As filed with the Securities and Exchange Commission on April 18, 2024
Securities Act Registration No. 002-80896
Investment Company Act Registration No. 811-03623
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO. 97 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 100 (X)
Check appropriate box or boxes
The Prudential Series Fund
Exact name of registrant as specified in charter
655 Broad Street
Newark, New Jersey 07102
Address of Principal Executive Offices including Zip Code
1-800-225-1852
Registrant’s Telephone Number, Including Area Code
Andrew R. French
655 Broad Street
Newark, New Jersey 07102
Name and Address of Agent for Service
It is proposed that this filing will become effective:
__ immediately upon filing pursuant to paragraph (b)
X on May 1, 2024 pursuant to paragraph (b)
__ 60 days after filing pursuant to paragraph (a)(1)
__ on (____) pursuant to paragraph (a)(1)
__ 75 days after filing pursuant to paragraph (a)(2)
__ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Series Fund
PROSPECTUS • May 1, 2024
The Prudential Series Fund (the Trust) is an investment vehicle for life insurance companies (the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (each, a Contract and together, the Contracts). Each contract involves fees and expenses not described in this prospectus (the Prospectus). Please read the prospectus of your Contract for information regarding the Contract, including its fees and expenses. The portfolios offered in this Prospectus are set forth on this cover (each, a Portfolio and together, the Portfolios).
These securities have not been approved or disapproved by the Securities and Exchange Commission (the Commission or the SEC) or the Commodity Futures Trading Commission (the CFTC) nor has the Commission or the CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
Prudential, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.
PSF Global Portfolio (Class I & Class III Shares)
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Blend Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
PSF Stock Index Portfolio (Class I & Class III Shares)

Table of Contents

1	SUMMARY: PSF GLOBAL PORTFOLIO
7	SUMMARY: PSF MID-CAP GROWTH PORTFOLIO
11	SUMMARY: PSF NATURAL RESOURCES PORTFOLIO
18	SUMMARY: PSF PGIM 50/50 BALANCED PORTFOLIO
25	SUMMARY: PSF PGIM FLEXIBLE MANAGED PORTFOLIO
33	SUMMARY: PSF PGIM GOVERNMENT INCOME PORTFOLIO
40	SUMMARY: PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
45	SUMMARY: PSF PGIM HIGH YIELD BOND PORTFOLIO
52	SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
58	SUMMARY: PSF PGIM JENNISON GROWTH PORTFOLIO
63	SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
68	SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
76	SUMMARY: PSF SMALL-CAP STOCK INDEX PORTFOLIO
80	SUMMARY: PSF STOCK INDEX PORTFOLIO
84	ABOUT THE TRUST
85	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
105	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
113	PRINCIPAL RISKS
130	HOW THE TRUST IS MANAGED
146	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
151	OTHER INFORMATION
153	FINANCIAL HIGHLIGHTS
181	GLOSSARY: PORTFOLIO INDEXES

SUMMARY: PSF GLOBAL PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.08%	0.08%
= Total Annual Portfolio Operating Expenses	0.83%	1.08%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Global Portfolio Class I Shares	$85	$265	$460	$1,025
PSF Global Portfolio Class III Shares	$110	$343	$595	$1,317
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests its assets primarily in equity and equity-related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD). The Portfolio invests primarily in common stocks (and their equivalents) of foreign and US companies. The Portfolio has multiple subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or US equity or equity-related securities.
In pursuing its value strategies, the Portfolio seeks to invest in undervalued stocks that have high near-term appreciation potential. In addition, the Portfolio seeks to invest in undervalued large companies that provide good prospects for capital appreciation, although such companies may temporarily be out of favor. The Portfolio may, at times, also invest significantly in certain sectors.

In pursuing its growth strategies, the Portfolio relies on fundamental research to identify and invest in foreign and US companies with market capitalizations over $100 million that appear to have above-average prospective growth potential, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, as well as a conservative capital structure.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)
40%
30%
20%
10%
0%
-10%
-20%
-30%
3.25
2.37
4.44
24.84
-7.31
30.39
15.84
18.23
-18.80
19.59
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
19.82%	2nd Quarter 2020	-21.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Global Portfolio Class I Shares	19.59%	11.64%	8.28%	-
PSF Global Portfolio Class III Shares	19.29%	N/A	N/A	1.16%	4-26-2021
Index
Broad-Based Securities Market Index: MSCI World Index (GD) (reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%	4.99%*
* Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	April 2020

Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	April 2020
		Todd L. Kerin	Vice President, Portfolio Manager	April 2020
		Saleem Z. Banatwala	Director, Portfolio Manager	April 2020
	William Blair Investment Management, LLC	Alaina Anderson	Partner & Portfolio Manager	June 2021
		Simon Fennell	Partner & Portfolio Manager	January 2014
		Kenneth J. McAtamney	Partner & Portfolio Manager	January 2014
	LSV Asset Management	Josef Lakonishok, Ph.D.	CEO, CIO, Partner and Portfolio Manager	December 2005
		Menno Vermeulen, CFA	Partner, Portfolio Manager	December 2005
		Puneet Mansharamani, CFA	Partner, Portfolio Manager	January 2006
		Greg Sleight	Partner, Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner, Portfolio Manager	July 2014
	Massachusetts Financial Services Company	Eric B. Fischman, CFA	Investment Officer	March 2022
		Bradford Mak	Investment Officer	March 2022
	T. Rowe Price Associates, Inc.	Gabriel Solomon	Vice President and Co-Portfolio Manager	October 2021
		John D. Linehan, CFA	Vice President and Co-Portfolio Manager	December 2005
	PGIM Quantitative Solutions LLC	Marcus M. Perl	Principal, Portfolio Manager	July 2008
		Marco Aiolfi, PhD	Head of Multi-Asset team and Portfolio Manager	August 2022
		George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
Each of PGIM Quantitative Solutions, Jennison Associates LLC (Jennison) and PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although PGIM Quantitative Solutions, Jennison and PGIM have been appointed to serve as subadvisers to the Portfolio, PGIM Quantitative Solutions presently provides only Advice Services to the Portfolio. PGIM Investments has no current plans or intention to utilize PGIM Quantitative Solutions to provide Management Services to the Portfolio. PGIM Investments has no current intention to utilize Jennison or PGIM to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PGIM Investments, in its discretion, and subject to further approval by the Board, may in the future elect to utilize PGIM Quantitative Solutions, Jennison or PGIM to provide Management Services and/or Advice Services to the Portfolio, as applicable.

TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF MID-CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.60%	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.06%	0.06%	0.06%
= Total Annual Portfolio Operating Expenses	0.66%	1.06%	0.91%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Mid-Cap Growth Portfolio Class I Shares	$67	$211	$368	$822
PSF Mid-Cap Growth Portfolio Class II Shares	$108	$337	$585	$1,294
PSF Mid-Cap Growth Portfolio Class III Shares	$93	$290	$504	$1,120
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser, J.P. Morgan Investment Management, Inc., believes are capable of achieving sustained growth. Medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).

The Portfolio may invest in derivatives as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions that can achieve sustainable growth.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The PSF Mid-Cap Growth Portfolio changed its subadviser and changed its investment policies and strategy effective January 28, 2019. The performance figures prior to January 28, 2019 for the Portfolio reflect the Portfolio's former investment operations, policies, and strategies prior to this date. Such performance is not representative of the Portfolio's current investment operations, policies, and strategies that took effect as of this date, and the Portfolio's performance after this date could be materially different.
Effective May 1, 2024, the Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the Russell Midcap Growth Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)
60%
45%
30%
15%
0%
-15%
-30%
-45%
9.51
-2.36
4.32
22.43
-7.84
37.71
47.47
10.69
-26.96
23.55
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
32.28%	2nd Quarter 2020	-20.69%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Mid-Cap Growth Portfolio Class I Shares	23.55%	15.20%	9.83%	-
PSF Mid-Cap Growth Portfolio Class II Shares	23.04%	14.74%	9.39%	-
PSF Mid-Cap Growth Portfolio Class III Shares	23.24%	N/A	N/A	-2.95%	4-26-2021
Index
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	25.87%	13.81%	10.57%	-0.38%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
S&P MidCap 400 Index (former)(reflects no deduction for fees, expenses or taxes)	16.44%	12.62%	9.27%	2.39%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	J.P. Morgan Investment Management, Inc.	Felise L. Agranoff	Managing Director	January 2019
		Daniel Bloomgarden	Managing Director	July 2022
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF NATURAL RESOURCES PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.45%	0.45%	0.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.06%	0.06%	0.06%(2)
= Total Annual Portfolio Operating Expenses	0.51%	0.91%	0.76%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
(2) Other expenses have been updated from the most recent annual report to reflect current expenses.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Natural Resources Portfolio Class I Shares	$52	$164	$285	$640
PSF Natural Resources Portfolio Class II Shares	$93	$290	$504	$1,120
PSF Natural Resources Portfolio Class III Shares	$78	$243	$422	$942
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 94% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources companies, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to the agriculture, energy, materials, or commodity-related industrials sectors. The Portfolio may also invest up to 50% of its total assets in foreign and emerging markets securities, including American Depositary Receipts (ADRs) and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. Additionally, the Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade.
The Portfolio’s subadviser, T. Rowe Price Associates, Inc. (T. Rowe Price), invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in other growth companies that T. Rowe Price believes have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in natural resource and non-natural resource companies can vary depending on economic and monetary conditions and the Portfolio’s subadviser’s outlook for inflation. Natural resource companies in which the Portfolio invests typically own, develop, refine, service or transport resources, including energy, metals, forest products, industrials, utilities, chemicals, real estate, and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria and purchase securities that the subadviser believes will provide an opportunity for substantial appreciation. These situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. The Portfolio may also invest in other investment companies, including exchange-traded funds, and illiquid investments.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Natural Resources Investment Risk. The Portfolio’s investments will expose the Portfolio to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including changes in commodity prices, events occurring in nature, inflationary pressures, imposition of import controls, international political and economic developments, environmental incidents, resources conservation, the success of exploration projects, and tax and other government regulations. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Companies in the natural resources industry are at risk for environmental damage claims. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio invests in the securities of a small number of issuers and has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Illiquid Investments Risk. Illiquid investments risk exists when particular investments made by the Portfolio are difficult to purchase or sell. The Portfolio may make investments that may become less liquid in response to market developments, lack of a trading market, or adverse investor perceptions. If the Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. It also may be the case that other market participants may be attempting to liquidate illiquid holdings at the same time as the Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. An inability to sell a portfolio position can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Investment Company Risk. The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The PSF Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective June 15, 2022. The performance figures prior to June 15, 2022 for the Portfolio reflect the Portfolio's former investment operations, policies, and strategies prior to this date. Such performance is not representative of the Portfolio's current investment operations, policies, and strategies that took effect as of this date, and the Portfolio's performance after this date could be materially different.

Effective May 1, 2024, the Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the Lipper Global Natural Resources Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)

30%
20%
10%
0%
-10%
-20%
-30%
-40%
-19.47
-28.57
25.36
-0.19
-18.07
10.69
12.28
25.50
22.04
1.98
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
26.29%	4th Quarter 2020	-34.18%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Natural Resources Portfolio Class I Shares	1.98%	14.19%	1.36%	-
PSF Natural Resources Portfolio Class II Shares	1.58%	13.73%	0.96%	-
PSF Natural Resources Portfolio Class III Shares	1.75%	N/A	N/A	12.40%	4-26-2021
Index
Lipper Global Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	1.19%	12.48%	2.69%	12.87%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
MSCI World Index (GD) (former)(reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%	4.99%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	T. Rowe Price Associates, Inc.	Shinwoo Kim	Vice President and Portfolio Manager	June 2022
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM 50/50 BALANCED PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek total investment return consistent with a conservatively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.55%	0.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.57%	0.82%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM 50/50 Balanced Portfolio Class I Shares	$58	$183	$318	$714
PSF PGIM 50/50 Balanced Portfolio Class III Shares	$84	$262	$455	$1,014
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 86% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 50% of its assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of its assets in debt obligations and money market instruments (with a range of 25% to 85%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectation regarding the different markets. The Portfolio may invest in foreign securities.
The equity portion of the Portfolio is generally managed as an index portfolio, designed to perform similarly to the holdings of the S&P 500 Index.

Under normal circumstances, at least 80% of the fixed income portion of the Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high-quality money market instruments. Likewise, 20% of the fixed income portion of the Portfolio may be invested in high yield/high-risk debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). The Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above.
The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the US by foreign or US issuers, provided the securities are denominated in US dollars. For these purposes, the Portfolio does not consider American Depositary Receipts as foreign securities. The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in collateralized debt obligations, including collateralized loan obligations and other credit-related asset-backed securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The table also demonstrates how the Portfolio's average annual returns compare to the returns of a custom blended index which consists of the S&P 500 Index (50%), the Bloomberg US Aggregate Bond Index (40%), and the FTSE 3-Month US Treasury Bill Index (10%). The Portfolio’s investment manager determined the weight of each index comprising the custom blended index.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)

30%
20%
10%
0%
-10%
-20%
8.77
0.40
7.28
12.37
-2.47
18.49
11.43
13.38
-14.70
15.45
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
12.06%	2nd Quarter 2020	-10.99%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM 50/50 Balanced Portfolio Class I Shares	15.45%	8.07%	6.59%	-
PSF PGIM 50/50 Balanced Portfolio Class III Shares	15.16%	N/A	N/A	2.05%	4-26-2021
Index
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	15.60%	8.64%	7.03%	2.71%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Stace Mintz, CFA	Managing Director, Head of Quantitative Equity	February 2021
		Marco Aiolfi, PhD	Head of Multi-Asset team and Portfolio Manager	August 2022
		George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Rory Cummings, CFA	Principal, Portfolio Manager	August 2022
	PGIM Fixed Income*; PGIM Limited	Richard Piccirillo	Managing Director & Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Co-Chief Investment Officer	April 2014

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
		Matthew Angelucci, CFA	Principal and Co-Senior Portfolio Manager	September 2023
		Tyler Thorn	Vice President and Portfolio Manager	September 2023
*PGIM Fixed Income is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM FLEXIBLE MANAGED PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is total return consistent with an aggressively managed diversified portfolio.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class III Shares
Management Fees	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.62%	0.87%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Flexible Managed Portfolio Class I Shares	$63	$199	$346	$774
PSF PGIM Flexible Managed Portfolio Class III Shares	$89	$278	$482	$1,073
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 149% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio's expectations regarding the different markets.
The equity portion of the Portfolio is generally managed under an actively managed, disciplined and adaptive strategy. Under this strategy, the portfolio managers utilize quantitative investment models as a tool in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index. The stock portion of the Portfolio is invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Portfolio invests in companies that are expected to provide either attractive returns relative to the Portfolio’s peers, or that are desirable to hold in the Portfolio to manage risk.
Under normal circumstances, at least 80% of the fixed income portion of the Portfolio may be invested in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality, and high-quality money market instruments. Likewise, 20% of the fixed income portion of the Portfolio may be invested in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). The Portfolio may also invest in instruments that are not rated, but which are deemed to be of comparable quality to the instruments described above. The Portfolio may invest in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in collateralized debt obligations, including collateralized loan obligations, and other credit-related asset backed securities.
The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the US by foreign or US issuers provided the securities are denominated in US dollars. For these purposes, we do not consider American Depositary Receipts as foreign securities.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The stock portion of the Portfolio is invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Portfolio invests in companies that, in the subadviser’s judgment, will provide either attractive returns relative to the Portfolio’s peers, or are desirable to hold in the Portfolio to manage risk.
The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association. In addition, the Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association and the Student Loan Marketing Association which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
The Portfolio may also enter into short sales against-the-box. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of their investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the Portfolio's performance compares to the returns of a custom blended index which consists of the S&P 500 Index (60%), the Bloomberg US Aggregate Bond Index (35%) and the FTSE 3-Month US Treasury Bill Index (5%). The Portfolio’s investment manager determined the weight of each index comprising the custom blended index. Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)
30%
20%
10%
0%
-10%
-20%
11.05
1.01
8.52
14.97
-4.18
19.87
9.59
17.36
-14.70
17.93
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
14.93%	2nd Quarter 2020	-14.92%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Flexible Managed Portfolio Class I Shares	17.93%	9.17%	7.60%	-
PSF PGIM Flexible Managed Portfolio Class III Shares	17.66%	N/A	N/A	3.01%	4-26-2021
Index
Custom Blended Index (reflects no deduction for fees, expenses or taxes)	17.68%	10.04%	8.07%	3.37%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Stacie L. Mintz, CFA	Managing Director, Head of Quantitative Equity	August 2006
		Marco Aiolfi, PhD	Head of Multi-Asset team and Portfolio Manager	August 2022
		George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Rory Cummings, CFA	Principal, Portfolio Manager	August 2022
	PGIM Fixed Income*; PGIM Limited	Richard Piccirillo	Managing Director and Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Co-Chief Investment Officer	April 2014
		Matthew Angelucci, CFA	Principal and Co-Senior Portfolio Manager	September 2023
		Tyler Thorn	Vice President and Portfolio Manager	September 2023
* PGIM Fixed Income, is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM GOVERNMENT INCOME PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over the long term consistent with the preservation of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.12%	0.12%
= Total Annual Portfolio Operating Expenses	0.52%	0.77%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Government Income Portfolio Class I Shares	$53	$167	$291	$653
PSF PGIM Government Income Portfolio Class III Shares	$79	$246	$428	$954
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 87% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in US Government securities, including US Treasury securities, debt obligations issued or guaranteed by agencies or instrumentalities established by the US Government, and mortgage-backed securities issued by US Government instrumentalities. The Portfolio may invest up to 20% of its assets in other securities, including corporate debt securities and asset-backed securities. The Portfolio may invest in mortgage-related securities and asset-backed securities, including collateralized debt obligations, collateralized loan obligations and other credit-related asset-backed securities.
The Portfolio may also enter into short sales against-the-box. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation.
The Portfolio may invest up to 30% of its assets in reverse repurchase agreements and dollar rolls.

In managing the Portfolio’s assets, the Portfolio’s subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Dollar Roll Transactions Risk: Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will utilize the Bloomberg US Government Bond Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)

9%
6%
3%
0%
-3%
-6%
-9%
-12%
-15%
5.86
0.67
2.17
2.94
0.63
6.61
7.16
-3.17
-13.45
5.10
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
6.50%	4th Quarter 2023	-5.91%	1st Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Government Income Portfolio Class I Shares	5.10%	0.13%	1.27%	-
PSF PGIM Government Income Portfolio Class III Shares	4.87%	N/A	N/A	-4.00%	4-26-2021
Index
Bloomberg US Government Bond Index (reflects no deduction for fees, expenses or taxes)	4.09%	0.56%	1.27%	-2.94%*
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	-2.76%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income*	Craig Dewling	Managing Director and Co-Chief Investment Officer	September 2007
		Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	November 2003
		Mick Meyler	Managing Director and Head of Developed Market Rates	April 2021
		Scott Donnelly, CFA	Principal and Portfolio Manager	April 2021
		Gary Wu, CFA	Principal and Portfolio Manager	April 2021
*PGIM Fixed Income is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the

Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.30%	0.30%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.33%	0.58%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Government Money Market Portfolio Class I Shares	$34	$106	$185	$418
PSF PGIM Government Money Market Portfolio Class III Shares	$59	$186	$324	$726
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Portfolio has a policy that requires it to invest under normal conditions, at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Portfolio’s assets, the Portfolio’s subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk.
The Portfolio invests only in securities that have remaining maturities of 397 days or less, or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Portfolio seeks to invest in securities that present minimal credit risk. The Portfolio may invest significantly in securities with floating or variable rates of interest.

The Portfolio seeks to maintain a stable net asset value of $10.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $10.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.
In a low interest rate environment, the yield of the Portfolio, after the deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $10.00. PGIM Investments LLC may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.
The Trust’s Board of Trustees (the Board) has determined that the Portfolio, as a “government money market fund”, is not subject to liquidity fees. The Board has reserved the power to change this determination with respect to liquidity fees, but such change would become effective only after providing appropriate prior notice to shareholders.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Adjustable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, adjustable and floating-rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Adjustable and floating-rate securities are also subject to credit risk, market risk, and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.
Note: Prior to September 12, 2016, the Portfolio operated under the name “Money Market Portfolio” as a prime money market fund and invested in certain types of securities that, as a government money market fund, the Portfolio is no longer permitted to hold. Consequently, the performance information below may have been different if the current investment limitations had been in effect during the period prior to the Portfolio’s conversion to a government money market fund.

Annual Total Returns (Class I Shares)

6%
5%
4%
3%
2%
1%
0%
0.00
0.00
0.10
0.56
1.53
1.92
0.30
0.04
1.39
4.87
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
1.29%	4th Quarter 2023	0.00%	4th Quarter 2021

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Government Money Market Portfolio Class I Shares	4.87%	1.69%	1.06%	-
PSF PGIM Government Money Market Portfolio Class III Shares	4.61%	N/A	N/A	1.60%	4-26-2021

7-Day Yield (as of December 31, 2023)
PSF PGIM Government Money Market Portfolio Class I Shares	5.05%
iMoneyNet, Inc. Government & Agency Retail Average	4.86% *
*Source: iMoneyNet, Inc. regularly reports a 7-day yield on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Government & Agency Retail Average category as of 12/31/2023.

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser
PGIM Investments LLC	PGIM Fixed Income*
*PGIM Fixed Income is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM HIGH YIELD BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high total return.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
	Class I Shares	Class III Shares
Management Fees	0.55%	0.55%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.06%	0.06%
= Total Annual Portfolio Operating Expenses	0.61%	0.86%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM High Yield Bond Portfolio Class I Shares	$62	$195	$340	$762
PSF PGIM High Yield Bond Portfolio Class III Shares	$88	$274	$477	$1,061
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. Such high yield/high risk debt investments are often referred to as high yield bonds or “junk bonds” and are riskier than higher rated bonds.
Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. The Portfolio may also invest up to 30% of its total assets in US dollar-denominated securities of foreign issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.

The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The Portfolio may also invest up to 20% of its total assets in collateralized debt obligations, including collateralized loan obligations, and other credit-related asset backed securities.
The Portfolio may enter into short sales against-the-box. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation.
The Portfolio may invest up to 30% of its assets in reverse repurchase agreements and dollar rolls.
In managing the Portfolio’s assets, the Portfolio’s subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Dollar Roll Transactions Risk: Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the manager or a Portfolio's subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility, and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, Africa and the region comprising the former Soviet Union. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures, and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.
Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will utilize the Bloomberg US Corporate High Yield 1% Issuer Capped Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)
20%
15%
10%
5%
0%
-5%
-10%
-15%
2.71
-2.45
16.24
7.80
-1.26
16.33
7.11
7.93
-11.24
11.82
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
11.72%	2nd Quarter 2020	-14.21%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM High Yield Bond Portfolio Class I Shares	11.82%	5.94%	5.17%	-
PSF PGIM High Yield Bond Portfolio Class III Shares	11.53%	N/A	N/A	0.98%	4-26-2021
Index
Bloomberg US Corporate High Yield 1% Issuer Capped Index (reflects no deduction for fees, expenses or taxes)	13.46%	5.25%	4.53%	1.49%*
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	-2.76%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income*; PGIM Limited	Robert Cignarella, CFA	Managing Director and Head of U.S. High Yield for PGIM Fixed Income	May 2014
		Robert Spano, CFA, CPA	Principal and a High Yield Portfolio Manager	September 2007
		Ryan Kelly, CFA	Principal and a High Yield Portfolio Manager	February 2012
		Brian Clapp, CFA	Principal and a High Yield Portfolio Manager	May 2013
		Michael Gormally	Vice President and a High Yield portfolio manager and trader	April 2022
		Brian Lalli	Principal and Portfolio Manager	April 2023
*PGIM Fixed Income is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON BLEND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.45%	0.45%	0.45%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fee	None	0.15%	None
+ Other Expenses	0.01%	0.01%(1)	0.01%
= Total Annual Portfolio Operating Expenses	0.46%	0.86%	0.71%
(1) Other expenses have been updated from the most recent annual report to reflect current expenses.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Blend Portfolio Class I Shares	$47	$148	$258	$579
PSF PGIM Jennison Blend Portfolio Class II Shares	$88	$274	$477	$1,061
PSF PGIM Jennison Blend Portfolio Class III Shares	$73	$227	$395	$883
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 77% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The market capitalization within the range will vary, but as of January 31, 2024, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $682 billion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $2.9 trillion. In addition, the Portfolio may invest in mid- and small-capitalization companies.

The Portfolio’s subadviser, Jennison Associates LLC, employs a bottom-up fundamental stock research process which sources the investment universe from Jennison’s growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments). Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”
The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser’s fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.

Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing and volatility of these securities and on the Portfolio’s ability to sell the securities.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.
Note: The PSF PGIM Jennison Blend Portfolio changed certain investment strategies, effective December 11, 2023. The performance figures prior to December 11, 2023 for the Portfolio reflect the Portfolio's former investment operations, policies, and strategies prior to this date. Such performance is not representative of the Portfolio’s current investment operations, policies, and strategies that took effect as of this date, and the Portfolio's performance after this date could be materially different.

Annual Total Returns (Class I Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
7.71
2.36
3.78
25.78
-4.85
28.89
29.00
20.36
-25.10
32.52
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
26.37%	2nd Quarter 2020	-19.55%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Jennison Blend Portfolio Class I Shares	32.52%	14.71%	10.52%	-
PSF PGIM Jennison Blend Portfolio Class II Shares	31.98%	14.25%	10.08%	-
PSF PGIM Jennison Blend Portfolio Class III Shares	32.19%	N/A	N/A	3.69%	4-26-2021
Index
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	26.53%	15.52%	11.80%	5.70%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Jason T. McManus	Managing Director	December 2023
		Adam L. Friedman	Managing Director	December 2023
		Brian A. Porpora	Managing Director	December 2023
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.60%	0.60%	0.60%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.02%	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.62%	1.02%	0.87%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Growth Portfolio Class I Shares	$63	$199	$346	$774
PSF PGIM Jennison Growth Portfolio Class II Shares	$104	$325	$563	$1,248
PSF PGIM Jennison Growth Portfolio Class III Shares	$89	$278	$482	$1,073
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the subadviser believes have above-average growth prospects. The Portfolio’s subadviser, Jennison Associates LLC, believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. Given the subadviser’s selection criteria and proclivity for fast growing companies, the

Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions. In addition to common stocks and preferred stocks, the subadviser may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P or Fitch (or if unrated, of comparable quality in the subadviser’s judgment). The Portfolio may also invest in obligations issued or guaranteed by the US Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or a downgrade in the credit quality rating of, the US Government, and may not be backed by the full faith and credit of the US Government.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)
75%
60%
45%
30%
15%
0%
-15%
-30%
-45%
9.99
11.48
-0.90
36.69
-0.78
33.34
56.20
16.01
-37.60
53.51
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
35.59%	2nd Quarter 2020	-25.40%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Jennison Growth Portfolio Class I Shares	53.51%	18.27%	14.33%	-
PSF PGIM Jennison Growth Portfolio Class II Shares	52.89%	17.81%	13.87%	-
PSF PGIM Jennison Growth Portfolio Class III Shares	53.12%	N/A	N/A	2.13%	4-26-2021
Index
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	42.68%	19.50%	14.86%	6.96%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Michael Del Balso	Managing Director	April 2000
		Kathleen A. McCarragher	Managing Director	February 1999
		Blair A. Boyer	Managing Director	May 2019
		Natasha Kuhlkin, CFA	Managing Director	May 2019
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM JENNISON VALUE PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek capital appreciation.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.40%	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+ Administration Fees	None	0.15%	None
+ Other Expenses	0.02%	0.02%	0.02%
= Total Annual Portfolio Operating Expenses	0.42%	0.82%	0.67%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Value Portfolio Class I Shares	$43	$135	$235	$530
PSF PGIM Jennison Value Portfolio Class II Shares	$84	$262	$455	$1,014
PSF PGIM Jennison Value Portfolio Class III Shares	$68	$214	$373	$835
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, to be within the market capitalization of the Russell 1000® Value Index (measured at the time of purchase). As of January 31, 2024, the Russell 1000® Value Index had a weighted average market capitalization of $147 billion, and the largest company by market capitalization was $832 billion. The Portfolio seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. The Portfolio may invest up to

25% of its total assets in real estate investment trusts and up to 30% of its total assets in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the subadviser does not consider American Depositary Receipts and similar receipts or shares traded in US markets as foreign securities.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify for favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Additionally, occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class II and Class III shares would be lower because Class II and Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)

50%
40%
30%
20%
10%
0%
-10%
-20%
10.10
-8.19
11.39
16.99
-9.88
26.06
3.58
27.79
-7.89
15.20
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
15.96%	2nd Quarter 2020	-26.87%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Jennison Value Portfolio Class I Shares	15.20%	12.10%	7.71%	-
PSF PGIM Jennison Value Portfolio Class II Shares	14.74%	11.66%	7.28%	-
PSF PGIM Jennison Value Portfolio Class III Shares	14.92%	N/A	N/A	6.16%	4-26-2021
Index
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	11.46%	10.91%	8.40%	4.16%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Warren N. Koontz, Jr., CFA	Managing Director	September 2014
		Joseph C. Esposito, CFA	Managing Director	May 2017
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF PGIM TOTAL RETURN BOND PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.40%	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.43%	0.68%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF PGIM Total Return Bond Portfolio Class I Shares	$44	$138	$241	$542
PSF PGIM Total Return Bond Portfolio Class III Shares	$69	$218	$379	$847
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 224% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds.
The Portfolio normally invests at least 70% of its investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. In addition, the Portfolio may also invest up to 30% of its assets in lower rated securities which are riskier and considered speculative (sometimes referred to as “junk bonds”). The Portfolio also may invest up to 20% of its total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar. The Portfolio may invest in mortgage-related securities and asset-backed securities, including collateralized debt obligations (CDOs), collateralized loan obligations and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.
The Portfolio may also enter into short sales against-the-box. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation.
The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
In managing the Portfolio’s assets, the Portfolio’s subadviser, PGIM Fixed Income, uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.
High Yield Risk. Investments in fixed income instruments rated below investment grade and unrated instruments of similar credit quality (i.e., “high yield securities” or “junk bonds”) may be more sensitive to interest rate, credit, call, and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and

American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower-than-expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations, and junior loans can involve a higher degree of risk than more senior loans. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may have an impact on the length and timing of completing trades. To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The lower the credit quality of a bond, the more sensitive it is to credit risk, and the credit quality of an investment can deteriorate rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Dollar Roll Transactions Risk: Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Equity and Equity-Related Securities Risk. From time to time, the Portfolio may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. The value of a particular equity or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the Federal Open Market Committee (FOMC) began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. The Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value), which may amplify the Portfolio’s gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio’s securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of a Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)

15%
10%
5%
0%
-5%
-10%
-15%
-20%
7.09
-0.26
5.59
7.00
-0.15
10.90
8.45
-0.76
-14.81
7.27
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
7.19%	4th Quarter 2023	-6.61%	2nd Quarter 2022

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF PGIM Total Return Bond Portfolio Class I Shares	7.27%	1.75%	2.77%	-
PSF PGIM Total Return Bond Portfolio Class III Shares	7.08%	N/A	N/A	-2.81%	4-26-2021
Index
Broad-Based Securities Market Index: Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%	-2.76%*
* Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income*; PGIM Limited	Robert Tipp, CFA	Managing Director, Chief Investment Strategist, and Head of Global Bonds	September 2002
		Richard Piccirillo	Managing Director and Senior Portfolio Manager	February 2013
		Gregory Peters	Managing Director and Co-Chief Investment Officer	April 2014
		Matthew Angelucci, CFA	Principal and Co-Senior Portfolio Manager	September 2023
		Tyler Thorn	Vice President and Portfolio Manager	September 2023
*PGIM Fixed Income is a business unit of PGIM, Inc.
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF SMALL-CAP STOCK INDEX PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.35%	0.35%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.03%	0.03%
= Total Annual Portfolio Operating Expenses	0.38%	0.63%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Small-Cap Stock Index Portfolio Class I Shares	$39	$122	$213	$480
PSF Small-Cap Stock Index Portfolio Class III Shares	$64	$202	$351	$786
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 31% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index). As of January 31, 2024, the S&P SmallCap 600 Index stocks had an average market capitalization of $2.8 billion and the largest company by market capitalization had a capitalization of $7.7 billion. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the Portfolio’s secondary benchmark, the S&P SmallCap 600 Index.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.
Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will utilize the S&P Small-Cap 600 Index as its additional benchmark for performance comparison.

Annual Total Returns (Class I Shares)

30%
20%
10%
0%
-10%
-20%
-30%
5.39
-2.29
26.50
13.00
-8.73
22.42
10.99
26.34
-16.37
15.74
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
31.17%	4th Quarter 2020	-32.67%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Small-Cap Stock Index Portfolio Class I Shares	15.74%	10.69%	8.36%	-
PSF Small-Cap Stock Index Portfolio Class III Shares	15.44%	N/A	N/A	0.18%	4-26-2021
Index
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	16.05%	11.03%	8.66%	0.88%*
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Edward J. Lithgow, CFA	Vice President, Portfolio Manager	May 2017
		Stacie Mintz, CFA	Managing Director, Head of Quantitative Equity	February 2021
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

SUMMARY: PSF STOCK INDEX PORTFOLIO
INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.28%	0.28%
+ Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+ Other Expenses	0.01%	0.01%
= Total Annual Portfolio Operating Expenses	0.29%	0.54%
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
PSF Stock Index Portfolio Class I Shares	$30	$93	$163	$368
PSF Stock Index Portfolio Class III Shares	$55	$173	$302	$677
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 3% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  In pursuing its investment objective, the Portfolio normally invests at least 80% its assets (net assets plus any borrowings made for investment purposes) in common stocks of companies that comprise the S&P 500 Index. The Portfolio’s subadviser, PGIM Quantitative Solutions LLC, will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio.
To achieve the Portfolio’s objective, the subadviser uses the performance of the S&P 500 Index. The subadviser aims to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial stock.
Under normal conditions, the subadviser attempt to invest in all 500 companies represented in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio managers generally purchase stocks in proportion to their weighting in the S&P 500 Index.

The subadviser may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Index Tracking Risk. The Portfolio’s ability to track the performance and/or holdings and weightings of an index with a high degree of correlation may be affected by, among other things, transaction costs and shareholder purchases and redemptions.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC), and depending on the Portfolio, the Commodity Futures Trading Commission (the CFTC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual return information in the bar chart is provided only for Class I shares. Because all of the Portfolio’s shares are invested in the same portfolio of securities, annual returns for Class III shares would be lower because Class III shares do not have the same expenses as Class I shares.

Annual Total Returns (Class I Shares)

40%
30%
20%
10%
0%
-10%
-20%
-30%
13.31
1.18
11.83
21.46
-4.61
31.07
18.08
28.28
-18.34
25.92
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Best Quarter:		Worst Quarter:
20.51%	2nd Quarter 2020	-19.67%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years	Since Inception	Inception Date
PSF Stock Index Portfolio Class I Shares	25.92%	15.34%	11.73%	-
PSF Stock Index Portfolio Class III Shares	25.60%	N/A	N/A	6.13%	4-26-2021
Index
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	6.74%*
* Since Inception returns for the Index are measured from the month-end closest to the inception date.
MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	George N. Patterson, PhD, CFA, CFP	Managing Director, Chief Investment Officer	November 2023
		Edward J. Lithgow, CFA	Vice President, Portfolio Manager	May 2017
		Stacie Mintz, CFA	Managing Director, Head of Quantitative Equity	February 2021
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST
About the Trust and Its Portfolios
This Prospectus provides information about The Prudential Series Fund (the Trust) and its separate Portfolios. The Portfolios of the Trust, which are discussed in this Prospectus, are identified on the front cover and in the table of contents. Each Portfolio, is a diversified investment company as defined by the Investment Company Act of 1940, as amended (the 1940 Act).
PGIM Investments LLC (PGIM Investments or the Manager), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), serves as overall manager for the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom.
The Manager has retained one or more subadvisers (each, a Subadviser) to manage the day-to-day investment of the assets of each Portfolio in a “manager-of-managers” structure. More information about the Manager, each Subadviser, and the “manager-of-managers” structure is included in “How the Trust is Managed” later in this Prospectus.
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II and/or Class III shares. As of the date of this Prospectus, Class I and Class III shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). As of the date of this Prospectus, Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Shares of each of the Portfolios may be sold directly to certain qualified retirement plans. The insurance companies reference above are referred to collectively as, the Participating Insurance Companies.
Additional information about each Portfolio is set forth in the following sections, and is also provided in the Statement of Additional Information (SAI).
Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives & Policies
In addition to each Portfolio's summary section, each Portfolio's investment objective and policies are described in more detail on the following pages. Certain investment instruments that appear in bold lettering below are described in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.
Although the Portfolios make every effort to achieve their investment objectives, there can be no guarantee of success and it is possible that you could lose money by investing in the Portfolios. Each Portfolio's investment objective is a non-fundamental investment policy and, therefore, may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law.
An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Portfolios have investment strategies and policies that include percentage estimates and limitations. Those percentages are generally applied at the time the Portfolio makes an investment. As a result, a Portfolio generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation. A Portfolio may have a policy to invest at least 80% of its assets in a particular category of investments suggested by the name of the Portfolio. For any Portfolio that is subject to Rule 35d-1 under the 1940 Act, this 80% policy relates to the Portfolio’s net assets plus borrowings, if any, for investment purposes. The 80% requirement is applied at the time the Portfolio makes an investment. These 80% policies are non-fundamental and may be changed by the Board without shareholder approval. A Portfolio, however, will provide 60 days’ prior written notice to shareholders of any change in an 80% policy based on the Portfolio’s name if required by applicable rules.
A change in the securities held by a Portfolio is known as “portfolio turnover.” A Portfolio may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. The Financial Highlights tables at the end of this Prospectus show each Portfolio's portfolio turnover rate during the past five fiscal years.
Temporary Defensive Investments. In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, each Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. In addition, to the extent not otherwise permitted, each Portfolio may temporarily invest up to 10% of its assets in exchange-traded funds (ETFs) during stressed and/or volatile market conditions. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
PSF Global Portfolio
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio invests primarily in common stocks (and their equivalents) of foreign and US companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or US common stocks.

The approximate asset allocation as of December 31, 2023, area of geographic focus, and primary investment style for each subadviser are set forth below:
PSF Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair Investment Management, LLC (William Blair)	50.57%	Foreign Equity	Growth-oriented
LSV Asset Management (LSV)	49.43%	Foreign Equity	Value-oriented
Massachusetts Financial Services (MFS)	50.31%	US Equity	Growth-oriented
T. Rowe Price Associates, Inc. (T. Rowe Price)	49.61%	US Equity	Value-oriented
William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure.
LSV employs a proprietary model in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process.
MFS normally invests the portion of the Portfolio’s assets advised by MFS primarily in equity securities. MFS focuses on investing the portion of the Portfolio’s assets advised by MFS in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures. While MFS may invest the portion of the Portfolio’s assets advised by MFS in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations. MFS may invest the portion of the Portfolio’s assets advised by MFS in foreign securities. MFS normally invests the portion of the Portfolio’s assets advised by MFS across different industries and sectors, but MFS may invest a significant percentage of the portion of the Portfolio’s assets advised by MFS in issuers in a single industry or sector. MFS may invest a significant percentage of the portion of the Portfolio’s assets advised by MFS in a single issuer or a small number of issuers. MFS uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
T. Rowe Price is responsible for managing a portion of the Portfolio’s assets. T. Rowe Price’s strategy defines a large-cap company whose market capitalization falls within the market capitalization range of the Russell 1000® Index. T. Rowe Price's integrated approach to investing combines fundamental analysis and quantitative models to identify stocks that could be included in the portfolio. The portion of the Portfolio managed by T. Rowe Price draws on the adviser’s experience in large-cap investing and takes into account both its quantitative and fundamental research capabilities. T. Rowe Price typically constructed in a “bottom up” manner, an approach that focuses more on evaluations of individual stocks than on analyses of overall economic trends and market cycles. Stocks are selected based on a variety of metrics such as a company’s valuation, profitability, stability, earnings quality, management capital allocation actions, and indicators of near-term appreciation potential. T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In pursuing its investment objective, T. Rowe Price has the discretion to deviate from its normal investment criteria. These situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management. While most assets will typically be invested in US common stocks, T. Rowe Price’s strategy may invest in foreign stocks in keeping with the Portfolio’s objectives. T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
The Portfolio may change the target allocations. The Portfolio may at times invest significantly in certain sectors, such as the financials and healthcare sector. The Portfolio invests its assets primarily in equity and equity-related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD). The Portfolio has multiple subadvisers and each subadviser uses either a “growth” approach or a “value” approach in selecting either foreign or US equity or equity related securities (for example, one subadviser invests the Portfolio's assets in US equity or equity related securities using a growth approach and the other subadviser invests the Portfolio's assets in US equity or equity related securities using a value approach).
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
In addition to the subadvisers listed above, each of PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), Jennison Associates LLC (Jennison) and PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM Fixed Income) may provide “Management Services” and/or “Advice Services” to the Portfolio. Management Services includes discretionary investment management authority for all or a portion of the Portfolio's assets. Advice Services includes investment advice, asset allocation advice and research services other than day-to-day management of the Portfolio.
Although PGIM Quantitative Solutions, Jennison and PGIM Fixed Income have been appointed to serve as subadvisers to the Portfolio, PGIM Quantitative Solutions presently provides only Advice Services to the Portfolio. PGIM Investments has no current plans or intention to utilize PGIM Quantitative Solutions to provide Management Services to the Portfolio. PGIM Investments has no current intention to utilize Jennison or PGIM Fixed Income to provide any Management Services or Advice Services to the Portfolio.
Depending on future circumstances and other factors, however, PGIM Investments, in its discretion, and subject to further approval by the Board, may in the future elect to utilize PGIM Quantitative Solutions, Jennison or PGIM Fixed Income to provide Management Services and/or Advice Services to the Portfolio, as applicable.
PSF MID-CAP GROWTH PORTFOLIO
The investment objective of this Portfolio is long-term capital appreciation.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of medium-sized US companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. The Portfolio invests primarily in common stocks of medium-sized US companies which the subadviser believes are capable of achieving sustained growth. Medium-sized US companies are companies with market capitalizations similar to those within the universe of the Russell® Midcap Growth Index (measured at the time of purchase).

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivatives, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions. In managing the Portfolio, the subadviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Portfolio include those with leading competitive positions that can achieve sustainable growth.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
The Portfolio is managed by J.P. Morgan Investment Management, Inc.
PSF Natural Resources Portfolio
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources companies, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to the agriculture, energy, materials, or commodity-related industrials sectors.
In pursuing its investment objective, the Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
As with all stock funds, the Portfolio’s share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds given its specific exposure to the natural resources sector and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.
The Portfolio may also invest in other investment companies, including exchange-traded funds, and illiquid investments.
Other Investments: Although the Portfolio invests primarily in common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio’s investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities. The Portfolio may invest up to 50% of its total assets in foreign and emerging markets securities, including American Depositary Receipts (ADRs) and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio’s investments in foreign securities, or even in US companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.
Future and Options. The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.
Hybrid Instruments. These derivative instruments can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.
PSF PGIM 50/50 BALANCED PORTFOLIO
The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio.
The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. The percentage of the Portfolio’s assets in each category is adjusted depending on expectations regarding the different markets.
Under normal market conditions, the Portfolio typically invests approximately 50% of its assets in equity and equity-related securities (with a range of 15% to 75%) and approximately 50% of its assets in debt obligations and money market instruments (with a range of 25% to 85%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio’s expectation regarding the different markets. The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the S&P 500 Index. For more information about the index and index investing, see the investment summary for PSF Stock Index Portfolio included in this prospectus.
In managing the debt segment of the Portfolio’s assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like

S&P Global Ratings (S&P), Moody's Investors Service, Inc. (Moody's), or Fitch Ratings (Fitch), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high-quality money market instruments. The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, the Portfolio may invest in US Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
PGIM Fixed Income may invest, under normal circumstances, at least 80% of the fixed income portion of the Portfolio in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high-quality money market instruments. Likewise, PGIM Fixed Income may invest up to 20% of the fixed income portion of the Portfolio in high yield/high-risk debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). These high yield or junk bonds are riskier than investment grade securities and are considered speculative. The Portfolio may also invest in instruments that are not rated, but which PGIM Fixed Income believes are of comparable quality to the instruments described above.
The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the US by foreign or US issuers, provided the securities are denominated in US dollars. For these purposes, the Portfolio does not consider ADRs as foreign securities.
PGIM Fixed Income may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.
The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in Collateralized Debt Obligations (CDOs), including collateralized loan obligations (CLOs), and other credit-related asset-backed securities.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed-delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Trust and other affiliated funds in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).
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Reverse repurchase agreements and dollar rolls in the management of the fixed income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
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Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
The equity portion of the Portfolio is managed by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), and the fixed income and money market portions of the Portfolio are managed by PGIM Fixed Income.
PSF PGIM FLEXIBLE MANAGED PORTFOLIO
The investment objective of this Portfolio is to seek a total return consistent with an aggressively managed diversified portfolio.
The Portfolio invests in a mix of equity and equity-related securities, debt obligations and money market instruments. Under normal market conditions, the Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of the Portfolio’s assets in each category is adjusted depending on expectations regarding the different markets.
In managing the Portfolio’s fixed income assets, PGIM Fixed Income uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into PGIM Fixed Income’s bottom-up research which informs security selection. In its bottom-up research, PGIM Fixed Income develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
PGIM Fixed Income may also consider factors such as yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security. PGIM Fixed Income may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio invests in equity, debt and money market securities—in order to achieve diversification in a single Portfolio. The Portfolio seeks to maintain a more aggressive mix of investments than the PSF PGIM 50/50 Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in an effort to achieve greater appreciation.
Under normal market conditions, the Portfolio typically invests approximately 60% of its assets in equity and equity-related securities (with a range of 25% to 100%) and approximately 40% of its assets in debt obligations and money market instruments (with a range of 0% to 75%). The percentage of Portfolio assets in each category is adjusted depending on the Portfolio’s expectations regarding the different markets.
The equity portion of the Portfolio is generally managed under an actively-managed, disciplined and adaptive strategy. Under this strategy, the portfolio managers use a quantitative approach in seeking to outperform the S&P 500 Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio is invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. The Portfolio invests in companies that, in the subadviser’s judgment, will provide either attractive returns relative to the Portfolio’s peers, or are desirable to hold in the Portfolio to manage risk.
The Portfolio may invest without limitation in debt obligations issued or guaranteed by the US Government and government-related entities. Examples of debt securities that are backed by the full faith and credit of the US Government are Treasury Inflation Protected Securities and obligations of Ginnie Mae. In addition, the Portfolio may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.
PGIM Fixed Income may invest, under normal circumstances, at least 80% of the fixed income portion of the Portfolio in intermediate and long-term debt obligations that are rated investment grade by the major ratings services, or, if unrated, considered to be of comparable quality by the subadviser, and high-quality money market instruments. Likewise, PGIM Fixed Income may invest up to 20% of the fixed income portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased (commonly known as “junk bonds”). These high yield or junk bonds are riskier than investment grade securities and are considered speculative. The Portfolio may also invest in instruments that are not rated, but which PGIM Fixed Income believes are of comparable quality to the instruments described above.
The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities. Up to 20% of the fixed income portion of the Portfolio may also be invested in CDOs, including CLOs, and other credit-related asset backed securities.
The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the US dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the US by foreign or US issuers provided the securities are denominated in US dollars. For these purposes, we do not consider ADRs as foreign securities.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The subadviser may also pursue the following types of investment strategies and/or invest in the following types of securities:
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REITs.
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Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
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Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
The stock portion of the Portfolio is managed by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), and the fixed income and money market portions of the Portfolio are managed by PGIM Fixed Income.
PSF PGIM Government Income Portfolio
The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in US Government securities, which include Treasury securities, obligations issued or guaranteed by US Government agencies and instrumentalities and mortgage-backed securities issued by US Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
US Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of US Government securities will change as interest rates change.
The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by S&P, Moody's, or Fitch (or if unrated, of comparable quality in the subadviser’s judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by S&P, Moody's, or Fitch (or if unrated, of comparable quality in the subadviser’s judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in US dollars or in foreign currencies which may or may not be hedged to the US dollar. The Portfolio may invest up to 25% of its net assets in zero coupon bonds.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase securities on a when issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Forward foreign currency exchange contracts and foreign currency futures contracts.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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The Portfolio may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
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Illiquid investments.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM Government Money Market Portfolio
The investment objective of the Portfolio is the maximum current income that is consistent with the stability of capital and the maintenance of liquidity.
The Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities. The Portfolio has a policy to invest, under normal conditions, 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research, which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider factors such as yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
The Portfolio invests only in securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Portfolio seeks to invest in securities that present minimal credit risk. The Portfolio may invest significantly in securities with floating or variable rates of interest.
The Portfolio seeks to maintain a stable net asset value of $10.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $10.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors.

The Portfolio is managed in compliance with regulations applicable to government money market mutual funds, specifically, Rule 2a-7 under the 1940 Act. The SEC recently adopted amendments to Rule 2a-7 (the “Amendments”) that have changed and will change certain requirements for money market funds. The Portfolio will not acquire any security with a remaining maturity exceeding 397 calendar days (as defined by Rule 2a-7 or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations). The Portfolio is required to hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” The Amendments increase holding requirements for daily liquid assets and weekly liquid assets to at least 25% and at least 50%, respectively. Daily liquid assets include cash (including demand deposits), direct obligations of the US Government and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day. Weekly liquid assets include cash (including demand deposits), direct obligations of the US Government, US Government agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.
The Portfolio will (i) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less and (ii) a dollar-weighted average life maturity (portfolio maturity measured without reference to any maturity shortening provisions) of 120 calendar days or less.
The Portfolio complies with the diversification, quality and other requirements of Rule 2a-7. This means that the money market instruments purchased by the Portfolio are limited to securities that the subadviser has determined present minimal credit risks to the Portfolio, based on an analysis of the capacity of the security's issue or guarantor to meet its financial obligations. In addition, a security, at the time of purchase by the Portfolio, must have been determined by the subadviser to present minimal credit risk. If, after purchase, the credit quality of an instrument deteriorates, the Portfolio’s subadviser or the Board of Trustees (the Board) (where required by applicable regulations) will decide whether the instrument should be held or sold. All portfolio instruments purchased by the Portfolio will be denominated in US dollars.
As a “government money market fund” under Rule 2a-7, the Portfolio (1) uses the amortized cost method of valuation to seek to maintain a $10.00 share price, and (2) at the election of the Board, is not subject to a liquidity fee on redemptions which might apply to other types of money market funds in the future should certain triggering events specified in Rule 2a-7 occur. However, the Board reserves the right, with notice to shareholders, to change the policy with respect to liquidity fees, thereby permitting the Portfolio to impose such fees in the future.
United States Government Obligations. The Portfolio invests in obligations of the US Government and its agencies and instrumentalities directly. Such obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the US Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the US Government will provide financial support to one of its agencies if it is not obligated to do so by law.
Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.
Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.
Voluntary Yield Support. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $10.00. PGIM Investments may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM High Yield Bond Portfolio
The investment objective of this Portfolio is a high total return.
The Portfolio invests primarily in high yield/high risk debt investments, which are often referred to as high yield bonds or “junk bonds.” High yield bonds and junk bonds are riskier than higher rated bonds. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors such as expected total return, yield, spread, and potential for price appreciation as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.
The Portfolio may invest up to 30% of its total assets in US dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Common stock, debt securities, convertible debt and preferred stock.
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Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
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Asset-backed securities.
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CDOs, including CLOs, and other credit-related asset-backed securities. No more than 20% of the Portfolio's assets may be invested in CDOs.
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase securities on a when-issued or delayed delivery basis.
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PIK bonds.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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The Portfolio may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.
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Illiquid investments.
Depending on the amount of its investment in securities identified in this section, the Portfolio’s risk profile may be lower or higher than peer funds that invest in such securities. PGIM Fixed Income takes into account the effect of such investments on the Portfolio’s risk profile when choosing to invest in such securities.
Under normal circumstances, the Portfolio may invest in money market instruments.
The Portfolio is managed by PGIM Fixed Income.
PSF PGIM JENNISON BLEND PORTFOLIO
The investment objective of this Portfolio is long term growth of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The market capitalization within the range will vary, but as of January 31, 2024, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $682 billion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $2.9 trillion. In addition, the Portfolio may invest in mid- and small-capitalization companies.
The subadviser employs a bottom-up fundamental stock research process which sources the investment universe from Jennison’s growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects.

The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser’s fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.
Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”
Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the Portfolio do not consider American Depositary Receipts and similar receipts or shares traded in US markets as foreign securities.
The subadviser may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities of REITs.
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Illiquid investments.
The Portfolio is managed by Jennison Associates LLC (Jennison).
PSF PGIM Jennison GROWTH Portfolio
The investment objective of this Portfolio is long-term growth of capital.
The subadviser normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that the subadviser believes have above-average growth prospects.
The subadviser believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The subadviser looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The subadviser seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price. Given the subadviser’s selection criteria and proclivity for fast growing companies, the Portfolio may at times have a more aggressive risk profile than peer funds, depending on market conditions. The subadviser may invest up to 30% of the Portfolio’s assets in foreign securities.
In addition to common stocks and preferred stocks, the subadviser may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P or Fitch (or if unrated, of comparable quality in the subadviser’s judgment).

The Portfolio may also invest in obligations issued or guaranteed by the US Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by Jennison.
PSF PGIM JENNISON VALUE PORTFOLIO
The investment objective of this Portfolio is to seek capital appreciation.
The subadviser will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities, with an emphasis on securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, within the market capitalization of the Russell 1000® Value Index. As of January 31, 2024, the Russell 1000® Value Index had a weighted average market capitalization of $147 billion, and the largest company by market capitalization was $832 billion.
The portfolio manager seeks companies that he believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary. The subadviser may also buy equity-related securities—like bonds, corporate notes and preferred stock—that can be converted into a company’s common stock, the cash value of common stock or some other equity security.
The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolio: (1) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (2) a more attractive portfolio candidate emerges; (3) our investment thesis is invalidated by subsequent events; or (4) a company trades below our downside price target.
Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, the subadviser usually invests in obligations rated A or better by S&P, Moody's, or Fitch. The subadviser may also invest in obligations rated as low as CC by S&P or Fitch or Ca by Moody's. These securities are considered speculative and are often referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which the subadviser believes are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, the subadviser does not consider ADRs and similar receipts or shares traded in US markets as foreign securities.
Up to 25% of the Portfolio's total assets may be invested in securities issued by REITs.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs and foreign currencies.
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Forward foreign currency exchange contracts.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales against-the-box.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments.
The Portfolio is managed by Jennison Associates LLC (Jennison).

PSF PGIM TOTAL RETURN BOND PORTFOLIO
The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in bonds. The subadviser normally invests at least 70% of the Portfolio’s investable assets in high-grade debt obligations and high-quality money market investments. The Portfolio will normally invest in intermediate and long-term debt obligations, but will adjust the mix of its short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
In managing the Portfolio’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends by continually evaluating economic data that affect the movement of markets and securities prices. This top-down macroeconomic analysis is integrated into the subadviser’s bottom-up research which informs security selection. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer, which include a review of the composition of revenue, profitability, cash flow margin, and leverage.
The subadviser may also consider investment factors, such as expected total return, yield, spread, and potential for price appreciation, as well as credit quality, maturity and risk. The Portfolio may invest in a security based upon the expected total return, rather than the yield of such security.
The subadviser may also utilize proprietary quantitative tools to support relative value trading and asset allocation for portfolio management as well as various risk models to support risk management.
In general, the value of debt obligations moves in the opposite direction as interest rates—if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. The subadviser will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.
Investment grade debt securities are those that major rating services, like S&P, Moody's, or Fitch, have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. The subadviser may also invest up to 30% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” The subadviser may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which the Portfolio may invest include US Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.
The Portfolio may invest without limit in debt obligations issued or guaranteed by the US Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the US Government is an obligation of Ginnie Mae. In addition, we may invest in US Government securities issued by other government entities, like Fannie Mae and Sallie Mae, which are not backed by the full faith and credit of the US Government. Instead, these issuers have the right to borrow from the US Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The subadviser may invest up to 20% of the Portfolio's total assets in debt securities issued outside the US by US or foreign issuers whether or not such securities are denominated in the US dollar.
The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant or through a restructuring. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.
The subadviser may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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CDOs (including collateralized loan obligations) and other credit-related asset-backed securities. No more than 20% of the Portfolio's net assets may be invested in CDOs. Within this limitation, the Portfolio will primarily invest in CDOs rated AAA or AA by a major rating service.
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.
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Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.
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Credit-linked securities, which may be linked to one or more underlying credit default swaps.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.
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Illiquid investments.
The Portfolio is managed by PGIM Fixed Income.
PSF SMALL-CAP STOCK INDEX PORTFOLIO
The investment objective of this Portfolio is long-term growth of capital.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
The subadviser attempts to achieve the investment results of the S&P SmallCap 600 Index, a market-weighted index which consists of 600 smaller capitalization US stocks. Because the holdings and weightings that comprise the Portfolio’s assets are generally based on that of the secondary benchmark S&P SmallCap 600 Index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.
The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2024, the S&P SmallCap 600 Index stocks had an average market capitalization of $2.8 billion and the largest company by market capitalization had a capitalization of $7.7 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.
The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

The subadviser attempts to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
The subadviser may also use alternative investment strategies including derivatives, to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:
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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions).
PSF STOCK INDEX PORTFOLIO
The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in S&P 500 Index stocks. The subadviser will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.
To achieve the Portfolio’s objective, the subadviser uses the performance of the S&P 500 Index. The subadviser aims to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, the subadviser attempt to invest in all 500 companies represented in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.
To manage investments and redemptions in the Portfolio, the subadviser may temporarily hold cash or invest in high-quality money market instruments. To the extent the subadviser does so, the Portfolio's performance will differ from that of the S&P 500 Index. The subadviser attempts to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.
The subadviser may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.
The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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Alternative investment strategies—including derivatives—to try and improve the Portfolio's returns, to protect its assets or for short-term cash management. Derivatives include options, futures contracts, swaps and swap options.
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Purchase and sell ETFs.
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Purchase securities on a when-issued or delayed delivery basis.
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Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.
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Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Trust in a joint repurchase account under an order obtained from the SEC.
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Equity and/or debt securities issued by REITs.
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Illiquid investments.
The Portfolio is managed by PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions).

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
Additional Investments & Strategies
In addition to the principal investment strategies described above, a Portfolio may invest in the following types of securities and/or use the following investment strategies to increase returns or protect Portfolio assets if market conditions warrant.
American Depositary Receipts (ADRs)—Certificates representing the right to receive foreign securities that have been deposited with a US bank or a foreign branch of a US bank.
Asset-Backed Securities—An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans, or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.
Collateralized Debt Obligations (CDOs)—A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.
Collateralized Loan Obligations (CLOs)—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
Convertible Debt and Convertible Preferred Stock—A convertible security is a security—for example, a bond or preferred stock—that may be converted into common stock, the cash value of common stock, or some other security of the same or different issuer. The convertible security sets the price, quantity of shares, and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer—through their conversion mechanism—the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.
Credit Default Swaps—In a credit default swap, a Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.
Credit-Linked Securities—Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. A Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.
Depositary Receipts—A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (EDRs) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (GDRs) are receipts issued throughout the world that evidence a similar arrangement.

Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.
Derivatives—A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest—a security, market index, currency, interest rate, or some other benchmark—will go up or down at some future date. A Portfolio may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective or to achieve investment and economic exposure to certain securities and investments. A Subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives used may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.
Dollar Rolls—Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio's sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio.
Energy Companies—Companies that are involved in oil or gas exploration, production, refining or marketing, or any combination of the above are greatly affected by the prices and supplies of raw materials such as oil or gas. The earnings and dividends of energy companies can fluctuate significantly as a result of international economics, politics and regulation.
Equity Swaps—In an equity swap, a Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.
Event-Linked Bonds—Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a Portfolio to certain unanticipated risks including credit risk, and adverse regulatory or jurisdictional interpretations. Event-linked bonds may also be subject to liquidity risk.
Exchange-Traded Funds (ETFs)— If a Portfolio’s principal investment strategy indicates that the Portfolio invests in ETFs, the Portfolio may invest more of its total assets in ETFs under normal market conditions.
An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.
An allocation to ETFs managed by an affiliate results in incremental revenues to Prudential. To the extent a Portfolio subadviser invests in an affiliated ETF that is managed by PGIM Investments, PGIM Investments will waive its management fee in an amount equal to the underlying ETF’s management/advisory fee. Further, if the subadviser to the Portfolio also subadvises the affiliated ETF, the subadviser will waive its subadvisory fee in an amount equal to the underlying ETF’s subadvisory fee.
Financial Services Companies—Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Foreign Currency Forward Contracts—A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to ”lock-in“ the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an ”offsetting“ contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
Futures Contracts—A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant approximately 5% of the contract amount. This is known as the ”initial margin.“ Every day during the futures contract, either the buyer or the seller will make payments of ”variation margin.“ In other words, if the value of the underlying security, index or interest rate increases, then the seller will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the seller would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.
Global Depositary Receipts (GDRs)—GDRs are receipts issued by a non-US financial institution evidencing ownership of underlying foreign securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets. Investments in GDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Healthcare Technology Companies—These companies will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. In addition, this industry is characterized by competition and rapid technological developments that may make a company’s products or services obsolete in a short period of time.
Illiquid Investments—An “illiquid investment” is an investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and that may be determined to be liquid pursuant to procedures adopted by the Trust on behalf of the Portfolios. Those securities are not subject to the 15% and 5% limits. The 15% and 5% limits are applied as of the date the Portfolio purchases an illiquid investment. In the event the market value of a Portfolio's (other than the PSF PGIM Government Money Market Portfolio) illiquid investments exceeds the 15% limit due to an increase in the aggregate value of its illiquid investments and/or a decline in the aggregate value of its other investments, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. If the PSF PGIM Government Money Market Portfolio were to exceed the 5% limit, the subadviser(s) would take prompt action to reduce the Portfolio’s holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law.
Inflation-Indexed Securities—Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as a Portfolio, do not receive their principal until maturity.
Interest Rate Swaps—In an interest rate swap, a Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also “Swaps” defined below.
Investments in Affiliated Funds—A Portfolio may invest its assets in affiliated funds, as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such underlying affiliated funds are registered investment companies under the 1940 Act. A Portfolio can invest its free cash balances in the underlying affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions, for defensive purposes, or as an efficient means to gain exposure to certain asset classes or investment strategies when carrying out its investment strategies. Such an investment could also allow a Portfolio to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Portfolio to the risks associated with the particular asset class. As a shareholder in underlying affiliated funds, a Portfolio will pay its proportional share of the expenses of such underlying affiliated funds. Management fees of either a Portfolio or an affiliated fund in which it invests, as applicable, will be waived, so that shareholders of the Portfolio are not paying management fees of both the Portfolio and the underlying affiliated fund. The investment results of the portions of a Portfolio’s assets invested in underlying affiliated funds will be based on the investment results of such underlying affiliated funds.
Joint Repurchase Account—In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments—Loans are privately negotiated between a corporate borrower and one or more financial institutions. A Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that a Portfolio sells the loan.
In assignments, a Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.
Master Limited Partnerships (MLPs)—MLP investments may include, but are not limited to: MLPs structured as LPs or LLCs; MLPs that are taxed as “C” corporations for US federal income tax purposes; I-Units issued by MLP affiliates; parent companies of MLPs; shares of companies owning MLP general partnership interests and other securities representing indirect beneficial ownership interests in MLP common units; “C” corporations that hold significant interests in MLPs; and other equity and fixed income securities and derivative instruments, including pooled investment vehicles and exchange traded products, that provide exposure to MLP investments. MLPs generally own and operate assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining, or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or that provide energy related equipment or services. A Portfolio’s MLP investments may be of any capitalization size.
Mortgage-Related Securities—Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable-rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the US Government or its agencies and mortgage-backed securities issued by government sponsored enterprises (GSEs) such as Fannie Mae, Ginnie Mae and Freddie Mac. GSE debt may not be backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by US Governmental entities yet generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. The Portfolios may invest in mortgage-related securities that are backed by a pool or pools of loans that are originated and/or serviced by an entity affiliated with the investment manager or subadviser(s).
Mortgage-related securities include CMO’s, multi-class pass through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, US Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.
Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. An MBS strip may be issued by US Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.
Non-Voting Depositary Receipts (NVDRs)—NVDRs are listed securities on the Stock Exchange of Thailand through which investors receive the same financial benefits as those who invest directly in a company’s ordinary shares; however, unlike ordinary shareholders, NVDR holders cannot be involved in company decision-making. NVDRs are designed for use in the Thailand securities market. Investments in NVDRs involve certain risks unique to foreign investments. These risks are set forth in the section entitled “Foreign Investment Risk” in the Principal Risks section below.

Options—A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.
Participation Notes (P-Notes)—P-Notes are a type of equity-linked derivative that generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
Prepayment—Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
Private Investments in Public Equity (PIPEs)—A PIPE is an equity security in a private placement that is issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions and other relevant market, trading and investment-specific considerations cause the PIPEs to be classified as illiquid investments during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Real Estate Investment Trusts (REITs)—A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.
Repurchase Agreements—In a repurchase transaction, a Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.
Reverse Repurchase Agreements—In a reverse repurchase transaction, a Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales—In a short sale, a Portfolio sells a security it does not own to take advantage of an anticipated decline in the stock's price. A Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price and then return the amount borrowed with interest. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.
Short Sales Against-the-Box—A short sale against-the-box involves selling a security that a Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.
Swap Options—A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.
Swaps—Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps, and Total Return Swaps are four types of swap agreements.
Temporary Defensive Investments—In response to adverse or unstable market, economic, political, or other conditions or to satisfy redemptions, a Portfolio may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of banks and corporations, repurchase agreements, or hold up to 100% of its assets in cash, cash equivalents or shares of money market or short-term bond funds. Investing heavily in these securities may limit a Portfolio’s ability to pursue or achieve its investment objective and could reduce the benefit to the Portfolio from any upswing in the market, but can help to preserve the value of the Portfolio’s assets during adverse or unstable environments. The use of temporary defensive investments may be inconsistent with a Portfolio’s investment objective.
Total Return Swaps—In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.
Unrated Debt Securities—Unrated debt securities may be determined by the Manager to be of comparable quality to rated securities which a Portfolio may purchase. In making ratings determinations, the Manager may take into account different factors than those taken into account by rating agencies, and the Manager’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated debt securities may pay a higher interest rate than such rated debt securities and be subject to a greater risk of decreased liquidity or price changes. Less public information is typically available about unrated securities or issuers.
Utilities Industry—Utility company equity securities, which are generally purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings.
When-Issued and Delayed Delivery Securities—With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.
Except for the PSF PGIM Government Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets); lends its securities; and holds illiquid investments (a Portfolio may hold up to 15% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If a Portfolio were to exceed this limit, the Portfolio must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).
The PSF PGIM Government Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid investments (the Portfolio may hold up to 5% of its net assets in illiquid investments, which may include securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the subadviser would take prompt action to reduce the Portfolio's holdings in illiquid investments to no more than 5% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.
We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

PRINCIPAL RISKS
An investment or type of security specifically identified in this Prospectus generally reflects a principal investment. A Portfolio also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. The risks identified below are the principal risks of investing in the Portfolios. The Summary section for each Portfolio lists the principal risks applicable to that Portfolio. This section provides more detailed information about each risk. Each Portfolio may be subject to additional risks other than those identified and described below because the types of investments made by a Portfolio can change over time. The order of the below risk factors does not indicate the significance of any particular risk factor. For Portfolios that invest in a combination of underlying investment companies and other underlying portfolios, a Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolios. An investment in a Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolios make every effort to achieve their objectives, the Portfolios cannot guarantee success.
In addition, each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
Adjustable and Floating-Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Adjustable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, adjustable and floating-rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Adjustable and floating-rate securities are also subject to credit risk, market risk, and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities primarily are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk, and liquidity risk, which are further described under Fixed Income Securities Risk.
Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term asset-backed securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.
Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Mortgage-backed securities issued by private non-government entities are subject to the risks that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the mortgage-backed securities. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government-issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties. Although certain mortgage-backed securities issued by private non-government entities are guaranteed as to timely payment of interest and principal by a government-sponsored entity, the market price for such securities is not guaranteed and will fluctuate. Asset-backed securities backed by sub-prime mortgage loans expose a Portfolio to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a greater risk of default than conventional mortgage loans.
A Portfolio may invest in securities issued or guaranteed by the US Government or its agencies and instrumentalities, such as Ginnie Mae, Fannie Mae, or Freddie Mac. Unlike Ginnie Mae securities, securities issued or guaranteed by US Government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US Government, and no assurance can be given that the US Government would provide financial support to such securities.
Bank Loan Investments Risk. A Portfolio's ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Portfolio to receive scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Portfolio and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Portfolio's access to collateral, if any, may be limited by bankruptcy laws. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower. Due to the nature of the private syndication of senior loans, including, for example, lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loan participations in secondary markets. As a result, it may be difficult for the Portfolio to value loans or sell loans at an acceptable price when it wants to sell them. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Portfolio's ability to pay redemption proceeds in a timely manner. In some instances, loans and loan participations are not rated by independent credit rating agencies; in such instances, a decision by the Portfolio to invest in a particular loan or loan participation could depend exclusively on the subadviser's credit analysis of the borrower, or in the case of a loan participation, of the intermediary holding the portion of the loan that the Portfolio has purchased.
To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections. If the Portfolio is in possession of material non-public information about a borrower as a result of its investment in such borrower’s loan, the Portfolio may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.
Blend Style Risk. A Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average market price fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company’s value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor depending on market conditions. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Portfolio to underperform the market in general, its benchmark, and other mutual funds.
Collateralized Debt Obligations Risk (CDO): The risks of an investment in a CDO, which can include collateralized loan obligations (CLOs), depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. Normally, collateralized bond obligations, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Portfolio may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The value of the commodities underlying commodity-linked instruments may be subject to various economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, war and international economic, political, and regulatory developments. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.
Covenant-Lite Risk. Some of the loans or debt obligations in which the Portfolio may invest or get exposure to may be “covenant-lite,” which means the loans or obligations contain fewer financial maintenance covenants than other loans or obligations (in some cases, none) and do not include terms that allow the lender to monitor the borrower’s performance and declare a default if certain criteria are breached. An investment by the Portfolio in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. The Portfolio may also experience difficulty, expenses or delays in enforcing its rights on its holdings of covenant-lite loans or obligations. As a result of these risks, the Portfolio’s exposure to losses may be increased, which could result in an adverse impact on the Portfolio’s net income and net asset value.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, the counterparty to an investment or derivatives contract, or obligor of an obligation underlying an asset-backed security may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s or obligor’s ability to make payments of principal and/or interest. The market price of a fixed income investment will normally decline as a result (and/or in anticipation) of the failure of an issuer, guarantor, or other obligor to meet its payment obligations or a downgrading of the credit rating of the investment. The lower the credit quality of a bond, the more sensitive it is to credit risk. The credit quality of the Portfolio’s portfolio securities or instruments may meet the Portfolio’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments. Currency risk includes the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. Foreign currencies can be illiquid and also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by US or foreign governments or central banks or by currency controls or political developments in the United States or abroad. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately-negotiated instruments, also called over-the-counter instruments. Examples of derivatives include, but are not limited to, options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative. The use of derivative instruments also exposes a Portfolio to transaction costs. Derivatives involve the risk that changes in their value may not correlate perfectly with the assets, rates, indices or instruments they are designed to hedge or closely track. In addition, fluctuations in derivatives’ values may not correlate perfectly with the securities markets.
The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:
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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to make timely payments or otherwise honor its financial obligations to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.
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Leverage risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
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Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).
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Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.
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Futures and Forward Contracts risk. The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
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Government Regulation of Derivatives Risk: The SEC has adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. Regulations can, among other things, adversely affect the value of the investments held by a Portfolio, restrict a Portfolio’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Portfolio) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is also unclear how regulatory changes will affect counterparty risk. In particular, position limits imposed on a Portfolio or its counterparties may impact that Portfolio’s ability to invest in a manner that efficiently meets its investment objective, and requirements, including capital and mandatory clearing for certain swaps, may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect investors. Because these requirements are evolving, their ultimate impact remains unclear.
Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with the rule by the Portfolios could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. The rule may limit the Portfolios' ability to use derivatives as part of their investment strategies.
Dollar Roll Transactions Risk. Dollar rolls involve the sale by a Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar—but not necessarily the same—security at a set price and date in the future. In a dollar roll, the Portfolio takes the risk that: (i) the market price of the mortgage-backed securities will drop below their future repurchase price; (ii) the securities that it repurchases at a later date will have less favorable market characteristics; (iii) the other party to the agreement will not be able to perform; (iv) the roll adds leverage to the Portfolio; and (v) the roll increases the Portfolio’s sensitivity to interest rate changes. In addition, investments in dollar rolls may increase the portfolio turnover rate of the Portfolio. A dollar roll can be viewed as a borrowing. If a Portfolio makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions (including, without limitation, the US government or major US financial institutions); investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or the risk of default); unexpected changes in the prices of key commodities (such as oil); government actions (including interest rate changes, protectionist measures, sanctions, intervention in the financial markets, or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including man-made or natural disasters, epidemics and pandemics, or other health-care or environmental disasters, terrorism or wars); and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets.  Emerging market countries typically have economic, political, and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. Characteristics of emerging market economies can include heavy economic dependence on international aid, agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures and legal systems, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, volatile currency exchange rates, currency devaluations, runaway inflation, business practices that depart from norms for developed countries, and generally less liquid markets. For example, the economies of emerging market countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation.  Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties.  Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions including, but not limited to, Asia, the Middle East, Latin America, Eastern Europe, and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Exchange-Traded Funds (ETF) Risk. A Portfolio may invest in ETFs, including ETFs managed by PGIM Investments or the Portfolio’s Subadviser(s), as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF, including advisory fees paid by the underlying ETF (to the extent not offset by the Manager through accompanying management fee waivers for the Portfolio). ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF’s shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF’s shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF’s shares may be halted if the listing exchange’s officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide “circuit breaker” (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
The ETFs may have a limited number of financial institutions that act as authorized participants (APs), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, which may be substantial during periods of market stress, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
Equity and Equity-Related Securities Risk. From time to time, the Fund may purchase or hold equity or equity-related securities incidental to the purchase or ownership of fixed income instruments or in connection with a reorganization of a borrower. These include common stock, preferred stock or securities that may be converted into or exchanged for common stock—known as convertible securities—like rights and warrants. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition, changes in interest rates, or heightened levels of inflation. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Preferred stock may also be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk. The market price of a fixed-income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, rising inflation, or decreased liquidity due, for example, to market uncertainty about the value of a fixed-income investment (or class of fixed income investments).
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The risk that such issuer or guarantor is less willing or able to make required principal and interest payments is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated to lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s Subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. The liquidity of asset-backed and mortgage-backed securities may change over time. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment will fluctuate because of a change in interest rates. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio’s investments in fixed income securities. Interest rates in the US may increase, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio’s investments. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. In recent years, the FOMC began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio. During periods of very low or negative interest rates, a Portfolio may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Portfolio performance to the extent the Portfolio is exposed to such interest rates.
Focus Risk. To the extent that a Portfolio focuses its investments in particular countries, regions, industries, sectors, markets, or types of investments from time to time, the Portfolio may be subject to greater risks of adverse developments in such areas of focus than a portfolio with broader and more diversified investments. A Portfolio that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and a resulting decline in the market price of those issuers’ securities as compared to a portfolio that invests in the securities of a larger number of issuers.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.
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Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from substantial economic or political disruptions, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increases the likelihood of a “failed settlement”. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases, and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. The occurrence of these events may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets, and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US. In general, less information is publicly available about foreign corporations than about US companies.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Political and social risk. Political or social developments, including military conflict (including Russia’s military invasion of Ukraine and the ongoing Russia-Ukraine war, conflicts in the Middle East, and potential conflict between China and Taiwan) and geopolitical developments (including trading and tariff arrangements, sanctions, and cybersecurity attacks), may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, imposed high taxes on corporate profits, imposed economic sanctions on other foreign nations, and imposed restrictions on certain investments. In particular, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of a Portfolio’s investments. A Portfolio’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay, or prevent the settlement of trades, and significantly impact the Portfolio liquidity or performance. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.
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Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.
High Yield Risk. Investments in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce a Portfolio’s ability to sell its high yield securities at an advantageous time or price. An economic downturn generally leads to a higher non-payment rate, and a high yield investment may lose significant value before a default occurs.
In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates.

Illiquid Investments Risk. A Portfolio may invest in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Illiquid investments risk exists when particular investments made by a Portfolio are difficult to purchase or sell. A Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. If a Portfolio is forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolio may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the instrument at all. It also may be the case that other market participants may be attempting to liquidate illiquid holdings at the same time as a Portfolio, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Income Risk. A Portfolio’s income may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds. A Portfolio’s distributions to shareholders may decline as a result of such decreased income.
Index Tracking Risk. Although a Portfolio may seek to track the performance and/or holdings and weightings of an index as closely as possible (i.e., achieve a high degree of correlation with the index), the Portfolio’s return and/or holdings may not match or achieve a high degree of correlation with the returns and/or holdings of the index because of operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies. A Portfolio incurs fees and expenses while its index does not incur such fees and expenses. Such expenses include the costs of buying and selling securities, such as when a Portfolio rebalances its portfolio to reflect changes in the composition of the underlying index. These expenses may be higher for a Portfolio investing in foreign securities. The performance of a Portfolio and the index may vary because of differences between the Portfolio’s portfolio and the index due to legal restrictions, costs or liquidity restraints. The risk of variance between the performance of a Portfolio and the index it tracks may be heightened during periods of market volatility or other unusual market conditions. In addition, a Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and to pay expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and a Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of a Portfolio’s holdings may fall sharply. This is referred to as “extension risk.” The Portfolio currently faces a heightened level of interest rate risk because of recent increases in interest rates in the US and globally. In recent years, the FOMC began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, the value of fixed income investments typically decreases and there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, a Portfolio with significant investment in fixed income investments may be subject to significant losses. Interest rates may continue to increase, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. A Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that invest in similar asset classes but employ different investment styles.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.
Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
Leverage Risk. Borrowings, certain derivatives and other trading strategies can create leverage (i.e., a Portfolio’s investment exposures exceed its net asset value). The effect of using leverage is to amplify a Portfolio’s gains and losses in comparison to the amount of a Portfolio’s assets (that is, assets other than borrowed assets) at risk, thus causing the Portfolio to be more volatile and riskier than if it had not been leveraged. Certain transactions may give rise to a form of leverage. Examples of such transactions include borrowing, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. Certain types of leveraging transactions could theoretically be subject to unlimited losses in cases where a Portfolio, for any reason, is unable to close out the transaction. A Portfolio may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Portfolio may perform as if it were leveraged. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet margin requirements.
Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager acting in its capacity as valuation designee under Rule 2a-5. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.
In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted, would, among other things, cause more investments to be treated as illiquid, and could prevent the Portfolio from investing in securities that the Manager believes are appropriate or desirable.

Loan Risk. The loans in which a Portfolio may invest are typically rated below investment grade or are unrated securities of similar quality. The loans in which a Portfolio may invest may not be (i) rated at the time of investment; (ii) registered with the SEC; or (iii) listed on a securities exchange. The amount of public information available with respect to such loans may be less extensive than that available for more widely rated, registered or exchange-listed securities. Because no active trading market may exist for some of the loans in which a Portfolio may invest, such loans may be less liquid and more difficult to value than more liquid investments for which a trading market does exist. Portfolio transactions may take up to two or three weeks to settle, and in some cases much longer. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. As a result, sale proceeds potentially will not be available to a Portfolio to make additional investments or to use proceeds to meet its current redemption obligations. A Portfolio thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its redemption obligations. Because the interest rates of floating-rate loans in which a Portfolio may invest may reset frequently, if market interest rates fall, the loans’ interest rates will be reset to lower levels, potentially reducing a Portfolio’s income. Loans are also subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Portfolio could become a partial owner of such collateral if a loan is foreclosed, subjecting the Portfolio to costs associated with owning and disposing of the collateral. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower. Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower’s capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.
Loan interests may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. A Portfolio may be in possession of material non-public information about a borrower or issuer as a result of its ownership of a loan or security of such borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, a Portfolio may be unable to enter into a transaction in a loan or security of such a borrower or issuer when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal’s impact will not be known unless and until any final rulemaking is adopted.
Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably in short periods of time. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk, whether real or perceived, include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, global supply chain disruptions and significantly adversely impact the economy.

War, terrorism, economic uncertainty, and related geopolitical events, such as sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. For example, the US has imposed economic sanctions, which consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Portfolios to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions. The nature and severity of sanctions or other similar measures (including counter sanctions or other retaliatory actions) may vary broadly in scope, and their impact is impossible to predict. Sanctions and other similar measures could limit or prevent the Portfolio’s ability to buy and sell securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of trades, and significantly impact the Portfolio liquidity or performance.
During periods of severe market stress, it is possible that the market for some or all of a Portfolio's investments may become highly volatile and/or illiquid. Price changes may be temporary or last for extended periods of time. In such an event, the Portfolio may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio’s calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Portfolio may be unable to recover any losses associated with such failures.
Management risk is the risk that the investment strategy of the Manager or a Subadviser will not work as intended. All decisions by the Manager or a Subadviser require judgment and are based on imperfect information. In addition, if a Portfolio is managed using a quantitative investment model, it is subject to the risk that the model may not perform as expected. Similarly, there can be no assurance that quantitative models or methods utilized by the Manager or a Subadviser, or related data sources, will always be available, and the loss of access to any such model(s) or data sources could have an adverse impact on a Portfolio's ability to realize its investment objective. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the Manager or a Subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.

Natural Resources Investment Risk. The Portfolio’s investments will expose the Portfolio to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including changes in commodity prices, events occurring in nature, inflationary pressures, imposition of import controls, international political and economic developments, environmental incidents, resources conservation, the success of exploration projects, and tax and other government regulations. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Companies in the natural resources industry are at risk for environmental damage claims. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.
Participation Notes (P-Notes) Risk. A Portfolio may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, a Portfolio must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
Portfolio Turnover Risk. A Subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a Subadviser may engage in active and frequent trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. A Portfolio’s turnover rate may be higher than that of other mutual funds due to a Subadviser’s investment strategies. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio’s portfolio is modified in connection with a change in investment objective, strategies, or a Subadviser.
Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.
Quantitative Model Risk. A Portfolio may use quantitative models as part of its investment process.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. Any errors, limitations, or imperfections in the development, implementation, and maintenance of the Subadviser’s quantitative analyses or models (for example, software or other technology malfunctions or programming inaccuracies), or in the data on which they are based, including the Subadviser’s ability to timely update the data, could adversely affect the Subadviser’s effective use of such analyses or models, which in turn could adversely affect a Portfolio’s performance. A model that has been formulated on the basis of past market data may not be predictive of future price movements. There can be no assurance that these methodologies will produce the desired results or enable a Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment’s price or performance. When models prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Portfolio to potential risks. Models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect.
Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. Higher interest rates have a negative impact on real estate markets by increasing financing costs associated with purchasing new real estate or refinancing debt obligations. Lower occupancy rates for commercial real estate can reduce the value of existing real estate investments and rental income.
Commercial mortgage-backed securities (CMBS) in particular are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit a greater price volatility than other types of mortgage- or asset-backed securities.
An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for favorable tax treatment under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Reverse Repurchase Agreement Risk: Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Portfolio is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Portfolio has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Portfolio intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of Portfolio’s assets. The use of reverse repurchase agreements is a form of leverage because the proceeds derived from reverse repurchase agreements may be invested in additional securities.
Short Sale Risk. A Portfolio that sells a security short in effect borrows and then sells the security with the expectation that it will later repurchase the security at a lower price. In contrast, when a Portfolio buys a security long, it purchases the security with cash with the expectation that it later will sell the security at a higher price. A Portfolio that enters into short sales exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited. If a request for return of borrowed securities occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a

“short squeeze” can occur, and the Portfolio may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the Portfolio may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Portfolio, such as certain emerging market country securities or securities of companies with smaller market capitalizations. Although a Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio’s securities held long will decline in value at the same time that the value of the Portfolio’s securities sold short increases, thereby increasing the potential for loss.
Small Sized Company Risk. Securities of small sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio’s ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.
US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the US Government being downgraded and reduced prices of US Treasury securities. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio, which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio’s expenses could absorb all or a significant portion of the Portfolio’s income. If interest rates increase, the Portfolio’s yield may not increase proportionately. For example, the Portfolio’s investment manager may discontinue any temporary voluntary fee limitation.

HOW THE TRUST IS MANAGED
Board of Trustees
The Board of Trustees (the Board) oversees the actions of PGIM Investments LLC (PGIM Investments or the Manager), the Subadvisers and the distributor and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.
Investment Manager
PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Trust. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2023, PGIM Investments served as the investment manager to all of the Prudential US and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $296.2 billion.
The Trust’s Investment Management Agreement, on behalf of each Portfolio, with PGIM Investments (the Management Agreement), provides that PGIM Investments will furnish each Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the Portfolio. PGIM Investments must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Board.
PGIM Investments has engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. PGIM Investments is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. PGIM Investments and the Trust have obtained exemptive orders from the SEC that permit PGIM Investments, subject to approval by the Board, to hire or change subadvisers for a Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. The exemptive orders (which are similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) are intended to facilitate the efficient supervision and management of the subadvisers by PGIM Investments and the Board. If there is more than one subadviser for a Portfolio, PGIM Investments will determine the division of the assets for that Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as PGIM Investments deems appropriate. PGIM Investments, in its sole discretion, may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, PGIM Investments may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
A discussion regarding the basis for the Board's approval of the Trust's Management Agreement and subadvisory agreements is available in the Trust's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Trust's annual report (for agreements approved during the six-month period ended December 31).
MANAGEMENT FEES
Set forth below are the total effective annualized investment management fees paid (as a percentage of average net assets) net of waivers by each Portfolio of the Trust to PGIM Investments during 2023:
PSF Global Portfolio	0.70%

PSF Mid-Cap Growth Portfolio	0.59%

PSF Natural Resources Portfolio	0.44%

PSF PGIM 50/50 Balanced Portfolio	0.55%

PSF PGIM Flexible Managed Portfolio	0.59%

PSF PGIM Government Income Portfolio	0.40%

PSF PGIM Government Money Market Portfolio	0.30%

PSF PGIM High Yield Bond Portfolio	0.51%

PSF PGIM Jennison Blend Portfolio	0.45%

PSF PGIM Jennison Growth Portfolio	0.60%

PSF PGIM Jennison Value Portfolio	0.40%

PSF PGIM Total Return Bond Portfolio	0.40%

PSF Small-Cap Stock Index Portfolio	0.35%

PSF Stock Index Portfolio	0.28%
INVESTMENT SUBADVISERS
Each Portfolio of the Trust has one or more subadvisers providing the day-to-day investment management of the Portfolio. PGIM Investments pays each subadviser out of the fee that PGIM Investments receives from the Trust. Descriptions of each subadviser are set out below:
Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2023, Jennison managed in excess of $194.1 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.
J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2023, J.P. Morgan and its affiliated companies had approximately $2.947 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.
PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984. As of December 31, 2023, PGIM had approximately $1.3 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.
PGIM Fixed Income is the primary fixed-income asset management unit of PGIM, with $794.4 billion in assets under management as of December 31, 2023, and is the unit of PGIM that provides investment advisory services.*
PGIM Fixed Income’s investment strategies include but are not limited to the following: multi-sector, investment grade credit, securitized products, leverage finance, emerging markets and alternative strategies.
PGIM Limited is an indirect, wholly-owned subsidiary of PGIM. PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR. PGIM Limited provides investment advisory services with respect to securities in certain foreign markets. As of December 31, 2023, PGIM Limited managed approximately $56.2 billion in assets.
* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential. The firm was founded in 1975 as the quantitative equity and multi-asset business of PGIM, Inc. As of December 31, 2023, PGIM Quantitative Solutions managed approximately $94.8 billion in quantitative equity and multi-asset for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco* and London, PGIM Quantitative Solutions’ primary address is 655 Broad, Newark, New Jersey 07102.

*PGIM Quantitative Solutions does not conduct investment advisory activities from this location.
LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of a proprietary model. As of December 31, 2023, LSV had approximately $96 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.
Massachusetts Financial Services Company (MFS) is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $598 billion as of December 31, 2023.
T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $1.44 trillion in assets as of December 31, 2023. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.
William Blair Investment Management, LLC (William Blair) is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. As of December 31, 2023, William Blair managed approximately $67.1 billion in assets. William Blair's address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Portfolio Managers
Information about the portfolio managers responsible for the day-to-day management of the Portfolios is set forth below.
In addition to the information set forth below, the SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of shares of the Trust's Portfolios.
PSF Global Portfolio
PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala are jointly and primarily responsible for the Portfolio’s asset allocations.
Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.
Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for PGIM Investments' Strategic Investment Research Group (SIRG). This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.
Todd L. Kerin is a Vice President and member of the Strategic Investment Research Group’s (SIRG) Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor’s working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P’s Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature fromWestern New England University.
Saleem Z. Banatwala joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with the Strategic Investment Research Group (SIRG).  Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans.  In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX.  He is a CFA charter holder and a member of the CFA Society New York.
William Blair Segment. Alaina Anderson, Simon Fennell, and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by William Blair.
Alaina Anderson, CFA, Partner, is a co-portfolio manager for the International Leaders and International Leaders ADR strategies. Previously, she was a global research analyst covering real-estate and utilities. Before joining William Blair in 2006, she was a senior analyst in the investments department of the MacArthur Foundation, where she provided research support for internally managed portfolios and was involved in investment manager due diligence, selection, and monitoring for the foundation’s US, non-US, and hedge-fund portfolios. Before joining the MacArthur Foundation, Alaina was an investor relations consultant with Ashton Partners and a financial advisor with UBS Painewebber. She is a fellow of Leadership Greater Chicago, a board member of the North Lawndale Employment Network, and a member of the CFA Institute and the CFA Society Chicago. Education: B.S., Wharton School at the University of Pennsylvania; M.B.A., University of Chicago’s Booth School of Business.
Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth, and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.
Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.
LSV Segment. Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani, Greg Sleight, and Guy Lakonishok are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by LSV since December 2005.
Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner, and Portfolio Manager for LSV since its founding in 1994. He has more than 45 years of investment and research experience.
Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 30 years of investment and research experience.
Puneet Mansharamani, CFA, has served as a Senior Quantitative Analyst of LSV since 2000, and a Partner and Portfolio Manager since January 2006. He has more than 23 years of investment experience.
Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 16 years of investment experience.
Guy Lakonishok, CFA, has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 21 years of investment experience.
MFS Segment. The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the Portfolio managed by MFS are Eric B. Fischman, CFA, and Bradford Mak.
Eric B. Fischman, CFA, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2000.
Bradford Mak, an Investment Officer of MFS, is a co-manager of the Portfolio. He has been employed in the investment area of MFS since 2010.
T. Rowe Price Segment. John D. Linehan and Gabriel Solomon are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by T. Rowe Price.

John D. Linehan is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is the portfolio manager of the Equity Income Fund and co-portfolio manager of the Institutional Large-Cap Value Fund and is a member of the firm's US Equity Steering, Equity Brokerage and Trading Control. From February 2010 to June 2014, John was head of US Equity and chairman of the US Equity Steering Committee. From April 2003 to December 2009, he was the portfolio manager of the US Value Fund. John joined the firm in 1998 and has nine years of previous investment experience. Previously, he worked at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University, where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in finance. John also has earned the Chartered Financial Analyst designation.
Gabriel Solomon is a vice president of T. Rowe Price Group, Inc and T. Rowe Price Associates, Inc. He is the co-portfolio manager of the US Large-Cap Value Equity Strategy. In addition, he is a vice president and an Investment Advisory Committee member of the US Dividend Growth Equity, US Growth Stock, US Large-Cap Core Equity, US Large-Cap Value Equity, and Mid-Cap Value Equity Strategies. He also is an Investment Advisory Committee member of the Global Focused Growth Equity, Global Growth Equity, and Global Value Equity Strategies. Gabe's investment experience began in 2002, and he has been with T. Rowe Price since 2004, beginning in the US Equity Division as a research analyst. Most recently, Gabe was the portfolio manager of the Financial Services Equity Strategy and chairman of its Investment Advisory Committee. Prior to this, Gabe was employed by Wellington Management Company, LLP, as an equity analyst intern covering Indian information technology services companies. Before that, he was a management consultant at Sibson Consulting Group. Gabe earned a B.A., summa cum laude, in economics from the University of California, Los Angeles (UCLA), where he was a UCLA Regents Scholar and a member of Phi Beta Kappa. He also earned an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School. While at Wharton, he served as head fellow for the Wharton Investment Management Fund, a student-run small-cap value portfolio.
PGIM Quantitative Solutions Segment. Marco Aiolfi, PhD, George N. Patterson, PhD, CFA, CFP, and Marcus M. Perl are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by PGIM Quantitative Solutions.
Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a

California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Marcus M. Perl is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management and investment strategy. Prior to joining PGIM Quantitative Solutions, Marcus was a Vice President and Portfolio Manager at PGIM Investments and a Vice President at FX Concepts Inc. Marcus holds an MA in economics from the University of Southern California.
PSF Mid-Cap Growth Portfolio
Felise Agranoff and Daniel Bloomgarden of J.P. Morgan are jointly and primarily responsible for the day-to-day management of the Portfolio.
Felise Agranoff, managing director, is a portfolio manager within the US Equity Group. An employee since 2004, Felise is a portfolio manager for the J.P. Morgan Growth Advantage, Mid Cap Growth, Equity Focus and Mid Cap Equity Strategies. As a research analyst for the growth team Felise covered industrials, financials and business services. Felise obtained a B.S. in Finance and Accounting from the McIntire School of Commerce at the University of Virginia. She is a member of the CFA Institute and a CFA charterholder.
Daniel Bloomgarden, managing director, is a portfolio manager and research analyst within the US Equity Group. An employee since 2015, Daniel leads consumer sector coverage for the J.P. Morgan Mid Cap Growth and Small Cap Growth Strategies and is a co-portfolio manager for the Mid Cap Growth and Mid Cap Equity Strategies. Prior to joining the firm, Daniel was a senior analyst at Schroders and AllianceBernstein covering consumer/retail. Daniel also worked at Sigma Capital and at the Merrill Lynch Proprietary Trading Group, focusing on the mid and small cap consumer space. Daniel obtained an M.B.A from the University of Michigan and an undergraduate degree from SUNY Albany. He is a member of the CFA Institute and a CFA charterholder.
PSF Natural Resources Portfolio
T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program. Shinwoo Kim is the Investment Advisory Committee Chairman for the Portfolio.
Shinwoo Kim is the portfolio manager for the Global Natural Resources Equity Strategy, including the New Era Fund. He is the president and chairman of the fund’s Investment Advisory Committee. In addition, Shinwoo is a member of the Investment Advisory Committees of the US Large-Cap Value Equity and US Large-Cap Equity Income Strategies. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. Shinwoo has been with T. Rowe Price since 2009, beginning in the US Equity Division as an investment analyst covering energy. Prior to joining the firm, he served as a summer equity research analyst for MFS Investment Management, focusing on the railroad industry. He also was a senior consultant/engineer for AT&T, Inc., and a managed network operation engineer for Sprint Corp. Shinwoo earned a dual B.S., magna cum laude, in electrical engineering and computer engineering from North Carolina State University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School.
PSF PGIM 50/50 Balanced Portfolio
Equity Segment. PGIM Quantitative Solutions typically follows a team approach in the management of its portfolios. PGIM Quantitative Solutions uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. PGIM Quantitative Solutions incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio manager and analysts.
Marco Aiolfi, PhD, George N. Patterson, PhD, CFA, CFP, Rory Cummings, CFA, and Stacie Mintz, CFA are the members of PGIM Quantitative Solutions' portfolio management team jointly and primarily responsible for the day-to-day management of the equity portion and asset allocation of the Portfolio.

Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Fixed Income Segment. Richard Piccirillo, Gregory Peters, Matthew Angelucci, CFA, and Tyler Thorn of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the fixed income segments of the Portfolios.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.

Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of US Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.
Tyler Thorn is a Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.
PSF PGIM Flexible Managed Portfolio
PGIM Quantitative Solutions Segment. Marco Aiolfi, PhD, George N. Patterson, PhD, CFA, CFP, Rory Cummings, CFA, and Stacie L. Mintz, CFA are jointly and primarily responsible for the day-to-day management of the portion of the Portfolio advised by PGIM Quantitative Solutions.
Marco Aiolfi, PhD, is a Managing Director and Head of PGIM Quantitative Solutions’ Multi-Asset team. He spearheads the group’s strategic initiatives and is responsible for portfolio management, research, product development of the multi-asset platform. Prior to his current role, Marco was the Head of Systematic Multi-Asset Strategies, overseeing research, development and portfolio management of systematic total and absolute return investment solutions. Before joining PGIM Quantitative Solutions, Marco was a Lead Portfolio Manager and Researcher for GTAA and volatility strategies for the Quantitative Investment Strategies team at Goldman Sachs Asset Management, and a Principal at Platinum Grove Asset Management. Previously, Marco was a research scholar at the University of California, San Diego, and a visiting scholar at the International Monetary Fund. Marco’s articles have appeared in several journals including the Journal of Econometrics, Journal of Financial Econometrics, Journal of Development Economics, Journal of Forecasting, Journal of Investment Management and the Journal of Portfolio Management. He earned a BA in economics and a PhD in economics from Bocconi University in Italy.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.

Rory Cummings, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Multi-Asset team. He is responsible for portfolio management, investment strategy, portfolio design, and multi-asset research. Prior to his current role, Rory served as a Client Relations Specialist covering a variety of institutional clients. He earned a BA in finance from Seton Hall University and an MBA in financial markets and corporate finance from the New York University Stern School of Business.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Fixed Income Segment. Richard Piccirillo, Gregory Peters, Matthew Angelucci, CFA, and Tyler Thorn of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the fixed income segment of the Portfolio.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of US Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.
Tyler Thorn is a Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.
PSF PGIM Government Income Portfolio
Craig Dewling, Robert Tipp, CFA, Mick Meyler, Scott Donnelly, CFA, and Gary Wu, CFA of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the Portfolio.

Craig Dewling is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. In this role, Mr. Dewling has oversight of Credit, Developed Market Rates, Agency MBS, Money Markets, Securities Lending, Insurance Strategies, and Portfolio Management within PGIM Investment Management of Japan. Prior to this role, Mr. Dewling was the Deputy Chief Investment Officer at PGIM Fixed Income. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for the Firm's proprietary accounts, specializing in US Treasuries and agencies. Mr. Dewling joined the Firm in 1987 in the Securities Systems Group. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to comanaging the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Mick Meyler is a Managing Director and Head of PGIM Fixed Income's Developed Market Rates team, specializing in government securities, futures and interest rate swaps/derivatives. Mr. Meyler joined the Firm in 2017 and manages overall portfolio strategy, performs quantitative analysis, and designs and implements risk positions. Most recently, Mr. Meyler was with Nomura Securities where he was a Director in Interest Rate Sales focused on relative value and macro sales. Prior to that he was a portfolio manager at Citigroup's Proprietary Trading business and then at Nomura Securities' Proprietary Trading business where he implemented and managed relative value trading strategies in government securities and interest rate swaps/options. Mr. Meyler began his career in Capital Markets in 2001 in an Interest Rates Sales role at Lehman Brothers. Mr. Meyler received a BA in Economics from Rutgers University and an MBA with a concentration in Quantitative Finance from the University of Chicago.
Scott Donnelly, CFA, is a Principal and a US government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. Prior to his current role, Mr. Donnelly was a Sr. Investment Vice President for the Firm’s Global Portfolio Management unit, overseeing the portfolio management activities within its Asia ex-Japan and European insurance operations. Mr. Donnelly started his career with the Firm in 2007 in the Institutional Investment Products group. Previously, he held portfolio management and actuarial roles at MetLife. Scott received a BS in Finance from St. Joseph's University and MBA from New York University. He holds the Chartered Financial Analyst (CFA) designation.
Gary Wu, CFA, is a Principal and a US government portfolio manager for PGIM Fixed Income's Multi-Sector and Liquidity Team. He has been responsible for managing US Treasury products since joining the Team in 2000. Previously, Mr. Wu was a portfolio manager on PGIM Fixed Income’s Money Markets Desk. From 1997 to 1999, Mr. Wu was a risk analyst in PGIM Fixed Income’s quantitative research group. Mr. Wu joined the Firm in 1994 in the Guaranteed Products Unit, where he was responsible for annuity pricing. Mr. Wu received a BS in Business Administration and Mathematics from The State University of New York, at Albany. He holds the Chartered Financial Analyst (CFA) designation.
PSF PGIM High Yield Bond Portfolio
The Portfolio is managed by the High Yield Team at PGIM Fixed Income. The Team is headed by Robert Cignarella, CFA and also includes portfolio managers Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA, Michael Gormally and Brian Lalli who are jointly and primarily responsible for the day-to-day management of the Portfolio.
Robert Cignarella, CFA, is a Managing Director and Head of US High Yield for PGIM Fixed Income. Mr. Cignarella is also the co-Head of the Global High Yield Strategy. Prior to joining the Firm in 2014, Mr. Cignarella was a managing director and co-head of high yield and bank loans at Goldman Sachs Asset Management. He also held positions as a high yield portfolio manager and a high yield and investment grade credit analyst. Earlier, he was a financial analyst in the investment banking division of Salomon Brothers. Mr. Cignarella received an MBA from the University of Chicago, and a bachelor’s degree in operations research and industrial engineering from Cornell University. He holds the Chartered Financial Analyst (CFA) designation.
Robert Spano, CFA, CPA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's US High Yield Bond Team. Prior to assuming his current position in 2007, Mr. Spano was a high yield credit analyst for 10 years in the Credit Research Group, covering the health, lodging, consumer, gaming, restaurants, and chemical industries. Earlier, he worked as an investment analyst in the Project Finance Unit of the Firm’s private placement group. Mr. Spano also held positions in the internal audit and risk management units of Prudential Securities. He received a BS in Accounting from the University of Delaware and an MBA from New York University. Mr. Spano holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.
Ryan Kelly, CFA, is a Principal and lead portfolio manager for PGIM Fixed Income’s Credit Opportunities strategy. Mr. Kelly oversees special situations efforts for PGIM Fixed Income including alternative credit investments, direct lending, opportunistic capital, and restructurings. Mr. Kelly is also a senior portfolio manager for PGIM Fixed Income’s US High Yield Team. Prior to his current roles, Mr. Kelly was a senior credit analyst in the Credit Research Group covering a number of leveraged finance industries and special situations investments. Mr. Kelly began his career in investment banking at Chase Manhattan Bank, where he specialized in project finance. He received a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.
Brian Clapp, CFA, is a Principal and a high yield portfolio manager for PGIM Fixed Income's US High Yield Team. Mr. Clapp was previously a senior high yield credit analyst on the Credit Research team. He joined the Firm in 2006 from Muzinich & Co. While there, Mr. Clapp held several positions, including portfolio manager for a high yield bond-based hedge fund, hedge fund credit analyst, and credit analyst covering the chemical, industrial, and transportation sectors. Earlier at Triton Partners, an institutional high yield fund manager, Mr. Clapp was a credit analyst covering the metals and mining, healthcare, homebuilding, building products and transportation sectors. He received a BS in Finance from Bryant College, an MS in Computational Finance, and an MBA from Carnegie Mellon. Mr. Clapp holds the Chartered Financial Analyst (CFA) designation.
Michael Gormally is a Vice President, and portfolio manager and trader for PGIM Fixed Income's US High Yield Bond Team. Previously, he was an Analyst in the Portfolio Analysis Group, where he managed a team of portfolio analysts dedicated to High Yield. He was responsible for the monitoring of daily risk and positioning, along with the implementation of portfolio management trading tools and performance attribution models. Before joining the Firm in 2014, Mr. Gormally was a credit analyst at BNY Mellon. Mr. Gormally received a BA in Economics from Johns Hopkins University and an MBA from the University of Notre Dame.
Brian Lalli is a Principal and portfolio manager for PGIM Fixed Income's U.S. High Yield Bond Team. Previously, Mr. Lalli was a credit analyst for PGIM Fixed Income’s U.S. Leveraged Finance Credit Research team. Prior to joining the Firm in 2020, Mr. Lalli was a Director at Barclays, covering several high yield and investment grades sectors as a senior credit analyst since 2010. Mr. Lalli received a BS in Business and Technology and a minor in Economics from Stevens Institute of Technology.
PSF PGIM Jennison Blend Portfolio
Jason T. McManus, Adam L. Friedman, Brian A. Porpora are jointly and primarily responsible for the day-to-day management of the Portfolio.
Jason T. McManus is a Managing Director, the Head of Custom Solutions, and a custom solutions portfolio manager. He joined Jennison in 1997. Mr. McManus began managing quantitative portfolios and custom solutions for clients in August 2006. From 2003 to 2006, he was part of Jennison's Applied Research team focusing on quantitative research projects and portfolio analytics. Prior to that, he was a research associate on the International Equity team. Mr. McManus received a BS in economics and computer science from the University at Albany, State University of New York, and an MBA in quantitative finance from New York University's Stern School of Business.

Adam L. Friedman is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2007. Prior to joining the Custom Solutions Group in 2011, he was an investment analyst on the firm’s alternative investments team. Mr . Friedman earned a BS in financial economics from Binghamton University.
Brian A. Porpora is a Managing Director, a custom solutions portfolio manager and an investment solutions analyst. He joined Jennison in 2004. Prior to joining the Custom Solutions Group in 2008, he was an investment analyst on the firm’s alternative investments team. Mr. Porpora earned a BS in applied economics and business management from Cornell University.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Jennison Growth Portfolio
Michael A. Del Balso, Kathleen A. McCarragher, Blair A. Boyer and Natasha Kuhlkin, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
Michael A. Del Balso is a Managing Director, and a large cap growth equity portfolio manager. He joined Jennison in May 1972 as a research analyst and became a portfolio manager in 1999. Prior to joining Jennison, Mr. Del Balso was a vice president and portfolio manager for four years at White, Weld & Company. Mr. Del Balso earned a BS in industrial administration from Yale University and an MBA from Columbia University.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in finance and economics from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Blair A. Boyer is a Managing Director, Co-Head of Large Cap Growth Equity and a large cap growth equity portfolio manager. He joined Jennison in March 1993 as an international equity analyst and joined the large cap growth team as a portfolio manager in 2003. Prior to joining Jennison, he managed international equity portfolios at Arnhold and S. Bleichroeder for five years. Prior to that, he was a research analyst and then a senior portfolio manager at Verus Capital. Mr. Boyer earned a BA in economics from Bucknell University and an MBA from The New York University Stern School of Business.
Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Jennison Value Portfolio
Warren N. Koontz, Jr., CFA, and Joseph C. Esposito, CFA, are jointly and primarily responsible for the day-to-day management of the Portfolio.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University and he holds the Chartered Financial Analyst (CFA) designation.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School and he holds the Chartered Financial Analyst (CFA) designation.
The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
PSF PGIM Total Return Bond Portfolio
Gregory Peters, Richard Piccirillo, Robert Tipp, CFA, Matthew Angelucci, CFA, and Tyler Thorn of PGIM Fixed Income are jointly and primarily responsible for the day-to-day management of the Portfolio.
Gregory Peters is a Managing Director and Co-Chief Investment Officer of PGIM Fixed Income. Mr. Peters is also a senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining the Firm in 2014, Mr. Peters was Morgan Stanley's Global Director of Fixed Income & Economic Research and Chief Global Cross Asset Strategist, responsible for the Firm's macro research and asset allocation strategy. Earlier, he worked at Salomon Smith Barney and the Department of US Treasury. He received a BA in Finance from The College of New Jersey and an MBA from Fordham University. Mr. Peters is a member of the Fixed Income Analyst Society and the Bond Market Association. Mr. Peters was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Richard Piccirillo is a Managing Director and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Mr. Piccirillo had specialized in mortgage-and asset-backed securities since joining the Firm in 1993. Before joining the Firm, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. Mr. Piccirillo was named a 2019 winner of the Pension and Investment Provider Award for Global Multi-Asset Credit.
Robert Tipp, CFA, is a Managing Director, Chief Investment Strategist, and Head of Global Bonds for PGIM Fixed Income. In addition to comanaging the global multi-sector strategies, Mr. Tipp is responsible for global rates positioning for Core Plus, Absolute Return, and other portfolios. Mr. Tipp has worked at the Firm since 1991, where he has held a variety of senior investment manager and strategist roles. Prior to joining the firm, he was a Director in the Portfolio Strategies Group at the First Boston Corporation, where he developed, marketed, and implemented strategic portfolio products for money managers. Before that, Mr. Tipp was a Senior Staff Analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration and an MBA from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation.
Matthew Angelucci, CFA, is a Principal and co-senior portfolio manager for PGIM Fixed Income's Global Bond Team. In addition to co-managing the Global Bond Strategies, Mr. Angelucci is responsible for country and sector allocation, term structure positioning, and issue selection within sovereign securities and derivatives across global bond portfolios and relative value hedge strategies. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

Tyler Thorn is a Vice President on the Multi-Sector Portfolio Management Team for PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.
PSF Small-Cap Stock Index Portfolio
PGIM Quantitative Solutions typically follows a team approach in the management of the Portfolio. George N. Patterson, PhD, CFA, CFP, Edward J. Lithgow, CFA, and Stacie L. Mintz, CFA, are jointly and primarily responsible for the day-to-day management of the Portfolio.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis, and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows, and conducting performance attribution and risk analysis. He also traded equities, currencies, and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
PSF Stock Index Portfolio
PGIM Quantitative Solutions typically follows a team approach in the management of the Portfolio. George N. Patterson, PhD, CFA, CFP, Edward J. Lithgow, CFA, and Stacie Mintz, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a

California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Edward J. Lithgow, CFA, is a Vice President and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to his current role, Ed was a Quantitative Analyst for the Quantitative Equity and Equity Indexing teams responsible for optimizing portfolios, monitoring cash flows and conducting performance attribution and risk analysis. He also traded equities, currencies and futures for the Equity Indexing funds. Ed earned a BS in business administration from Seton Hall University and an MBA in finance from St. Joseph’s University.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
PURCHASING and redeeming PORTFOLIO shares
Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II shares and/or Class III shares. Each Class participates in the same investments within a given Portfolio, but the Classes differ in terms of their charges. Class I and Class III shares are sold to separate accounts of Prudential as investment options under certain Contracts. Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.
Investments in a Portfolio are made through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios. Class I, Class II and Class III shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II and Class III shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the applicable Class. The Trust does not provide investment advice. You should contact your financial advisor for advice regarding selection of Portfolios and Classes.
Each Portfolio typically expects to pay redemption proceeds within three days after receipt of a proper notice of the redemption request. Such procedures for providing proper notice of a redemption request is described in further detail in the prospectus for the applicable Contract. However, it may take a Portfolio up to seven days to pay redemption proceeds. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Under normal circumstances, each Portfolio typically expects to meet redemption requests by using cash or cash equivalents or proceeds from the sale of portfolio securities (or a combination of these methods). Each Portfolio reserves the right to use borrowing arrangements that may be available from time to time. The use of borrowings in order to meet redemption requests is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of a Portfolio’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances. The Portfolios’ use of redemptions in-kind is discussed below.
Redemption in-Kind
The Trust may pay the redemption price to shareholders of record (generally, the Participating Insurance Company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in-kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally a Participating Insurance Company separate account. The procedures do not affect payments by a Participating Insurance Company to a contract owner under a variable contract.
Frequent Purchases or Redemptions of Portfolio Shares
The Trust is part of the group of investment companies advised by PGIM Investments (the PGIM Investment funds), which seek to prevent patterns of frequent purchases and redemptions of shares by its investors. Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PGIM Investment funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PGIM Investment funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PGIM Investment funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PGIM Investment fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PGIM Investment funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PGIM Investment fund shares held by other investors. To the extent a Portfolio invests in foreign securities, a Portfolio may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. To the extent a Portfolio invests in certain fixed income securities, such as high yield bonds or certain asset-backed securities, a Portfolio may also constitute an effective vehicle for an investor’s frequent trading strategies.
The Boards of Directors/Trustees of the PGIM Investment funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not sell its shares directly to the public. Instead, Portfolio shares are sold only to Participating Insurance Company separate accounts that fund variable annuity contracts and variable life insurance policies. Therefore, Participating Insurance Companies, not the Trust, maintain the individual contract owner account records. Each Participating Insurance Company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each Participating Insurance Company that the Trust expects the Participating Insurance Company to impose restrictions on transfers by contract owners. The current Participating Insurance Companies are Prudential and three insurance companies not affiliated with Prudential. The Trust may add additional Participating Insurance Companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with Participating Insurance Companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the Participating Insurance Companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares; and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent each reserve the right, in its sole discretion, to reject all or a portion of a purchase order from a Participating Insurance Company for any reason or no reason. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under “Net Asset Value,” below.
Net Asset Value
Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is typically based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. Eastern time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by each of the Trust's Portfolios are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager. The Trust may use fair value pricing if it determines that a market quotation for a security is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing commonly occurs with securities that are primarily traded outside of the US, because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
With respect to any portion of a Portfolio’s assets that are invested in one or more open-end management investment companies, a Portfolio’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. The Trust may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PGIM Investments (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Trust's NAV, we will value the Trust's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances that make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the PSF PGIM Government Money Market Portfolio will ordinarily remain at $10.00 per share (The price of each share remains the same but you will have more shares when dividends are declared). Each business day, each Portfolio’s current NAV per share is transmitted electronically to Participating Insurance Companies that use the Portfolios as underlying investment options for Contracts.
With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV is calculated based upon the NAV of the registered open-end management investment companies in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a Subadviser, as available, to be over-the-counter, shall be valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of a valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities that are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
Short-term debt securities held by the Portfolios, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Short-term debt securities held by the PSF PGIM Government Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the PSF PGIM Government Money Market Portfolio, and except as discussed above for the PSF PGIM 50/50 Balanced Portfolio and PSF PGIM Flexible Managed Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments, such as certificates of deposit, commercial paper, bankers' acceptances, and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
DISTRIBUTOR & DISTRIBUTION ARRANGEMENTS. Prudential Investment Management Services LLC (PIMS) serves as the distributor for the shares of each Portfolio under a Distribution Agreement with the Trust. PIMS is an affiliate of PGIM Investments. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.
The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act for the Class II and Class III shares of each Portfolio (the 12b-1 Plan). Under the 12b-1 plan, Class II and Class III of each Portfolio pay to PIMS a distribution (12b-1) fee at the annual rate of 0.25% of the average daily net assets of the applicable Class. This fee pays for distribution services for Class II shares and Class III shares as applicable. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II or Class III shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution fee. Class I and Class III shares do not have an administration fee.

OTHER INFORMATION
US Federal Income Taxes
Each Portfolio currently intends to be treated as a partnership for US federal income tax purposes that is not a “publicly traded partnership” as defined in Section 7704 of the Internal Revenue Code of 1986, as amended (the Code) for US federal income tax purposes. If a Portfolio were not to qualify for such treatment, it could be subject to US federal income tax at the Portfolio level, which generally would reduce the value of an investment in the Portfolio. As a result of each Portfolio's treatment as a partnership that is not a publicly traded partnership, each Portfolio is generally not itself subject to US federal income tax. Instead, each Portfolio's income, gains, losses, deductions, credits and other tax items are “passed through” pro rata directly to the shareholders of the Portfolio, generally the Investing Portfolios (without regard to whether such corresponding amounts are distributed from each Portfolio) and retain the same character for US federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
The shares of each Portfolio are owned by the Investing Portfolios, which are owned by separate accounts of Participating Insurance Companies, and may be owned by qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of each Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the separate accounts of the Participating Insurance Companies to satisfy the diversification requirements of Section 817(h) of the Code.
Each Portfolio intends to comply with the diversification requirements currently imposed by the Code and US Treasury regulations thereunder on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by separate accounts of Participating Insurance Companies. If a Portfolio does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and thus income and gain allocable to the Contracts could be taxable currently to shareholders of the Portfolio. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. Furthermore, if any underlying portfolio fails to comply with the diversification requirements for any taxable year, such failure could cause an insurance company separate account indirectly invested in such an underlying portfolio through a Portfolio to fail to satisfy the separate diversification requirements, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.
Owners of Contracts should consult the applicable prospectus or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in a Portfolio, including the application of US federal, state, local and non-US taxes.
Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and, in the event that a material conflict does develop, the Trust would determine what action, if any, to take in response.
Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the SAI and on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Payments to Affiliates
PGIM Investments and its affiliates, including a Subadviser or PIMS, may compensate affiliates of PGIM Investments, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts that offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments, the Subadviser, or PIMS, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', the Subadviser's or PIMS’ participation. These payments or reimbursements may not be offered by the Subadviser or PIMS, and the amounts of such payments may vary between and among PGIM Investments, the Subadviser and PIMS depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts that offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS
INTRODUCTION
The financial highlights that follow will help you evaluate the financial performance of each Portfolio available under your Contract for the past five years. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares, Class II and Class III shares as applicable for the periods indicated.
The financial highlights for the fiscal year ended December 31, 2020 or later were derived from each Portfolio’s financial statements, which were audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by another independent registered public accounting firm. The Trust’s financial statements are included in the Trust’s annual reports to shareholders, which are available upon request.
PSF PGIM 50/50 Balanced Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$33.84	$39.67	$34.99	$31.40	$26.50
Income (Loss) From Investment Operations:
Net investment income (loss)	0.92	0.57	0.40	0.50	0.59
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31	(6.40)	4.28	3.09	4.31
Total from investment operations	5.23	(5.83)	4.68	3.59	4.90
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$39.07	$33.84	$39.67	$34.99	$31.40
Total Return(d)	15.45%	(14.70)%	13.38%	11.43%	18.49%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,526	$2,332	$2,896	$2,710	$2,597
Average net assets (in millions)	$2,411	$2,513	$2,800	$2,540	$2,506
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.58%	0.59%
Expenses before waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.58%	0.59%
Net investment income (loss)	2.54%	1.62%	1.06%	1.58%	2.02%
Portfolio turnover rate(g)(h)	86%	96%	69%	75%	90%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM 50/50 Balanced Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$33.70	$39.60	$36.75
Income (Loss) From Investment Operations:
Net investment income (loss)	0.83	0.52	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.28	(6.42)	2.64
Total from investment operations	5.11	(5.90)	2.85
Net Asset Value, end of period	$38.81	$33.70	$39.60
Total Return(c)	15.16%	(14.90)%	7.76%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$8	$7	$3
Average net assets (in millions)	$7	$5	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.81%(e)
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.81%(e)
Net investment income (loss)	2.29%	1.48%	0.76%(e)
Portfolio turnover rate(f)(g)	86%	96%	69%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Total Return Bond Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.33	$15.66	$15.78	$14.55	$13.12
Income (Loss) From Investment Operations:
Net investment income (loss)	0.64	0.45	0.40	0.45	0.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34	(2.78)	(0.52)	0.78	0.94
Total from investment operations	0.98	(2.33)	(0.12)	1.23	1.43
Net Asset Value, end of year	$14.31	$13.33	$15.66	$15.78	$14.55
Total Return(b)	7.27%	(14.81)%	(0.76)%	8.45%	10.90%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,398	$1,085	$1,298	$1,293	$1,190
Average net assets (in millions)	$1,279	$1,155	$1,292	$1,235	$1,166
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.43%	0.43%	0.42%	0.43%	0.44%
Expenses before waivers and/or expense reimbursement	0.43%	0.43%	0.42%	0.43%	0.44%
Net investment income (loss)	4.68%	3.25%	2.55%	2.99%	3.53%
Portfolio turnover rate(d)(e)	224%	182%	49%	35%	48%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(e)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

PSF PGIM Total Return Bond Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$13.28	$15.64	$15.35
Income (Loss) From Investment Operations:
Net investment income (loss)	0.60	0.43	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.34	(2.79)	0.05(c)
Total from investment operations	0.94	(2.36)	0.29
Net Asset Value, end of period	$14.22	$13.28	$15.64
Total Return(d)	7.08%	(15.09)%	1.89%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13	$9	$5
Average net assets (in millions)	$11	$8	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.68%	0.68%	0.66%(f)
Expenses before waivers and/or expense reimbursement	0.68%	0.68%	0.66%(f)
Net investment income (loss)	4.43%	3.08%	2.24%(f)
Portfolio turnover rate(g)(h)	224%	182%	49%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

(h)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

PSF PGIM Jennison Blend Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$73.47	$98.09	$81.50	$63.18	$49.02
Income (Loss) From Investment Operations:
Net investment income (loss)	0.77	0.76	0.40	0.53	0.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	23.12	(25.38)	16.19	17.79	13.50
Total from investment operations	23.89	(24.62)	16.59	18.32	14.16
Capital Contributions	—	—	—	—	—(c)(d)
Net Asset Value, end of year	$97.36	$73.47	$98.09	$81.50	$63.18
Total Return(e)	32.52%	(25.10)%	20.36%	29.00%	28.89%(f)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$5,644.6	$4,482.9	$6,379.2	$5,672.4	$4,711.0
Average net assets (in millions)	$5,012.2	$5,044.7	$6,084.1	$4,776.8	$4,406.8
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.46%	0.46%	0.46%	0.47%	0.47%
Expenses before waivers and/or expense reimbursement	0.46%	0.46%	0.46%	0.47%	0.47%
Net investment income (loss)	0.90%	0.95%	0.45%	0.80%	1.16%
Portfolio turnover rate(h)	77%	22%	29%	62%	43%

PSF PGIM Jennison Blend Portfolio Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$71.35	$95.64	$79.78	$62.09	$48.37
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)(b)	0.43	0.04	0.26	0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	22.83	(24.72)	15.82	17.43	13.29
Total from investment operations	22.82	(24.29)	15.86	17.69	13.72
Capital Contributions	—	—	—	—	—(c)(d)
Net Asset Value, end of year	$94.17	$71.35	$95.64	$79.78	$62.09
Total Return(e)	31.98%	(25.40)%	19.88%	28.49%	28.36%(f)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$39.1	$1.6	$2.3	$2.0	$1.7
Average net assets (in millions)	$4.1	$1.8	$2.2	$1.7	$1.6
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.85%	0.86%	0.86%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.85%	0.86%	0.86%	0.87%	0.87%
Net investment income (loss)	(0.01)%	0.55%	0.04%	0.40%	0.76%
Portfolio turnover rate(h)	77%	22%	29%	62%	43%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Blend Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$73.16	$97.92	$87.74
Income (Loss) From Investment Operations:
Net investment income (loss)	0.52	0.58	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	23.03	(25.34)	10.06
Total from investment operations	23.55	(24.76)	10.18
Net Asset Value, end of period	$96.71	$73.16	$97.92
Total Return(c)	32.19%	(25.29)%	11.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2.7	$0.9	$0.6
Average net assets (in millions)	$1.4	$0.8	$0.2
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.71%	0.71%	0.70%(e)
Expenses before waivers and/or expense reimbursement	0.71%	0.71%	0.70%(e)
Net investment income (loss)	0.61%	0.74%	0.18%(e)
Portfolio turnover rate(f)	77%	22%	29%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Flexible Managed Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$37.65	$44.14	$37.61	$34.32	$28.63
Income (Loss) From Investment Operations:
Net investment income (loss)	0.90	0.62	0.49	0.56	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.85	(7.11)	6.04	2.73	5.08
Total from investment operations	6.75	(6.49)	6.53	3.29	5.69
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$44.40	$37.65	$44.14	$37.61	$34.32
Total Return(d)	17.93%	(14.70)%	17.36%	9.59%	19.87%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,428	$3,994	$4,968	$4,479	$4,328
Average net assets (in millions)	$4,175	$4,335	$4,766	$4,171	$4,127
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.61%	0.62%	0.61%	0.62%	0.63%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%	0.61%	0.62%	0.63%
Net investment income (loss)	2.21%	1.55%	1.18%	1.64%	1.92%
Portfolio turnover rate(g)(h)	149%	139%	119%	120%	125%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Flexible Managed Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$37.49	$44.06	$40.73
Income (Loss) From Investment Operations:
Net investment income (loss)	0.81	0.55	0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.81	(7.12)	3.07
Total from investment operations	6.62	(6.57)	3.33
Net Asset Value, end of period	$44.11	$37.49	$44.06
Total Return(c)	17.66%	(14.91)%	8.18%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$219	$4	$2
Average net assets (in millions)	$188	$3	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.86%	0.87%	0.86%(e)
Expenses before waivers and/or expense reimbursement	0.87%	0.87%	0.86%(e)
Net investment income (loss)	1.98%	1.39%	0.86%(e)
Portfolio turnover rate(f)(g)	149%	139%	119%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Global Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$46.14	$56.82	$48.06	$41.49	$31.83
Income (Loss) From Investment Operations:
Net investment income (loss)	0.74	0.63	0.46	0.41	0.52
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.30	(11.31)	8.30	6.16	9.14
Total from investment operations	9.04	(10.68)	8.76	6.57	9.66
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$55.18	$46.14	$56.82	$48.06	$41.49
Total Return(d)	19.59%	(18.80)%	18.23%	15.84%	30.39%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,078.9	$1,186.9	$1,518.5	$1,377.0	$1,263.7
Average net assets (in millions)	$1,072.5	$1,262.8	$1,472.2	$1,190.6	$1,157.5
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.78%	0.75%	0.74%	0.76%	0.77%
Expenses before waivers and/or expense reimbursement	0.83%	0.79%	0.78%	0.80%	0.80%
Net investment income (loss)	1.48%	1.30%	0.86%	1.01%	1.41%
Portfolio turnover rate(g)	41%	52%	21%	34%	26%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Global Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$45.94	$56.72	$53.13
Income (Loss) From Investment Operations:
Net investment income (loss)	0.58	0.54	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.28	(11.32)	3.44
Total from investment operations	8.86	(10.78)	3.59
Net Asset Value, end of period	$54.80	$45.94	$56.72
Total Return(c)	19.29%	(19.01)%	6.76%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.1	$0.6	$0.2
Average net assets (in millions)	$0.8	$0.5	$0.1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.03%	1.00%	0.99%(e)
Expenses before waivers and/or expense reimbursement	1.08%	1.04%	1.03%(e)
Net investment income (loss)	1.15%	1.14%	0.40%(e)
Portfolio turnover rate(f)	41%	52%	21%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Government Income Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.16	$14.05	$14.51	$13.54	$12.70
Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.29	0.19	0.23	0.31
Net realized and unrealized gain (loss) on investment transactions	0.21	(2.18)	(0.65)	0.74	0.53
Total from investment operations	0.62	(1.89)	(0.46)	0.97	0.84
Net Asset Value, end of year	$12.78	$12.16	$14.05	$14.51	$13.54
Total Return(b)	5.10%	(13.45)%	(3.17)%	7.16%	6.61%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.0	$181.3	$223.1	$246.2	$238.6
Average net assets (in millions)	$167.9	$196.8	$231.5	$246.6	$234.6
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.52%	0.49%	0.48%	0.51%	0.52%
Expenses before waivers and/or expense reimbursement	0.52%	0.49%	0.48%	0.51%	0.52%
Net investment income (loss)	3.35%	2.28%	1.35%	1.58%	2.34%
Portfolio turnover rate(d)(e)	87%	177%	222%	150%	269%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Government Income Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$12.11	$14.03	$14.17
Income (Loss) From Investment Operations:
Net investment income (loss)	0.38	0.28	0.11
Net realized and unrealized gain (loss) on investment transactions	0.21	(2.20)	(0.25)
Total from investment operations	0.59	(1.92)	(0.14)
Net Asset Value, end of period	$12.70	$12.11	$14.03
Total Return(c)	4.87%	(13.68)%	(0.99)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.7	$3.0	$0.3
Average net assets (in millions)	$3.3	$1.6	$0.2
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.77%	0.74%	0.68%(e)
Expenses before waivers and/or expense reimbursement	0.77%	0.74%	0.68%(e)
Net investment income (loss)	3.11%	2.26%	1.09%(e)
Portfolio turnover rate(f)(g)	87%	177%	222%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Government Money Market Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.48	0.14	—(b)	0.03	0.19
Less Dividends and Distributions	(0.48)	(0.14)	(—)(b)	(0.03)	(0.19)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Return(c)	4.87%	1.39%	0.04%	0.30%	1.92%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$931	$803	$725	$792	$600
Average net assets (in millions)	$910	$780	$748	$667	$563
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.33%	0.27%	0.06%	0.21%	0.35%
Expenses before waivers and/or expense reimbursement	0.33%	0.32%	0.32%	0.34%	0.35%
Net investment income (loss)	4.78%	1.37%	—%	0.26%	1.88%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.

PSF PGIM Government Money Market Portfolio Class III
	Year Ended December 31,			May 18, 2020(a) through December 31, 2020
	2023	2022	2021
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.00	$10.00	$10.00	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.45	0.12	—(c)	—(c)
Less Dividends and Distributions:	(0.45)	(0.12)	(—)(c)	(—)(c)
Net Asset Value, end of period	$10.00	$10.00	$10.00	$10.00
Total Return(d)	4.61%	1.22%	0.04%	—%(c)

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$237	$143	$144	$66
Average net assets (in millions)	$182	$137	$118	$34
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.58%	0.44%	0.06%	0.13%(f)
Expenses before waivers and/or expense reimbursement	0.58%	0.58%	0.58%	0.58%(f)
Net investment income (loss)	4.57%	1.23%	—%	—%(c)(f)

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized.

PSF PGIM High Yield Bond Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$5.92	$6.67	$6.18	$5.77	$4.96
Income (Loss) From Investment Operations:
Net investment income (loss)	0.41	0.36	0.33	0.35	0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	(1.11)	0.16	0.06	0.47
Total from investment operations	0.70	(0.75)	0.49	0.41	0.81
Net Asset Value, end of year	$6.62	$5.92	$6.67	$6.18	$5.77
Total Return(b)	11.82%	(11.24)%	7.93%	7.11%	16.33%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$513	$476	$562	$529	$522
Average net assets (in millions)	$486	$502	$550	$497	$507
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.57%	0.57%	0.57%	0.57%	0.57%
Expenses before waivers and/or expense reimbursement	0.61%	0.60%	0.59%	0.61%	0.62%
Net investment income (loss)	6.66%	5.93%	5.11%	6.16%	6.28%
Portfolio turnover rate(d)	26%	33%	48%	61%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM High Yield Bond Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$5.90	$6.66	$6.41
Income (Loss) From Investment Operations:
Net investment income (loss)	0.39	0.35	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	(1.11)	0.03
Total from investment operations	0.68	(0.76)	0.25
Net Asset Value, end of period	$6.58	$5.90	$6.66
Total Return(c)	11.53%	(11.41)%	3.90%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$9	$6
Average net assets (in millions)	$11	$8	$2
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.80%(e)
Expenses before waivers and/or expense reimbursement	0.86%	0.85%	0.82%(e)
Net investment income (loss)	6.41%	5.76%	4.72%(e)
Portfolio turnover rate(f)	26%	33%	48%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Growth Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$92.29	$147.90	$127.49	$81.62	$61.21
Income (Loss) From Investment Operations:
Net investment income (loss)	0.05	(0.01)	(0.45)	(0.13)	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	49.33	(55.60)	20.86	46.00	20.32
Total from investment operations	49.38	(55.61)	20.41	45.87	20.41
Capital Contributions	—	—	—	—	—(c)(d)
Net Asset Value, end of year	$141.67	$92.29	$147.90	$127.49	$81.62
Total Return(e)	53.51%	(37.60)%	16.01%	56.20%	33.34%(f)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,065	$2,111	$3,566	$3,260	$2,242
Average net assets (in millions)	$2,635	$2,537	$3,435	$2,606	$2,073
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.62%	0.62%	0.61%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.62%	0.62%	0.61%	0.62%	0.62%
Net investment income (loss)	0.04%	(0.01)%	(0.32)%	(0.13)%	0.13%
Portfolio turnover rate(h)	32%	32%	40%	56%	41%

PSF PGIM Jennison Growth Portfolio Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$87.07	$140.11	$121.26	$77.94	$58.68
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.37)(b)	(0.43)	(0.95)	(0.49)	(0.19)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	46.44	(52.61)	19.80	43.81	19.45
Total from investment operations	46.07	(53.04)	18.85	43.32	19.26
Capital Contributions	—	—	—	—	—(c)(d)
Net Asset Value, end of year	$133.14	$87.07	$140.11	$121.26	$77.94
Total Return(e)	52.89%	(37.85)%	15.55%	55.57%	32.82%(f)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$12	$43	$82	$88	$66
Average net assets (in millions)	$36	$55	$85	$72	$64
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.02%	1.02%	1.01%	1.02%	1.02%
Expenses before waivers and/or expense reimbursement	1.02%	1.02%	1.01%	1.02%	1.02%
Net investment income (loss)	(0.35)%	(0.42)%	(0.72)%	(0.53)%	(0.27)%
Portfolio turnover rate(h)	32%	32%	40%	56%	41%

(a)	Calculated based on average shares outstanding during the period.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(d)	Amount rounds to zero.
(e)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(g)	Does not include expenses of the underlying funds in which the Portfolio invests.
(h)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Growth Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$91.90	$147.64	$132.99
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.25)(c)	(0.24)	(0.59)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	49.07	(55.50)	15.24
Total from investment operations	48.82	(55.74)	14.65
Net Asset Value, end of period	$140.72	$91.90	$147.64
Total Return(d)	53.12%	(37.75)%	11.02%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$12	$6	$5
Average net assets (in millions)	$9	$6	$2
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.87%	0.86%	0.86%(f)
Expenses before waivers and/or expense reimbursement	0.87%	0.86%	0.86%(f)
Net investment income (loss)	(0.21)%	(0.23)%	(0.58)%(f)
Portfolio turnover rate(g)	32%	32%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Natural Resources Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$41.86	$34.30	$27.33	$24.34	$21.99
Income (Loss) From Investment Operations:
Net investment income (loss)	1.13	1.23	0.77	0.49	0.72
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.30)	6.33	6.20	2.50	1.63
Total from investment operations	0.83	7.56	6.97	2.99	2.35
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$42.69	$41.86	$34.30	$27.33	$24.34
Total Return(d)	1.98%	22.04%	25.50%	12.28%	10.69%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$497.0	$497.9	$419.2	$351.8	$332.2
Average net assets (in millions)	$482.4	$477.7	$402.7	$284.9	$338.8
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.50%	0.49%	0.50%	0.54%	0.53%
Expenses before waivers and/or expense reimbursement	0.51%	0.50%	0.51%	0.55%	0.54%
Net investment income (loss)	2.68%	3.14%	2.39%	2.28%	3.04%
Portfolio turnover rate(g)	94%	109%	79%	136%	132%

PSF Natural Resources Portfolio Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$39.83	$32.77	$26.21	$23.44	$21.26
Income (Loss) From Investment Operations:
Net investment income (loss)	0.92	1.04	0.58	0.41	0.61
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.29)	6.02	5.98	2.36	1.57
Total from investment operations	0.63	7.06	6.56	2.77	2.18
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$40.46	$39.83	$32.77	$26.21	$23.44
Total Return(d)	1.58%	21.54%	25.03%	11.82%	10.25%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$35.0	$34.0	$25.6	$32.5	$49.5
Average net assets (in millions)	$34.5	$33.5	$27.8	$37.6	$50.1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.90%	0.89%	0.90%	0.94%	0.93%
Expenses before waivers and/or expense reimbursement	0.91%	0.90%	0.91%	0.95%	0.94%
Net investment income (loss)	2.28%	2.77%	1.89%	2.05%	2.63%
Portfolio turnover rate(g)	94%	109%	79%	136%	132%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Natural Resources Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$41.73	$34.24	$31.02
Income (Loss) From Investment Operations:
Net investment income (loss)	0.86	1.17	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.13)	6.32	3.02
Total from investment operations	0.73	7.49	3.22
Net Asset Value, end of period	$42.46	$41.73	$34.24
Total Return(c)	1.75%	21.88%	10.38%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$24.7	$6.1	$1.0
Average net assets (in millions)	$5.9	$3.7	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.76%	0.73%	0.72%(e)
Expenses before waivers and/or expense reimbursement	0.77%	0.74%	0.73%(e)
Net investment income (loss)	1.99%	2.95%	0.82%(e)
Portfolio turnover rate(f)	94%	109%	79%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Small-Cap Stock Index Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$50.46	$60.34	$47.76	$43.03	$35.15
Income (Loss) From Investment Operations:
Net investment income (loss)	0.75	0.59	0.51	0.40	0.46
Net realized and unrealized gain (loss) on investment transactions	7.19	(10.47)	12.07	4.33	7.42
Total from investment operations	7.94	(9.88)	12.58	4.73	7.88
Net Asset Value, end of year	$58.40	$50.46	$60.34	$47.76	$43.03
Total Return(b)	15.74%	(16.37)%	26.34%	10.99%	22.42%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,217	$806	$1,024	$858	$834
Average net assets (in millions)	$979	$870	$1,002	$701	$794
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%	0.39%
Expenses before waivers and/or expense reimbursement	0.38%	0.38%	0.38%	0.40%	0.39%
Net investment income (loss)	1.43%	1.11%	0.89%	1.07%	1.15%
Portfolio turnover rate(d)	31%	17%	18%	18%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Small-Cap Stock Index Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$50.25	$60.24	$57.73
Income (Loss) From Investment Operations:
Net investment income (loss)	0.61	0.47	0.31
Net realized and unrealized gain (loss) on investment transactions	7.15	(10.46)	2.20
Total from investment operations	7.76	(9.99)	2.51
Net Asset Value, end of period	$58.01	$50.25	$60.24
Total Return(c)	15.44%	(16.58)%	4.35%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11	$9	$6
Average net assets (in millions)	$10	$8	$3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.63%	0.62%(e)
Expenses before waivers and/or expense reimbursement	0.63%	0.63%	0.62%(e)
Net investment income (loss)	1.18%	0.90%	0.76%(e)
Portfolio turnover rate(f)	31%	17%	18%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Stock Index Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$91.83	$112.45	$87.66	$74.24	$56.64
Income (Loss) From Investment Operations:
Net investment income (loss)	1.44	1.29	1.06	1.12	1.12
Net realized and unrealized gain (loss) on investment transactions	22.36	(21.91)	23.73	12.30	16.48
Total from investment operations	23.80	(20.62)	24.79	13.42	17.60
Net Asset Value, end of year	$115.63	$91.83	$112.45	$87.66	$74.24
Total Return(b)	25.92%	(18.34)%	28.28%	18.08%	31.07%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$7,372	$5,880	$7,244	$5,620	$4,757
Average net assets (in millions)	$6,589	$6,252	$6,427	$4,802	$4,298
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.31%	0.31%
Expenses before waivers and/or expense reimbursement	0.29%	0.29%	0.29%	0.31%	0.31%
Net investment income (loss)	1.40%	1.32%	1.06%	1.50%	1.69%
Portfolio turnover rate(d)	3%	3%	2%	4%	3%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Portfolio invests.
(d)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Stock Index Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$91.45	$112.26	$97.90
Income (Loss) From Investment Operations:
Net investment income (loss)	1.18	1.06	0.54
Net realized and unrealized gain (loss) on investment transactions	22.23	(21.87)	13.82
Total from investment operations	23.41	(20.81)	14.36
Net Asset Value, end of period	$114.86	$91.45	$112.26
Total Return(c)	25.60%	(18.54)%	14.67%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$40	$25	$17
Average net assets (in millions)	$32	$21	$7
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.54%	0.54%	0.54%(e)
Expenses before waivers and/or expense reimbursement	0.54%	0.54%	0.54%(e)
Net investment income (loss)	1.15%	1.09%	0.74%(e)
Portfolio turnover rate(f)	3%	3%	2%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Value Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$43.88	$47.64	$37.28	$35.99	$28.55
Income (Loss) From Investment Operations:
Net investment income (loss)	0.85	0.74	0.61	0.66	0.67
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.82	(4.50)	9.75	0.63	6.77
Total from investment operations	6.67	(3.76)	10.36	1.29	7.44
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$50.55	$43.88	$47.64	$37.28	$35.99
Total Return(d)	15.20%	(7.89)%	27.79%	3.58%	26.06%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,553.8	$1,431.5	$1,646.0	$1,371.2	$1,429.9
Average net assets (in millions)	$1,451.0	$1,479.3	$1,543.8	$1,236.8	$1,354.1
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.43%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.43%	0.43%
Net investment income (loss)	1.85%	1.68%	1.40%	2.03%	2.04%
Portfolio turnover rate(g)	33%	23%	17%	32%	25%

PSF PGIM Jennison Value Portfolio Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$42.46	$46.28	$36.36	$35.25	$28.07
Income (Loss) From Investment Operations:
Net investment income (loss)	0.64	0.55	0.42	0.51	0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.62	(4.37)	9.50	0.60	6.65
Total from investment operations	6.26	(3.82)	9.92	1.11	7.18
Capital Contributions	—	—	—	—	—(b)(c)
Net Asset Value, end of year	$48.72	$42.46	$46.28	$36.36	$35.25
Total Return(d)	14.74%	(8.25)%	27.28%	3.15%	25.58%(e)

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$10.0	$9.2	$10.7	$9.0	$8.7
Average net assets (in millions)	$9.4	$9.5	$10.1	$7.9	$7.4
Ratios to average net assets(f):
Expenses after waivers and/or expense reimbursement	0.82%	0.82%	0.82%	0.83%	0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.82%	0.82%	0.83%	0.83%
Net investment income (loss)	1.45%	1.28%	1.00%	1.62%	1.63%
Portfolio turnover rate(g)	33%	23%	17%	32%	25%

(a)	Calculated based on average shares outstanding during the period.
(b)
Represents payment received by the Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Amount rounds to zero.
(d)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.
(f)	Does not include expenses of the underlying funds in which the Portfolio invests.
(g)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF PGIM Jennison Value Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$43.70	$47.56	$42.77
Income (Loss) From Investment Operations:
Net investment income (loss)	0.72	0.62	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.80	(4.48)	4.50
Total from investment operations	6.52	(3.86)	4.79
Net Asset Value, end of period	$50.22	$43.70	$47.56
Total Return(c)	14.92%	(8.12)%	11.20%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.4	$2.6	$1.0
Average net assets (in millions)	$2.6	$1.7	$0.4
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.67%	0.67%	0.66%(e)
Expenses before waivers and/or expense reimbursement	0.67%	0.67%	0.66%(e)
Net investment income (loss)	1.58%	1.41%	0.92%(e)
Portfolio turnover rate(f)	33%	23%	17%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Mid-Cap Growth Portfolio Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$22.38	$30.64	$27.68	$18.77	$13.63
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)	(0.03)	(0.08)	(0.03)	—(b)
Net realized and unrealized gain (loss) on investment transactions	5.28	(8.23)	3.04	8.94	5.14
Total from investment operations	5.27	(8.26)	2.96	8.91	5.14
Net Asset Value, end of year	$27.65	$22.38	$30.64	$27.68	$18.77
Total Return(c)	23.55%	(26.96)%	10.69%	47.47%	37.71%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$385.4	$307.5	$424.7	$382.1	$279.8
Average net assets (in millions)	$341.9	$329.7	$407.5	$302.1	$257.0
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.66%	0.64%	0.67%	0.70%
Expenses before waivers and/or expense reimbursement	0.66%	0.66%	0.64%	0.67%	0.70%
Net investment income (loss)	(0.05)%	(0.13)%	(0.28)%	(0.15)%	(0.01)%
Portfolio turnover rate(e)	49%	43%	46%	63%	106%

PSF Mid-Cap Growth Portfolio Class II
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$20.70	$28.45	$25.81	$17.57	$12.81
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.10)	(0.12)	(0.19)	(0.10)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	4.87	(7.63)	2.83	8.34	4.82
Total from investment operations	4.77	(7.75)	2.64	8.24	4.76
Net Asset Value, end of year	$25.47	$20.70	$28.45	$25.81	$17.57
Total Return(c)	23.04%	(27.24)%	10.23%	46.90%	37.16%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.2	$0.2	$0.3	$0.3	$0.5
Average net assets (in millions)	$0.2	$0.2	$0.3	$0.4	$0.6
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.06%	1.05%	1.07%	1.10%
Expenses before waivers and/or expense reimbursement	1.06%	1.06%	1.05%	1.07%	1.10%
Net investment income (loss)	(0.45)%	(0.54)%	(0.68)%	(0.53)%	(0.40)%
Portfolio turnover rate(e)	49%	43%	46%	63%	106%

(a)	Calculated based on average shares outstanding during the period.
(b)	Amount rounds to zero.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

PSF Mid-Cap Growth Portfolio Class III
	Year Ended December 31,		April 26, 2021(a) through December 31, 2021
	2023	2022
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$22.29	$30.60	$29.77
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.07)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	5.25	(8.22)	0.94
Total from investment operations	5.18	(8.31)	0.83
Net Asset Value, end of period	$27.47	$22.29	$30.60
Total Return(c)	23.24%	(27.16)%	2.79%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1.8	$1.1	$0.8
Average net assets (in millions)	$1.4	$1.0	$0.3
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.91%	0.88%(e)
Expenses before waivers and/or expense reimbursement	0.91%	0.91%	0.88%(e)
Net investment income (loss)	(0.30)%	(0.37)%	(0.53)%(e)
Portfolio turnover rate(f)	49%	43%	46%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Portfolio invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)
The Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Portfolio's portfolio turnover rate may be higher.

GLOSSARY: PORTFOLIO INDEXES
Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is an unmanaged, market-value weighted index comprised of taxable US investment grade, fixed rate bond market securities, including government, government agency, corporate, asset-backed, and mortgage-backed securities between one and 10 years. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg US Government Bond Index. The Bloomberg US Government Bond Index is an unmanaged index of securities issued or backed by the US Government, its agencies and instrumentalities with between one and thirty years remaining to maturity, which gives a broad look at how US Government bonds with such maturities have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Bloomberg US Corporate High Yield 1% Issuer Capped Index. The Bloomberg US Corporate High Yield 1% Issuer Capped Index covers the universe of US dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
FTSE 3-Month US Treasury Bill Index. The FTSE 3-Month US Treasury Bill Index is derived from secondary market Treasury bill rates published by the Federal Reserve Bank. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
MSCI World Index (GD). The MSCI World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the US, Europe, Australasia and the Far East hedged back to the US Dollar. The GD (gross dividends) version of the MSCI World Index does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Lipper Global Natural Resources Funds Index. The Lipper Global Natural Resources Funds Index is an unmanaged index of the 10 largest global natural resources funds. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Index. The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell 1000 Growth Index. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth rates. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
Russell Midcap Growth Index. The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell Midcap companies with high price-to-book ratios and higher forecasted growth values. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.

S&P 500 Index*. The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P MidCap 400 Index*. The S&P MidCap 400 Index is an unmanaged index of 400 stocks chosen based on market capitalization, liquidity and industry representation. The index contains firms that are situated in size between the S&P 500 Index and the S&P SmallCap 600 Index. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
S&P SmallCap 600 Index*. The Standard & Poor's SmallCap 600 Index is an unmanaged capital-weighted index of 600 smaller company US common stocks that cover all industry sectors—gives a broad look at how US small-cap stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
PSF PGIM 50/50 Balanced Custom Blended Index. The Blended Index consists of the S&P 500 Index (50%), the Bloomberg US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month US Treasury Bill Index (10%). These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
PSF PGIM Flexible Managed Custom Blended Index. The Blended Index consists of the S&P 500 Index (60%), the Bloomberg US Aggregate Bond Index (35%) and the FTSE 3-Month US Treasury Bill Index (5%). These returns do not include the effect of any operating expenses of a mutual fund or taxes payable by investors and would be lower if they included these effects.
* Each of the S&P 500 Index, S&P MidCap 400 index and S&P SmallCap 600 Index (collectively, the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc., PGIM Limited and/or their affiliates (collectively, Licensee). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Licensee’s product(s) currently being issued by Licensee, but which may be similar to and competitive with Licensee’s product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling 1-800-346-3778 or by writing to The Prudential Series Fund at 655 Broad Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies and in Form N-CSR. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. In Form N-CSR you will find the Fund’s annual and semi-annual financial statements. The Statement of Additional Information, financial statements, and additional copies of the annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information, financial statements, and the annual and semi-annual reports are also available without charge on the Trust's website at www.prudential.com/variableinsuranceportfolios.
Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust 's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the SEC (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov, by calling the SEC at 1-202-551-8090 or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.
Investment Company File Act No. 811-03623
PSFFUNDPROS

THE PRUDENTIAL SERIES FUND
STATEMENT OF ADDITIONAL INFORMATION • MAY 1, 2024
This Statement of Additional Information (SAI) of The Prudential Series Fund (the Trust) is not a prospectus and should be read in conjunction with the Prospectus of the Trust dated May 1, 2024 and can be obtained, without charge, by calling 1-800-346-3778 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. This SAI has been incorporated by reference into the Trust's Prospectus.
The Trust's audited financial statements are incorporated into this SAI by reference to the Trust's 2023 Annual Report (File No. 811-03623). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above. The portfolios of the Trust which are discussed in this SAI are noted on this front cover (each, a Portfolio and together, the Portfolios).
PSF Global Portfolio (Class I & Class III Shares)
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
PSF PGIM Jennison Blend Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
PSF Stock Index Portfolio (Class I & Class III Shares)

Table of Contents
3	PART I
3	INTRODUCTION
4	Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
4	INVESTMENT RESTRICTIONS
6	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
16	MANAGEMENT AND ADVISORY ARRANGEMENTS
25	PORTFOLIO MANAGERS: OTHER ACCOUNTS
29	PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
48	OTHER SERVICE PROVIDERS
49	INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
50	PORTFOLIO TRANSACTIONS & BROKERAGE
53	ADDITIONAL INFORMATION
55	PRINCIPAL SHAREHOLDERS
63	FINANCIAL STATEMENTS
64	PART II
64	INVESTMENT RISKS & CONSIDERATIONS
100	NET ASSET VALUES
101	TAXATION
103	DISCLOSURE OF PORTFOLIO HOLDINGS
105	PROXY VOTING
106	CODES OF ETHICS
106	LICENSES & MISCELLANEOUS INFORMATION
107	APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
111	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I
INTRODUCTION
This SAI sets forth information about The Prudential Series Fund (the Trust). Part I provides additional information about the Trust's Board of Trustees, certain investment restrictions that apply to the Trust's Portfolios, the advisory services provided to and the management fees paid by the Trust, and information about other fees paid by and services provided to the Trust. Part II provides additional information and explanations about certain investments and investment strategies which may be used by the Trust's Portfolios, and should be read in conjunction with Part I.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI:
Glossary
Term	Definition
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
ADR	American Depositary Receipt
ADS	American Depositary Share
ASTIS	AST Investment Services, Inc.
Board	Trust’s Board of Directors or Trustees
Board Member	A Trustee or Director of the Trust’s Board
CEA	Commodity Exchange Act
CFTC	Commodity Futures Trading Commission
Code	Internal Revenue Code of 1986, as amended
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
Fannie Mae or FNMA	Federal National Mortgage Association
FHFA	Federal Housing Finance Agency
Fitch	Fitch, Inc.
Freddie Mac or FHLMC	The Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
PGIM Investments, the Manager, or the Investment Manager	PGIM Investments LLC
IPO	Initial Public Offering
IRS	Internal Revenue Service
LIBOR	London Interbank Offered Rate
Moody’s	Moody’s Investor Services, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations System
NAV	Net Asset Value
NYSE	New York Stock Exchange
OTC	Over the Counter
PMFS	Prudential Mutual Fund Services LLC
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company, as the term is used in the Code
S&P	S&P Global Ratings
SEC	US Securities & Exchange Commission
SIRG	Strategic Investment Review Group of the Manager
SPA	Stock Purchase Agreements

3

Glossary
World Bank	International Bank for Reconstruction and Development
Trust PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
The Trust is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolio’s, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Trust are set forth below:
■
PSF Global Portfolio (Class I & Class III Shares)
■
PSF Mid-Cap Growth Portfolio (Class I, Class II & Class III Shares)
■
PSF Natural Resources Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM 50/50 Balanced Portfolio (Class I & Class III Shares)
■
PSF PGIM Flexible Managed Portfolio (Class I & Class III Shares)
■
PSF PGIM Government Income Portfolio (Class I & Class III Shares)
■
PSF PGIM Government Money Market Portfolio (Class I & Class III Shares)
■
PSF PGIM High Yield Bond Portfolio (Class I & Class III Shares)
■
PSF PGIM Jennison Blend Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM Jennison Growth Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM Jennison Value Portfolio (Class I, Class II & Class III Shares)
■
PSF PGIM Total Return Bond Portfolio (Class I & Class III Shares)
■
PSF Small-Cap Stock Index Portfolio (Class I & Class III Shares)
■
PSF Stock Index Portfolio (Class I & Class III Shares)
Each Portfolio is a diversified investment company as defined by the 1940 Act. Each Portfolio of the Trust offers Class I shares and certain Portfolios of the Trust also offer Class II and/or Class III shares, as noted above. Class I and Class III shares are sold to separate accounts of insurance companies affiliated with Prudential Financial, Inc., including but not limited to The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). Class I shares may also be sold to separate accounts of insurance companies not affiliated with Prudential Financial, Inc. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. The Prudential insurance companies, and insurance companies not affiliated with Prudential Financial, Inc., identified above are referred to herein as the Participating Insurance Companies. The separate accounts invest in shares of the Trust through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Trust to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.
Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.
In order to sell shares to both Prudential and non-Prudential insurance companies, the Trust has obtained an exemptive order (the Order) from the SEC. The Trust and its Portfolios are managed in compliance with the terms and conditions of that Order.
The Portfolios are managed by PGIM Investments (the Investment Manager) as discussed in the Trust's Prospectus. Each of the Portfolios has a different investment objective and principal investment strategies. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objective and principal investment strategies of each Portfolio are discussed in the Prospectus.
The Prospectus and SAI do not purport to create any contractual obligations between the Trust or any Portfolio and its shareholders. In addition, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Portfolios, including contracts with the Investment Manager or other parties who provide services to the Portfolios.
INVESTMENT RESTRICTIONS
Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.
Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental.

 4

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS
With respect to each Portfolio, none of the Portfolios will:
1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.
2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.
3. Make short sales of securities or maintain a short position, except that PSF PGIM Total Return Bond Portfolio, PSF PGIM High Yield Bond Portfolio, PSF PGIM Government Income Portfolio, PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Flexible Managed Portfolio, and PSF Mid-Cap Growth Portfolio may sell securities short up to 25% of their net assets (the PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the PSF PGIM Government Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.
4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Trust to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.
5. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the PSF PGIM Total Return Bond Portfolio, PSF PGIM High Yield Bond Portfolio, and PSF PGIM Government Income Portfolios, as well as the fixed income portions of the PSF PGIM 50/50 Balanced Portfolio and the PSF PGIM Flexible Managed Portfolio, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).
6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.
7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.
8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

5

9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.
10. Invest more than 15% of its net assets in illiquid securities. (The PSF PGIM Government Money Market Portfolio will not invest more than 5% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.
Consistent with item 4 above, the Trust has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.
Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or NAVs will not be considered a violation of such policy.
ADDITIONAL NON-FUNDAMENTAL INVESTMENT POLICIES. Certain additional non-fundamental investment policies are applicable only to certain Portfolios, as noted below:
PSF PGIM Government Money Market Portfolio. The PSF PGIM Government Money Market Portfolio will not:
1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.
2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.
3. Invest in any security with a remaining maturity in excess of 397 days.
For purposes of item 3 above, with respect to floating rate and variable rate securities with maturities longer than 397 calendar days but which afford the holder the right to demand payment at dates earlier than the final maturity date, such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate, whichever is longer, and as consistent with the requirements of Rule 2a-7 under the 1940 Act.
PSF PGIM High Yield Bond Portfolio. The PSF PGIM High Yield Bond Portfolio will not:
1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.
2. Invest more than 30% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars.
INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
Information about the Board Members and the officers of the Trust is set forth below. Board members who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Trust are referred to as “Interested Board Members.” The Board Members oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

 6

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 1967 No. of Portfolios Overseen: 60
Chief Operating Officer of Grace Church School
(since July 2023) and Chief Financial Officer of
Grace Church School (since September 2019);
President, Candide Business Advisors, Inc.
(since 2011); formerly Senior Managing Director
of Brock Capital (2014-2019); formerly Vice
Chairman (2013-2017), Senior Vice President
and Chief Financial Officer (2007-2012) and
Vice President of Strategic Planning and
Treasurer (2002-2007) of Sheridan
Broadcasting Corporation; formerly President of
Sheridan Gospel Network (2004-2014).

Director of NextEra Energy Partners, LP (NYSE:
NEP) (since February 2015); Member of the
Board of Directors, Hubbard Radio, LLC (since
2011); formerly Chairman (2011-2014),
formerly Presiding Director (2014-2017) and
formerly Member of the Board of Directors,
Broadcast Music, Inc. (2007-2024); formerly
Member of the Board of Directors, The
MacDowell Colony (2010-2021).
Since February 2011
Sherry S. Barrat 1949 No. of Portfolios Overseen: 60
Formerly Vice Chairman of Northern Trust
Corporation (financial services and banking
institution) (2011-June 2012); formerly
President, Personal Financial Services, Northern
Trust Corporation (2006-2010); formerly
Chairman & CEO, Western US Region, Northern
Trust Corporation (1999-2005); formerly
President & CEO, Palm Beach/Martin County
Region, Northern Trust.
		Lead Director of NextEra Energy, Inc. (NYSE: NEE) (since May 2020); Director of NextEra Energy, Inc. (since 1998); Director of Arthur J. Gallagher & Company (since July 2013).	Since January 2013
Jessica M. Bibliowicz 1959 No. of Portfolios Overseen: 60
Chairman of the Board of Fellows of Weill
Cornell Medicine (since 2014); Director of Apollo
Global Management, Inc. (since 2022); formerly
Chief Executive Officer (1999-2013) of National
Financial Partners (independent distributor of
financial services products).
		Formerly Director of the Asia-Pacific Fund, Inc. (2006-2019); formerly Director of Sotheby’s (2014-2019) auction house and art-related finance.	Since September 2014
Kay Ryan Booth 1950 No. of Portfolios Overseen: 60
Trinity Investors (since September 2014);
formerly, Managing Director of Cappello
Waterfield & Co. LLC (2011-2014); formerly Vice
Chair, Global Research, J.P. Morgan (financial
services and investment banking institution)
(June 2008-January 2009); formerly Global
Director of Equity Research, Bear Stearns & Co.,
Inc. (financial services and investment banking
institution) (1995-2008); formerly Associate
Director of Equity Research, Bear Stearns & Co.,
Inc. (1987-1995).
		None.	Since January 2013
Stephen M. Chipman 1961 No. of Portfolios Overseen: 60
Formerly Group Managing Director, International
Expansion and Regional Managing Director,
Americas of Vistra (June 2018-June 2019);
formerly Chief Executive Officer and Director of
Radius (2016-2018); formerly Senior Vice
Chairman (January 2015-October 2015) and
Chief Executive Officer (January 2010-December
2014) of Grant Thornton LLP.

Board of Directors of Willis Towers Watson
Public Limited Company (WTW) (since April
2023); Chairman of the Board of Auxadi Holdco,
S.L. (since February 2022); Non-Executive
Director of Auxadi Holdco, S.L (since November
2020); Non-Executive Director of Stout (since
January 2020); formerly Non-Executive Director
of Clyde & Co. (January 2020-June 2021);
Formerly Non-Executive Chairman (September
2019-January 2021) of Litera Microsystems.
Since January 2018

7

Independent Board Members
Name Year of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Robert F. Gunia 1946 No. of Portfolios Overseen: 60
Director of ICI Mutual Insurance Company (June
2020-June 2023; June 2016-2019; June
2012-June 2015); formerly Chief Administrative
Officer (September 1999-September 2009) and
Executive Vice President (December
1996-September 2009) of PGIM Investments
LLC; formerly Executive Vice President (March
1999-September 2009) and Treasurer (May
2000-September 2009) of Prudential Mutual
Fund Services LLC; formerly President (April
1999-December 2008) and Executive Vice
President and Chief Operating Officer
(December 2008-December 2009) of Prudential
Investment Management Services LLC; formerly
Chief Administrative Officer, Executive Vice
President and Director (May 2003-September
2009) of AST Investment Services, Inc.
		Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas M. O'Brien 1950 No. of Portfolios Overseen: 60
Chairman, Chief Executive Officer and President
of Sterling Bancorp (since June 2020);
Chairman, Chief Executive Officer and President
of Sterling Bank and Trust, F.S.B.; formerly Vice
Chairman of Emigrant Bank and President of its
Naples Commercial Finance Division (October
2018-March 2020); formerly Director, President
and CEO Sun Bancorp, Inc. N.A. (NASDAQ:
SNBC) and Sun National Bank (July
2014-February 2018); formerly Consultant,
Valley National Bancorp, Inc. and Valley
National Bank (January 2012-June 2012);
formerly President and COO (November
2006-April 2017) and CEO (April
2007-December 2011) of State Bancorp, Inc.
and State Bank; formerly Vice Chairman
(January 1997-April 2000) of North Fork Bank;
formerly President and Chief Executive Officer
(December 1984-December 1996) of North Side
Savings Bank; formerly President and Chief
Executive Officer (May 2000-June 2006) Atlantic
Bank of New York.

Formerly Director, Sun Bancorp, Inc. N.A.
(NASDAQ: SNBC) and Sun National Bank (July
2014-February 2018); formerly Director,
BankUnited, Inc. and BankUnited N.A. (NYSE:
BKU) (May 2012-April 2014); formerly Director
(April 2008-January 2012) of Federal Home Loan
Bank of New York; formerly Director (December
1996-May 2000) of North Fork Bancorporation,
Inc.; formerly Director (May 2000-April 2006) of
Atlantic Bank of New York; Director (November
2006-January 2012) of State Bancorp, Inc.
(NASDAQ: STBC) and State Bank of Long Island.
Since July 2003

Interested Board Member
Timothy S. Cronin 1965 No. of Portfolios Overseen: 60
Vice President of Prudential Annuities (since
May 2003); Senior Vice President of PGIM
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since February
1998); President of AST Investment Services,
Inc. (since March 2006).
	None.	Since October 2009

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Ken Allen 1969 Vice President	Vice President of Investment Management (since December 2009).	Since June 2019

 8

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Claudia DiGiacomo 1974 Chief Legal Officer and Assistant Secretary
Chief Legal Officer (since September 2023) of the PGIM Credit
Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer
(since September 2022) of the PGIM Private Credit Fund; Chief
Legal Officer (since July 2022) of the PGIM Private Real Estate
Fund, Inc.; Chief Legal Officer, Executive Vice President and
Secretary of PGIM Investments LLC (since August 2020); Chief
Legal Officer of Prudential Mutual Fund Services LLC (since
August 2020); Chief Legal Officer of PIFM Holdco, LLC (since
August 2020); Vice President and Corporate Counsel (since
January 2005) of Prudential; and Corporate Counsel of AST
Investment Services, Inc. (since August 2020); formerly Vice
President and Assistant Secretary of PGIM Investments LLC
(2005-2020); formerly Associate at Sidley Austin Brown & Wood
LLP (1999-2004).
Since December 2005
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM Investments LLC;
Secretary (since September 2023) of the PGIM Credit Income
Fund and the PGIM Rock ETF Trust; Secretary (since September
2022) of the PGIM Private Credit Fund; Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice
President and Corporate Counsel (2010-2018) of Prudential;
formerly Director and Corporate Counsel (2006-2010) of
Prudential; Vice President and Assistant Secretary (since January
2007) of PGIM Investments LLC; Vice President and Assistant
Secretary (since January 2007) of Prudential Mutual Fund
Services LLC.
Since October 2006
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of
Prudential; Vice President and Assistant Secretary (since August
2020) of PGIM Investments LLC; Assistant Secretary (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director and Corporate Counsel (March 2014-September 2018) of
Prudential.
Since March 2019
Patrick E. McGuinness 1986 Assistant Secretary
Vice President and Assistant Secretary (since August 2020) of
PGIM Investments LLC; Director and Corporate Counsel (since
February 2017) of Prudential; Assistant Secretary (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March
2022) of the PGIM Private Real Estate Fund, Inc.
Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of
Prudential; Assistant Secretary (since September 2023) of the
PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant
Secretary (since September 2022) of the PGIM Private Credit
Fund; Assistant Secretary (since March 2022) of the PGIM Private
Real Estate Fund, Inc; formerly Director and Senior Counsel of
Allianz Global Investors U.S. Holdings LLC (2010-2020) and
Assistant Secretary of numerous funds in the Allianz fund
complex (2015-2020).
Since March 2021
George Hoyt 1965 Assistant Secretary
Vice President and Corporate Counsel of Prudential (since
September 2023); Assistant Secretary for PGIM Credit Income
Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund,
Inc. and PGIM Rock ETF Trust (since September 2023); formerly
Associate General Counsel of Franklin Templeton and Secretary
and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and
Associate General Counsel for Legg Mason, Inc. and its
predecessors (2004-2020).
Since March 2024

9

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Devan Goolsby 1991 Assistant Secretary
Vice President and Corporate Counsel of Prudential (since May
2023); Assistant Secretary for PGIM Credit Income Fund, PGIM
Private Credit Fund, PGIM Private Real Estate Fund, Inc. and
PGIM Rock ETF Trust (since September 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance
Officer at Bloomberg LP (2019-2021); and an Examiner at the
Financial Industry Regulatory Authority (2015-2019).
Since March 2024
Andrew Donohue 1972 Chief Compliance Officer
Chief Compliance Officer (since May 2023) of the PGIM Funds,
Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc.,
PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield
Opportunities Fund, Advanced Series Trust, The Prudential Series
Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund,
PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of
AST Investment Services, Inc. (since October 2022); Vice
President, Chief Compliance Officer of PGIM Investments LLC
(since September 2022); Chief Compliance Officer (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; formerly various senior compliance roles within
Principal Global Investors, LLC., global asset management for
Principal Financial (2011-2022), most recently as Global Chief
Compliance Officer (2016-2022).
Since May 2023
Kelly Florio 1978 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance
Programs and Compliance Risk Management (since December
2021) of Prudential; formerly Head of Fraud Risk Management
(October 2019-December 2021) at New York Life Insurance
Company; formerly Head of Key Risk Area Operations (November
2018-October 2019), Director of the US Anti-Money Laundering
Compliance Unit (2009-2018) and Bank Loss Prevention
Associate (2006-2009) at MetLife.
Since June 2022
Christian J. Kelly 1975 Chief Financial Officer
Vice President, Global Head of Fund Administration of PGIM
Investments LLC (since November 2018); Chief Financial Officer
(since March 2023) of PGIM Investments mutual funds, closed
end funds , the PGIM ETF Trust, and Advanced Series Trust, The
Prudential Series Fund and Prudential's Gibraltar Fund,
Inc.; Chief Financial Officer (since September 2023) of the PGIM
Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial
Officer of PGIM Private Credit Fund (since September 2022);
Chief Financial Officer of PGIM Private Real Estate Fund, Inc.
(since July 2022); formerly Treasurer and Principal Financial
Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust
Portfolios, Prudential Series Funds and Prudential Gibraltar Fund;
formerly Treasurer and Principal Financial Officer (March 2022 –
July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director of Fund Administration of Lord Abbett & Co. LLC
(2009-2018), Treasurer and Principal Accounting Officer of the
Lord Abbett Family of Funds (2017-2018); Director of Accounting,
Avenue Capital Group (2008-2009); Senior Manager, Investment
Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019

 10

Officers(a)
Name Year of Birth Position	Principal Occupation(s) During the Past Five Years	Length of Service as Officer
Elyse M. McLaughlin 1974 Treasurer and Principal Accounting Officer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of the
Advanced Series Trust, the Prudential Series Fund and the
Prudential's Gibraltar Fund, Inc. (since March 2023); Treasurer and Principal Accounting Officer (since September 2023) of the
PGIM Rock ETF Trust; Assistant Treasurer (since September 2023)
of the PGIM Credit Income Fund; Treasurer and Principal
Accounting Officer (since September 2022) of the PGIM Private
Credit Fund; Assistant Treasurer (since March 2022) of the PGIM
Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM
Investments mutual funds, closed end funds and the PGIM ETF
Trust (since October 2019); formerly Director (2011-2017) within
PGIM Investments Fund Administration.
Since October 2019
Lana Lomuti 1967 Assistant Treasurer
Vice President (since 2007) within PGIM Investments Fund
Administration; formerly Assistant Treasurer (December
2007-February 2014) of The Greater China Fund, Inc.; formerly
Director (2005-2007) within PGIM Investments Fund
Administration.
Since April 2014
Russ Shupak 1973 Assistant Treasurer
Vice President (since 2017) within PGIM Investments Fund
Administration; Treasurer and Principal Accounting Officer of
PGIM Investments mutual funds, closed end funds and the PGIM
ETF Trust (since March 2023); Treasurer and Principal Accounting
Officer (since September 2023) of the PGIM Credit Income Fund;
Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer
(since September 2023) of the PGIM Rock ETF Trust; Assistant
Treasurer (since September 2022) of the PGIM Private Credit
Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of
Advanced Series Trust, The Prudential Series Fund and
Prudential's Gibraltar Fund, Inc. (since October 2019);  formerly
Director (2013-2017) within PGIM Investments Fund
Administration.
Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019
Robert W. McCormack 1973 Assistant Treasurer
Vice President (since 2019) within PGIM Investments Fund
Administration; Assistant Treasurer (since March 2023) of PGIM
Investments mutual funds, closed end funds, PGIM ETF Trust,
and Advanced Series Trust, The Prudential Series Fund and
Prudential's Gibraltar Fund, Inc.; Assistant Treasurer (since
September 2023) of the PGIM Credit Income Fund and the PGIM
Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March
2022) of the PGIM Private Real Estate Fund, Inc.; formerly
Director (2016-2019) within PGIM Investments Fund
Administration; formerly Vice President within Goldman, Sachs &
Co. Investment Management Controllers (2008-2016), Assistant
Treasurer of Goldman Sachs Family of Funds (2015-2016).
Since March 2023
Alina Srodecka, CPA 1966 Assistant Treasurer
Vice President of Tax at Prudential Financial, Inc. (Since August
2007); formerly Director of Tax at MetLife (January 2003 – May
2006); formerly Tax Manager at Deloitte & Touché (October 1997
– January 2003); formerly Staff Accountant at Marsh &
McLennan (May 1994 – May 1997).
Since June 2017
(a) Excludes Mr. Cronin, an Interested Board Member who also serves as President and Principal Executive Officer of the Trust.
Explanatory Notes to Tables:
Timothy Cronin is an Interested Board Member because he is an officer of the Portfolios and an officer of the Manager.
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments, 655 Broad Street, 6th floor, Newark, New Jersey 07102.
There is no set term of office for Board Members or Officers. The Independent Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Board Member.

11

As used in the Officer’s table, “Prudential” means The Prudential Insurance Company of America.
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Board Member. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a Management Agreement with the Trust (the Management Agreement), the Investment Manager pays all compensation of Board Members, officers and employees of the Trust, other than the fees and expenses of Board Members who are not affiliated persons of the Investment Manager or any Subadviser (Independent Board Members). The Trust pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Board Members who serve on Board Committees may receive additional compensation.
Independent Board Members may defer receipt of their compensation pursuant to a deferred fee agreement with the Trust. Under the terms of the agreement, the Trust accrues deferred Board Members' compensation daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day US Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of one or more funds managed by the Investment Manager chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Trust's obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of the Trust. The Trust does not have a retirement or pension plan for its Board Members.
The following table sets forth the aggregate compensation paid by the Trust for the Trust's most recently completed fiscal year to the Independent Board Members for service on the Trust's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of the Trust (as defined in the 1940 Act) do not receive compensation from the Fund Complex.
Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex*(1)
Compensation Received by Independent Board Members
Susan Davenport Austin	$84,450	None	None	$440,000 (3/61)**
Sherry S. Barrat	$84,450	None	None	$440,000 (3/61)**
Jessica M. Bibliowicz	$84,450	None	None	$440,000 (3/61)**
Kay Ryan Booth	$84,450	None	None	$440,000 (3/61)**
Stephen M. Chipman***	$84,450	None	None	$440,000 (3/61)**
Robert F. Gunia***	$84,450	None	None	$440,000 (3/61)**
Thomas M. O'Brien	$106,960	None	None	$565,000 (3/61)**
Explanatory Notes to Compensation Table
(1) Compensation relates to portfolios that were in existence and having investment operations during 2023.
* “Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments LLC and /or ASTIS.
** Number of funds and portfolios represent those in existence as of December 31, 2023, and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2023, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
*** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the year ended December 31, 2023, amounted to $400,000, and $140,000 for Messrs. Chipman and Gunia, respectively. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with governance of the Trust—Audit, Compliance, Governance, and Investment Review and Risk. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trust's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Manager and (2) any entity in a control relationship with the Investment Manager that provides ongoing services to the Trust, provided that the engagement of the independent registered

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public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available at www.prudential.com/variableinsuranceportfolios. The number of Audit Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:
Stephen M. Chipman (Chair)
Susan Davenport Austin
Robert F. Gunia
Thomas M. O’Brien (ex officio)
Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee and CCO will evaluate which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Compliance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Compliance Committee is set forth below:
Robert F. Gunia (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Thomas M. O’Brien (ex officio)
Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director compensation and expenses, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Trust's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Trust's website at www.prudential.com/variableinsuranceportfolios.
The membership of the Governance Committee is set forth below:
Susan Davenport Austin (Chair)
Sherry S. Barrat
Jessica M. Bibliowicz
Kay Ryan Booth
Stephen M. Chipman
Thomas M. O’Brien (ex officio)
Investment Review and Risk Committee (IRRC). The IRRC consists of all members of the Board and is chaired by Ms. Bibliowicz. Ms. Barrat and Ms. Booth serve as Vice Chairs of the IRRC. The Board created the IRRC to help the Board in reviewing certain types of risk, especially those risks related to portfolio investments, the subadvisers for the Portfolios and other related risks. The responsibilities of the IRRC include, but are not limited to: reviewing written materials and reports pertaining to Portfolio performance, investments and risk from subadvisers, SIRG, and others; considering presentations from subadvisers, the Investment Manager, SIRG or other service providers on matters relating to Portfolio performance, investments and risk; and periodically reviewing management’s evaluation of various types of risks to the Portfolios. The number of IRRC meetings held during the Trust’s most recently completed fiscal year is set forth in the table below.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES. The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Manager to manage the Trust on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Trust. The Board is currently composed of eight members, seven of

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whom are Independent Trustees. Under normal circumstances, the Board meets at regularly scheduled meetings ten times throughout the year. In addition, the Board Members may meet at special meetings. As described above, the Board has established four standing committees—Audit, Compliance, Governance, and Investment Review and Risk—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member or an ex-officio member of each standing committee and any ad hoc committee of the Board. The Trustees have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the actual service and commitment of the Trustees during their tenure in concluding that each should continue to serve. A Trustee's ability to perform his or her duties effectively may have been attained through a Trustee's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Trustee of the Trust, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee.
Susan Davenport Austin. Ms. Austin currently serves as Chief Operating Officer and Chief Financial Officer of Grace Church School. In addition to her experience in senior leadership positions with private companies, Ms. Austin has more than 10 years of experience in the investment banking industry, and has experience serving on boards of other public companies, private companies and non-profit entities.
Sherry S. Barrat. Ms. Barrat has more than 35 years of experience in senior leadership positions in the financial services and banking industries. In addition, Ms. Barrat has over 10 years of experience serving on boards of other public companies and non-profit entities.
Jessica M. Bibliowicz. Ms. Bibliowicz has more than 25 years of experience in senior leadership positions in the financial services and investment management industries. In addition, Ms. Bibliowicz also has experience in serving on the boards of other public companies, investment companies, and non-profit organizations.
Kay Ryan Booth. Ms. Booth has more than 35 years of experience in senior leadership positions in the investment management and investment banking industries. Ms. Booth is currently an Advisory Partner of Trinity Investors. In addition to her experience in senior leadership positions with private companies, Ms. Booth has experience serving on the boards of other entities.
Stephen M. Chipman. Mr. Chipman has more than 34 years of experience with a public accounting firm, serving in various senior leadership positions in Europe, North America and Asia. Mr. Chipman also has experience serving on boards of other entities.
Robert F. Gunia. Mr. Gunia has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors. In addition, Mr. Gunia served in senior leadership positions for more than 28 years with the Investment Manager and its affiliates and predecessors.
Thomas M. O’Brien. Mr. O’Brien has served for more than 10 years as a Trustee of mutual funds advised by the Investment Manager or its predecessors, including some or all of the following funds: Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., and/or other mutual funds advised by the Investment Manager or its predecessors. Mr. O’Brien has more than 25 years of experience in senior leadership positions in the banking industry, and has experience serving on the boards of other entities.
Timothy S. Cronin. Mr. Cronin, an Interested Trustee of the Trust and other funds advised by the Investment Manager since 2009, served as Vice President of the Trust and other funds advised by the Investment Manager from 2009-2015, as President of the Trust and other funds advised by the Investment Manager since 2015, and has held senior positions with Prudential Financial (and American Skandia, which was purchased by Prudential Financial) since 1998.
Specific details about each Trustee's professional experience is set forth in the professional biography tables, above.

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Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, liquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the administrator to the Trust’s Liquidity Risk Management Program, sub-advisers, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Manager and other service providers to the Trust, including pursuant to the Board-approved Liquidity Risk Management Program for the Trust. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Manager, its affiliates, or other service providers.
Selection of Trustee Nominees. The Governance Committee is responsible for considering Trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas M. O’Brien) or the Chair of the Governance Committee (Susan Davenport Austin), in either case in care of the Trust, at 655 Broad Street, 6th Floor, Newark, New Jersey 07102. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Trust would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Trust's Investment Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Trust's outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Shareholder Communications with the Board of Trustees. Shareholders of the Trust can communicate directly with the Board by writing to the Chair of the Board, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Trust, 1 Corporate Drive, Shelton, Connecticut 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.
Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Governance Committee	Compliance Committee	Investment Review and Risk Committee
4	3	4	6
Share Ownership. Information relating to each Trustee's share ownership in the Trust, other funds that are overseen by the respective Trustee as well as any other funds that are managed by the Investment Manager as of the most recently completed calendar year is set forth in the chart below.

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Name	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex*
Trustee Share Ownership
Susan Davenport Austin	None	Over $100,000
Sherry S. Barrat	None	Over $100,000
Jessica M. Bibliowicz	None	Over $100,000
Kay Ryan Booth	None	Over $100,000
Stephen M. Chipman	None	Over $100,000
Timothy S. Cronin	None	Over $100,000
Robert F. Gunia	Over $100,000	Over $100,000
Thomas M. O'Brien	None	Over $100,000
*“Fund Complex” includes Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, and any other funds that are managed by PGIM Investments and /or ASTIS. The above share ownership information relates to Portfolios and other registered investment companies in the Fund Complex that were in existence during 2023.
Because the Portfolios of the Trust serve as investment options under variable annuity and life insurance contracts, US federal tax law prohibits the sale of Portfolio shares directly to individuals, including the Trustees.  Individuals, including a Trustee, may, however, have an interest in a Portfolio if he or she purchases a variable contract and selects the Portfolio as an investment option.
Other than as set forth in the following paragraph, none of the Independent Trustees, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Portfolio as of the most recently completed calendar year.
MANAGEMENT AND ADVISORY ARRANGEMENTS
TRUST MANAGEMENT. PGIM Investments, 655 Broad Street, 6th Floor, Newark, New Jersey 07102-4077, serves as the investment manager of the Portfolios. As of December 31, 2023, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $296.2 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.
Services Provided by the Investment Manager. Pursuant to Management Agreement with the Trust (the Management Agreement), the Investment Manager, subject to the oversight of the Trust's Board and in conformity with the stated policies of the Portfolios, manages both the investment operations and composition of each Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Investment Manager is obligated to keep certain books and records of the Portfolios. The Investment Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolios. The Investment Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.
The Investment Manager is specifically responsible for supervising and managing the Portfolios and the subadvisers. In this capacity, the Investment Manager reviews the performance of the Portfolios and the subadvisers and make recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of Portfolios, and other legal and compliance matters. The Investment Manager takes on the entrepreneurial and other risks associated with the launch of each new Portfolio and its ongoing operations. The Investment Manager utilizes SIRG to assist the Investment Manager in regularly evaluating and supervising the Portfolios and the subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively manage the Portfolios and the subadvisers. The Investment Manager utilizes this data in directly supervising the Portfolios and the subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Investment Manager bears the cost of the oversight program maintained by SIRG.

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In addition, the Investment Manager provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its Portfolios. The Investment Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Trust's custodian (the Custodian), and the Trust's transfer agent. The Investment Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Investment Manager to the Trust are not exclusive under the terms of the Management Agreement and the Investment Manager is free to, and does, render management services to others.
The primary administrative services furnished by the Investment Manager are more specifically detailed below:
■
furnishing of office facilities;
■
paying salaries of all officers and other employees of the Investment Manager who are responsible for managing the Trust and the Portfolios;
■
monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
■
providing assistance to the service providers of the Trust and the Portfolios, including, but not limited to, the custodian, transfer agent, and accounting agent;
■
monitoring, together with each subadviser, each Portfolio’s compliance with its investment policies, restrictions, and with US federal and state laws and regulations, including US federal and state securities laws, the Code and other relevant US federal and state laws and regulations;
■
preparing and filing all required US federal, state and local tax returns for the Trust and the Portfolios;
■
preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
■
preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
■
preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
■
preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
■
organizing the regular and any special meetings of the Board of the Trust, including the preparing Board materials and agendas, preparing minutes, and related functions.
Expenses Borne by the Investment Manager. In connection with its management of the corporate affairs of the Trust, the Investment Manager bears certain expenses, including, but not limited to:
■
the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;
■
all expenses incurred by the Investment Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust as described below;
■
the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Investment Manager and such investment subadvisers; and
■
with respect to the compliance services provided by the Investment Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolios and the subadvisers.
Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Investment Manager, including:
■
the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Investment Manager;
■
the fees and expenses of Trustees who are not affiliated persons of the Investment Manager or any subadviser;
■
the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Investment Manager in connection with their obligation of maintaining required records of the Trust and of pricing the Trust's shares;
■
the charges and expenses of the Trust's legal counsel and independent auditors;
■
brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
■
all taxes and corporate fees payable by the Trust to governmental agencies;
■
the fees of any trade associations of which the Trust may be a member;
■
the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
■
the cost of fidelity, directors and officers and errors and omissions insurance;

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■
the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;
■
allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and
■
litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.
Terms of the Management Agreement. The Management Agreement provides that the Investment Manager will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Investment Manager or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.
Fees payable under the Management Agreement are computed daily and paid monthly. The Investment Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.
SEC Manager-of-Managers Order. The manager-of-managers structure operates under exemptive orders issued by the SEC. The orders permit the Investment Manager to hire subadvisers or amend subadvisory agreements, without shareholder approval.
The most recent order imposes the following conditions:
1. Before a Portfolio may rely on the order requested in the application, the operation of the Portfolio in the manner described in the application, including the hiring of wholly-owned subadvisers, will be, or has been, approved by a majority of the Portfolio’s outstanding voting securities as defined in the 1940 Act, which in the case of a master fund will include voting instructions provided by shareholders of the feeder funds investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act (or, in the case of an insurance-related Portfolio, pursuant to the voting instructions provided by contract owners with assets allocated to any registered separate account for which the Portfolio serves as a funding medium), or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering the Portfolio’s shares to the public.
2. The prospectus for each Portfolio, and in the case of a master fund relying on the requested relief, the prospectus for each feeder fund investing in such master fund, will disclose the existence, substance and effect of any order granted pursuant to the application. Each Portfolio (and any such feeder fund) will hold itself out to the public as employing the Multi-Manager Structure described in the application. Each prospectus will prominently disclose that the Investment Manager has the ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.
3. The Investment Manager will provide general management services to a Portfolio, including overall supervisory responsibility for the general management and investment of the Portfolio’s assets. Subject to review and approval of the Board, the Investment Manager will (a) set a Portfolio’s overall investment strategies, (b) evaluate, select, and recommend subadvisers to manage all or a portion of a Portfolio’s assets, and (c) implement procedures reasonably designed to ensure that subadvisers comply with a Portfolio’s investment objective, policies and restrictions. Subject to review by the Board, the Investment Manager will (a) when appropriate, allocate and reallocate a Portfolio’s assets among subadvisers; and (b) monitor and evaluate the performance of subadvisers.
4. A Portfolio will not make any ineligible subadviser changes without the approval of the shareholders of the applicable Portfolio, which in the case of a master fund will include voting instructions provided by shareholders of the feeder fund investing in such master fund or other voting arrangements that comply with section 12(d)(1)(E)(iii)(aa) of the 1940 Act.
5. A Portfolio will inform shareholders, and if the Portfolio is a master fund, shareholders of any feeder funds, of the hiring of a new subadviser within 90 days after the hiring of the new subadviser pursuant to the Modified Notice and Access Procedures.
6. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

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7. Independent legal counsel, as defined in rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees.
8. The Investment Manager will provide the Board, no less frequently than quarterly, information about the profitability of the Investment Manager on a per Portfolio basis. The information will reflect the impact on profitability of the hiring or termination of any subadviser during the applicable quarter.
9. Whenever a subadviser is hired or terminated, the Investment Manager will provide the Board with information showing the expected impact on the profitability of the Investment Manager.
10. Whenever a subadviser change is proposed for a Portfolio with an affiliated subadviser or a wholly-owned subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Portfolio and its shareholders, and if the Portfolio is a master fund, the best interests of any applicable feeder funds and their respective shareholders, and does not involve a conflict of interest from which the Investment Manager or the affiliated subadviser or wholly-owned subadviser derives an inappropriate advantage.
11. No Board member or officer of a Prudential investment company, a Portfolio, or a feeder fund that invests in a Portfolio that is a master fund, or director, manager or officer of the Investment Manager, will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a subadviser except for (a) ownership of interests in the Investment Manager or any entity, other than a wholly-owned subadviser, that controls, is controlled by, or is under common control with the Investment Manager, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a subadviser or an entity that controls, is controlled by, or is under common control with, a subadviser.
12. Each Portfolio and any feeder fund that invests in a Portfolio that is a master fund will disclose an aggregate fee disclosure in its registration statement.
13. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the application, the requested order will expire on the effective date of that rule.
14. Any new subadvisory agreement or any amendment to a Portfolio’s existing Investment Management Agreement or subadvisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Portfolio will be submitted to the Portfolio’s shareholders for approval.
Potential Conflicts. Under the manager-of-managers structure, the Investment Manager recommends the hiring and firing of subadvisers, determines the allocation of Portfolio assets among subadvisers for Portfolios with more than one subadviser, and reports to the Board regarding subadviser performance. The Investment Manager also directly manages the assets for certain Portfolio sleeves or segments.
The Investment Manager may face potential conflicts inherent in serving as a manager-of-managers including, but not limited to: (i) an incentive to recommend that a Portfolio retain an affiliated subadviser; (ii) an incentive to recommend that a Portfolio retain a subadviser because the subadviser may provide distribution support or other services that benefit the Investment Manager or its affiliates or because of other relationships between the subadviser or its affiliates and the Investment Manager or its affiliates; (iii) an incentive to recommend that the Investment Manager provide direct management of assets for certain sleeves or segments; and (iv) an incentive to allocate assets among subadvisers of a single Portfolio based on profitability or other benefit to the Investment Manager or their affiliates.
To mitigate potential conflicts presented by these issues, the Investment Manager utilizes the services of SIRG, a unit of PGIM Investments, which provides investment manager oversight, analysis and recommendations. SIRG provides its input to both the Investment Manager and the Board. SIRG representatives meet with the Board in connection with its quarterly meetings and any special meetings at which subadviser recommendations are made, and the Board makes the decision as to the retention of any subadviser. For recommendations involving a new subadviser or a replacement subadviser for a single asset class Portfolio or sleeve, SIRG conducts a search of qualified subadvisers and provides a recommendation. SIRG reviews with the Board the search process, finalists and the reasons for the recommendation. SIRG’s investment analysis process is applied in the same manner to both affiliated and unaffiliated subadvisers. The Board makes the final decision with respect to the retention of a new or replacement subadviser. For some Portfolios, the Investment Manager makes a recommendation for a subadviser based on the design of a Portfolio, such as a Portfolio designed in consultation with a specific subadviser. In those cases, SIRG reviews the proposed subadviser and reports to the Board regarding its assessment of the subadviser.

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To the extent a subadviser’s affiliation or other business relationship with Prudential is a factor in any subadviser recommendation, the Investment Manager discusses the relevant factors with the Board, which makes the final decision on any new or replacement subadviser. SIRG personnel are not involved in subadvisory fee negotiations.
Management Fees. The tables below set forth the applicable contractual management fee rate and the management fees received by the Investment Manager from the Trust for each Portfolio for the indicated fiscal years.
Management Fee Rates
Portfolio	Fee Rate
PSF Global Portfolio	0.75% of average daily net assets
PSF Mid-Cap Growth Portfolio	0.60% of average daily net assets
PSF Natural Resources Portfolio	0.45% of average daily net assets
PSF PGIM 50/50 Balanced Portfolio	0.55% of average daily net assets
PSF PGIM Flexible Managed Portfolio	0.60% of average daily net assets
PSF PGIM Government Income Portfolio	0.40% of average daily net assets
PSF PGIM Government Money Market Portfolio	0.30% of average daily net assets
PSF PGIM High Yield Bond Portfolio	0.55% of average daily net assets
PSF PGIM Jennison Blend Portfolio	0.45% of average daily net assets
PSF PGIM Jennison Growth Portfolio	0.60% of average daily net assets
PSF PGIM Jennison Value Portfolio	0.40% of average daily net assets
PSF PGIM Total Return Bond Portfolio	0.40% of average daily net assets
PSF Small-Cap Stock Index Portfolio	0.35% of average daily net assets
PSF Stock Index Portfolio	0.30% of average daily net assets up to $4 billion; 0.25% of average daily net assets over $4 billion

Management Fees Paid by the Trust
Portfolio	2023	2022	2021
PSF Global Portfolio	$7,550,924	$8,927,003	$10,507,948
PSF Mid-Cap Growth Portfolio	$2,016,340	$1,981,624	$2,448,239
PSF Natural Resources Portfolio	$2,310,696	$2,276,057	$1,904,086
PSF PGIM 50/50 Balanced Portfolio	$13,302,228	$13,850,406	$15,404,639
PSF PGIM Flexible Managed Portfolio	$25,877,687	$26,029,490	$28,599,867
PSF PGIM Government Income Portfolio	$684,934	$793,826	$926,396
PSF PGIM Government Money Market Portfolio	$3,269,661	$2,248,164	$309,310
PSF PGIM High Yield Bond Portfolio	$2,540,856	$2,636,022	$2,914,899
PSF PGIM Jennison Blend Portfolio	$22,579,464	$22,712,835	$27,389,058
PSF PGIM Jennison Growth Portfolio	$16,079,351	$15,589,309	$21,132,272
PSF PGIM Jennison Value Portfolio	$5,851,877	$5,962,257	$6,216,657
PSF PGIM Total Return Bond Portfolio	$5,158,075	$4,649,183	$5,173,336
PSF Small-Cap Stock Index Portfolio	$3,458,958	$3,073,687	$3,512,565
PSF Stock Index Portfolio	$18,552,661	$17,684,332	$18,080,511
FEE WAIVERS/SUBSIDIES. PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and expense subsidies will increase the Trust's total return. These voluntary waivers may be terminated at any time without notice. To the extent that PGIM Investments agrees to waive its fee or subsidize the Trust's expenses, it may enter into a relationship agreement with the subadviser to share the economic impact of the fee waiver or expense subsidy.
PGIM Investments has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Trust, as set forth in the table below. These expense limitations do not include the administration fee applicable to Class II shares or the Rule 12b-1 fee applicable to Class II and Class III shares. Voluntary expense limitations may be discontinued or otherwise modified at any time. PGIM Investments has also contractually agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of

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the Trust, as set forth in the table below. These expense limitations do not include the administration fee applicable to Class II shares or the Rule 12b-1 fee applicable to Class II and Class III shares. Contractual expense limitations may not be terminated or modified prior to their contractual expiration date, without the prior approval of the Trust’s Board of Trustees, but may be discontinued or modified thereafter.
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Global Portfolio
The Manager has contractually agreed to waive 0.0345% of its management fee through June 30, 2024. In addition, the Manager has contractually agreed to waive 0.012% of its management fee through June 30, 2024. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board.

PSF Mid-Cap Growth Portfolio	The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2024. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.
PSF Natural Resources Portfolio	The Manager has contractually agreed to waive 0.008% of its management fee through June 30, 2024. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board.
PSF PGIM Flexible Managed Portfolio
The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales)
do not exceed 0.61% of the Portfolio's average daily net assets through June 30, 2024. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

PSF PGIM Government Money Market Portfolio
In order to support the income yield, PGIM Investments has voluntarily agreed to limit the management fees of the Portfolio such that the 1-day annualized yield of the Portfolio (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PGIM Investments at any time without notice.

PSF PGIM High Yield Bond Portfolio
The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales)
do not exceed 0.57% of the Portfolio's average daily net assets through June 30, 2024. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

SUBADVISERS. The Investment Manager has entered into subadvisory agreements with each of the subadvisers named in the table appearing below. The subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of each Portfolio. In connection therewith, each subadviser is obligated to keep certain books and records of the Trust. Under each subadvisory agreement, each subadviser, subject to the supervision of the Investment Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Investment Manager continues to have the ultimate responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadvisers' performance of such services.
Pursuant to each subadvisory agreement, the Investment Manager pays each subadviser a fee. The tables below set forth the current fee rates and fees paid by the Investment Manager to each subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.
As discussed in the Prospectus, the Investment Manager employs each subadviser under a “manager of managers” structure that allows the Investment Manager to replace the subadvisers or amend a subadvisory agreement without seeking shareholder approval. The Investment Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Investment Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Investment Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Investment Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio's assets, and the Investment Manager can change the allocations without Board or

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shareholder approval. The Investment Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Trust's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
PSF Global Portfolio	William Blair Investment Management, LLC (William Blair)	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets
	LSV Asset Management (LSV)
Under $1.25 billion
0.450% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.400% of average daily net assets over $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.350% of average daily net assets over $750 million
Over $1.25 billion
0.350% on all assets

	Massachusetts Financial Services Company (MFS)	0.30% on first $500 million; 0.285% on next $500 million; 0.27% on next $500 million; 0.19% over $1.5 billion
	T. Rowe Price Associates, Inc. (T. Rowe Price)
Portfolio daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million
When Portfolio average daily net assets exceed $100 million:
0.375% of average daily net assets
When Portfolio average daily net assets exceed $200 million:
0.325% of average daily net assets
When Portfolio average daily net assets exceed $500 million:
0.30% on all assets up to $500 million;
0.275% of average daily net assets over $500 million
When Portfolio average daily net assets exceed $1 billion:
0.275% of average daily net assets
When Portfolio average daily net assets exceed $1.5 billion:
0.25% of average daily net assets
When Portfolio average daily net assets exceed $2 billion:
0.245% of average daily net assets
When Portfolio average daily net assets exceed $3 billion:
0.24% of average daily net assets
When Portfolio average daily net assets exceed $4 billion:
0.23% of average daily net assets
When Portfolio average daily net assets exceed $5.5 billion:
0.225% of average daily net assets
When Portfolio average daily net assets exceed $7.5 billion:
0.22% of average daily net assets

	PGIM Quantitative Solutions (1)	0.025%
	PGIM Fixed Income*(1)	0.025%
	Jennison(1)	0.025%
PSF Mid-Cap Growth Portfolio	J.P. Morgan Investment Management, Inc. (J.P. Morgan)	0.40% of average daily net assets to $100 million; 0.35% of average daily net assets over $100 million
PSF Natural Resources Portfolio	T. Rowe Price
0.55% of average daily net assets to $50 million;
When Portfolio average daily net assets exceed $50 million:
0.50% of average daily net assets to $500 million;
When Portfolio average daily net assets exceed $500 million:
0.425% of average daily net assets up to $500 million;
0.375% of average daily net assets above $500 million to $1 billion;
When Portfolio average daily net assets exceed $1 billion:
0.375% of average daily net assets

PSF PGIM 50/50 Balanced Portfolio	PGIM Fixed Income*, PGIM Limited	0.24% of average daily net assets managed by PGIM Fixed Income (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PGIM Fixed Income (Money Market Assets Only)

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee*
	PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions)	0.315%
PSF PGIM Flexible Managed Portfolio	PGIM Fixed Income*, PGIM Limited	0.24% of average daily net assets managed by PGIM Fixed Income (Core Fixed-Income/Futures Assets Only) 0.15% of average daily net assets managed by PGIM Fixed Income (Money Market Assets Only)
	PGIM Quantitative Solutions	0.34%
PSF PGIM Government Income Portfolio	PGIM Fixed Income*	0.20%
PSF PGIM Government Money Market Portfolio	PGIM Fixed Income*	0.06% to $500 million in assets; 0.05% above $500 million to $1 billion in assets; 0.03% above $1 billion to $2.5 billion in assets; 0.02% over $2.5 billion in assets
PSF PGIM High Yield Bond Portfolio	PGIM Fixed Income*, PGIM Limited	0.25%
PSF PGIM Jennison Blend Portfolio	Jennison Associates LLC (Jennison)	0.225% to $1.2 billion in assets; 0.19% over $1.2 billion in assets
PSF PGIM Jennison Growth Portfolio	Jennison
0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
0.20% for above $1 billion in assets

PSF PGIM Jennison Value Portfolio	Jennison	0.20%
PSF PGIM Total Return Bond Portfolio	PGIM Fixed Income*, PGIM Limited	0.20%
PSF Small-Cap Stock Index Portfolio	PGIM Quantitative Solutions	0.26%
PSF Stock Index Portfolio	PGIM Quantitative Solutions	0.175%
* PGIM Fixed Income is a business unit of PGIM, Inc.
(1) Currently, only PGIM Quantitative Solutions is providing Additional Services for the Portfolio. In the event that Jennison and/or PGIM Fixed Income provide Additional Services along with or instead of PGIM Quantitative Solutions, each subadviser would receive 0.025% of the average daily net assets allocated to each subadviser, respectively.
Aggregation Notes to Subadviser Fee Rate Table:
* For purposes of calculating the fee payable to certain subadvisers, the assets managed by the subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below:
J.P. Morgan: Assets managed by J.P. Morgan in the PSF Mid-Cap Growth Portfolio will be aggregated with assets managed by J.P. Morgan in the AST Mid-Cap Growth Portfolio for the purpose of calculating the subadvisory fee.
LSV: The assets managed by LSV in the PSF Global Portfolio will be aggregated with the assets managed by LSV in: (i) the AST International Equity Portfolio of Advanced Series Trust; (ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; and (iii) any other portfolio subadvised by LSV on behalf of ASTIS and/or PGIM Investments pursuant to substantially the same investment strategy.
Massachusetts Financial Services Company (MFS): For purposes of calculating the advisory fee payable to MFS, the assets managed by MFS in the (i) AST Large-Cap Growth Portfolio and (ii) PSF Global Portfolio will be aggregated.
PGIM Fixed Income: The assets of the PSF PGIM Government Money Market Portfolio will be combined with the assets of the Advanced Series Trust AST Government Money Market Portfolio.
T. Rowe Price: For purposes of calculating the subadvisory fee payable to T. Rowe Price, the large cap value strategy assets managed by T. Rowe Price will be aggregated with the large cap value strategy assets managed by T. Rowe Price for all other Prudential entities.
For purposes of calculating the subadvisory fee payable to T. Rowe Price, assets of the PSF Natural Resources Portfolio will be aggregated with assets of the AST T. Rowe Price Natural Resources for purposes of calculating the effective subadvisory fee rate.
Fee Waiver Notes to Subadviser Fee Rate Table:
T. Rowe Price:
—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio
—Advanced Series Trust AST Large-Cap Growth Portfolio (T. Rowe Price Sleeve)
—Advanced Series Trust AST Large-Cap Value Portfolio (T. Rowe Price Sleeve)
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—PSF Natural Resources Portfolio
—PSF Global Portfolio (T. Rowe Price Sleeve)
T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price):

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Combined Average Daily Net Assets up to $20 billion:
—2.5% fee reduction on combined assets up to $1 billion
—5.0% fee reduction on combined assets on the next $1.5 billion
—7.5% fee reduction on combined assets on the next $2.5 billion
—10.0% fee reduction on combined assets on the next $5.0 billion
—12.5% fee reduction on combined assets above $10.0 billion
Combined Average Daily Net Assets above $20 billion:
—12.5% fee reduction on combined assets up to $20 billion
—15.0% fee reduction on combined assets on the next $10 billion
Combined Average Daily Net Assets above $30 billion:
—15.0% fee reduction on all assets
PGIM Quantitative Solutions: With respect to the PSF Stock Index Portfolio: PGIM Quantitative Solutions has voluntarily agreed to reduce its subadvisory fee rate by 0.025%.
In addition, the Investment Manager will pay PGIM Quantitative Solutions a fee for providing additional advisory services to the PSF Global Portfolio, including but not limited to asset allocation advice (Additional Services).
MFS: MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS:
-AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS)
-AST Balanced Asset Allocation Portfolio (sleeve managed by MFS)
-AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS)
-AST International Equity Portfolio (sleeve managed by MFS)
-AST Large-Cap Core Portfolio (sleeve managed by MFS)
-AST Large-Cap Growth Portfolio (sleeve managed by MFS)
-AST Large-Cap Value Portfolio (sleeve managed by MFS)
-AST MFS Global Equity Portfolio
-AST Mid-Cap Growth Portfolio (sleeve managed by MFS)
-AST Mid-Cap Value Portfolio (sleeve managed by MFS)
-AST Preservation Asset Allocation Portfolio (sleeve managed by MFS)
-AST Small-Cap Growth Portfolio (sleeve managed by MFS)
-PSF Global Portfolio (sleeve managed by MFS)
MFS has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the sleeve thereof subadvised by MFS):
—Combined assets up to $5 billion: No fee reduction.
—Combined assets between $5 billion and $7.5 billion: 5% fee reduction.
—Combined assets between $7.5 billion and $10 billion: 7.5% fee reduction.
—Combined assets between $10 billion and $20 billion: 10% fee reduction.
—Combined assets between $20 billion and $30 billion: 15% fee reduction.
—Combined assets over $30 billion: 20% fee reduction.
Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2023	2022	2021
PSF Global Portfolio	William Blair	$450,867	$498,543	$592,502
	LSV	$710,118	$812,305	$902,689
	T. Rowe Price	$838,958	$986,854	$985,565
	PGIM Quantitative Solutions	$268,334	$315,823	$368,080
	Massachusetts Financial Services Company	$969,253	$705,687	N/A
PSF Mid-Cap Growth Portfolio	J.P. Morgan	$1,231,239	$1,227,486	$1,508,943
PSF Natural Resources Portfolio	T. Rowe Price	$1,882,494	$977,171	N/A
PSF PGIM 50/50 Balanced Portfolio	PGIM Fixed Income*, PGIM Limited	$2,597,934	$2,561,832	$2,709,974
	PGIM Quantitative Solutions	$3,995,384	$4,248,908	$5,001,397
PSF PGIM Flexible Managed Portfolio	PGIM Fixed Income*, PGIM Limited	$3,896,626	$3,550,988	$3,629,024
	PGIM Quantitative Solutions	$9,127,227	$9,334,581	$10,865,237
PSF PGIM Government Income Portfolio	PGIM Fixed Income*	$342,467	$396,908	$463,198
PSF PGIM Government Money Market Portfolio	PGIM Fixed Income*	$463,125	$398,588	$382,968
PSF PGIM High Yield Bond Portfolio	PGIM Fixed Income*, PGIM Limited	$1,242,357	$1,273,763	$1,378,397
PSF PGIM Jennison Blend Portfolio	Jennison	$9,953,551	$10,009,817	$11,984,269
PSF PGIM Jennison Growth Portfolio	Jennison	$5,829,784	$5,666,414	$7,514,091
PSF PGIM Jennison Value Portfolio	Jennison	$2,925,939	$2,981,110	$3,108,328
PSF PGIM Total Return Bond Portfolio	PGIM Fixed Income*, PGIM Limited	$2,579,037	$2,324,573	$2,586,668
PSF Small-Cap Stock Index Portfolio	PGIM Quantitative Solutions	$2,569,512	$2,283,284	$2,609,334

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Subadvisory Fees Paid by PGIM Investments
Portfolio	Subadviser	2023	2022	2021
PSF Stock Index Portfolio	PGIM Quantitative Solutions	$9,931,597	$9,410,541	$9,648,307
* PGIM Fixed Income is a business unit of PGIM, Inc.
PORTFOLIO MANAGERS: OTHER ACCOUNTS
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers (the Portfolio Managers) are primarily responsible for day-to-day portfolio management as of the Trust's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Trust beneficially owned by the Portfolio Managers as of the Trust's most recently completed fiscal year.
PSF Global Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Brian Ahrens	0/$0	0/$0	8/$63,460,384,338.11	None
	Andrei O. Marinich, CFA	0/$0	0/$0	8/$63,460,384,338.11	None
	Todd L. Kerin	0/$0	0/$0	8/$47,941,525,974.17	None
	Saleem Z. Banatwala	0/$0	0/$0	2/$9,427,137,546.25	None
LSV	Menno Vermeulen, CFA	33/$15,072,157,440	65/$23,307,101,331 6/$1,863,697,254**	302/$57,462,072,563 62/$14,373,869,890	None
	Josef Lakonishok, PhD	33/$15,072,157,440	65/$23,307,101,331 6/$1,863,697,254**	302/$57,462,072,563 62/$14,373,869,890	None
	Puneet Mansharamani, CFA	33/$15,072,157,440	65/$23,307,101,331 6/$1,863,697,254**	302/$57,462,072,563 62/$14,373,869,890	None
	Greg Sleight	33/$15,072,157,440	65/$23,307,101,331 6/$1,863,697,254**	302/$57,462,072,563 62/$14,373,869,890	None
	Guy Lakonishok, CFA	33/$15,072,157,440	65/$23,307,101,331 6/$1,863,697,254**	302/$57,462,072,563 62/$14,373,869,890	None
MFS	Eric B. Fischman, CFA	9/$59,665,882,142	7/$4,345,448,249	27/$9,574,651,940	None
	Bradford Mak	4/$44,593,851,482	4/$3,107,413,643	16/$7,926,761,564	None
T. Rowe Price	Gabriel Solomon	5/$8,359,907,804	18/$5,636,414,678	7/$2,221,950,818	None
	John D. Linehan, CFA	16/$35,175,126,615	33/$22,577,309,552	11/$2,396,761,353	None
William Blair	Alaina Anderson	3/$2,918,485,921	12/$2,926,780,958	26/$4,286,134,834	None
	Simon Fennell	7/$6,175,708,021	16/$4,695,057,311	48/$11,212,672,784	None
	Kenneth J. McAtamney	10/$6,751,713,104	32/$7,720,921,920	53/$13,033,663,513	None
PGIM Quantitative Solutions*	Marcus Perl	30/$37,216,549,605	1/$77,845,173	0/$0	None
	Marco Aiolfi, PhD	32/$36,326,381,938	1/$45,121,526	1/$241,351,947	None
	George N. Patterson, PhD, CFA, CFP	85/$73,117,036,551	19/$3,743,255,504	65/$15,483,089,101 8/$1,910,905,490	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PGIM Quantitative Solutions LLC Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions LLC Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
** These accounts are Limited Partnerships to which LSV acts as General Partner and are an aggregation of underlying investors who have negotiated a performance fee.
PSF Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
J.P. Morgan	Felise L. Agranoff	13/$39,060,390	6/$11,652,834	9/$1,245,611	None

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PSF Mid-Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
	Daniel Bloomgarden	2/$14,309,649	1/$118,947	0/$0	None

PSF Natural Resources Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
T. Rowe Price	Shinwoo Kim	2/$2,816,363,307	3/$171,817,233	1/$102,321	None

PSF PGIM 50/50 Balanced Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Fixed Income*, PGIM Limited	Richard Piccirillo	52/$95,315,864,295	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Gregory Peters	51/$95,244,865,814	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Matthew Angelucci, CFA	52/$93,760,576,755	27/$28,943,180,662 5/$1,758,746,666	149/$78,910,307,015 10/$8,353,788,148	None
	Tyler Thorn	41/$87,727,469,566	18/$26,490,122,265 1/$59,215,571	105/ $56,544,772,339 2/$487,088,247	None
PGIM Quantitative Solutions**	Marco Aiolfi, PhD	31/$36,166,637,531	1/$45,121,526	1/$241,351,947	None
	George N. Patterson, PhD, CFA, CFP	82/$71,669,075,477	19/$3,743,255,504	65/$15,483,089,101 8/$1,910,905,490	None
	Rory Cummings, CFA	22/$35,695,637,640	0/$0	10/$658,575,792	None
	Stacie Mintz, CFA	44/$34,141,270,388	17/$3,620,288,805	42/$12,617,482,167 8/$1,910,905,490	None
* PGIM Fixed Income is a business unit of PGIM, Inc.
** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PGIM Quantitative Solutions Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PSF PGIM Flexible Managed Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income*, PGIM Limited	Richard Piccirillo	52/$94,708,748,478	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Gregory Peters	51/$94,637,749,997	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Matthew Angelucci, CFA	52/$93,153,460,937	27/$28,943,180,662 5/$1,758,746,666	149/$78,910,307,015 10/$8,353,788,148	None
	Tyler Thorn	41/$87,120,353,748	18/$26,490,122,265 1/$59,215,571	105/$56,544,772,339 2/$487,088,247	None
PGIM Quantitative Solutions**	Marco Aiolfi, PhD	31/$35,591,901,457	1/$45,121,526	1/$241,351,947	None
	George N. Patterson, PhD, CFA, CFP	82/$69,547,316,754	19/$3,743,255,504	65/$15,483,089,101 8/$1,910,905,490	None
	Rory Cummings, CFA	22/$35,120,901,566	0/$0	10/$658,575,792	None
	Stacie Mintz, CFA	44/$32,594,247,740	17/$3,620,288,805	42/$12,617,482,167 8/$1,910,905,490	None
*PGIM Fixed Income, is a business unit of PGIM, Inc.
** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PGIM Quantitative Solutions LLC Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions LLC Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

 26

PSF PGIM Government Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income*	Robert Tipp, CFA	47/$88,806,072,010	25/$37,419,240,245	110/$56,312,098,901 7/$3,406,285,221	None
	Craig Dewling	46/$89,670,662,250	20/$27,705,151,881 3/$1,144,830,253	155/$217,056,528,433 3/$749,389,812	None
	Mick Meyler	48/$18,297,419,503	22/$6,920,114,539 4/$1,204,045,823	134/$13,249,994,932 8/$1,184,445,682	None
	Scott Donnelly, CFA	47/$18,479,600,009	19/$6,902,409,032 4/$1,208,787,078	116/$12,431,193,528 3/$297,799,638	None
	Gary Wu, CFA	34/$8,014,445,629	20/$6,966,365,857 2/$1,142,122,218	116/$12,431,193,528 4/$300,507,673	None
* PGIM Fixed Income, is a business unit of PGIM, Inc
PSF PGIM High Yield Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Fixed Income*, PGIM Limited	Robert Cignarella, CFA	12/$27,511,600,244	8/$6,409,910,098 5/$1,331,947,303	39/$13,716,496,925 4/$1,018,137,222	None
	Robert Spano, CFA, CPA	11/$25,413,719,549	8/$6,409,910,098 5/$1,331,947,303	39/$13,716,496,925 4/$1,018,137,222	None
	Ryan Kelly, CFA	12/$27,511,600,244	8/$6,409,910,098 5/$1,331,947,303	39/$13,716,496,925 4/$1,018,137,222	None
	Brian Clapp, CFA	11/$25,413,719,549	8/$6,409,910,098 5/$1,331,947,303	39/$13,716,496,925 4/$1,018,137,222	None
	Michael Gormally	11/$25,413,719,549	8/$6,409,910,098 5/$1,331,947,303	39/$13,716,496,925 4/$1,018,137,222	None
	Brian Lalli	12/$25,583,894,482	8/$6,582,375,233 4/$253,208,079	41/$14,835,811,678 4/$880,670,860	None
*PGIM Fixed Income is a business unit of PGIM, Inc.
PSF PGIM Jennison Blend Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities*
Jennison Associates LLC	Jason T. McManus	15/$3,015,535,906	4/$773,998,892	4/$520,798,067	None
	Adam L. Freidman	6/$1,320,679,970	0/$0	1/$449,625,286	None
	Brian A. Porpora	6/$1,320,679,970	0/$0	1/$449,625,286	None
* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
PSF PGIM Jennison Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Michael A. Del Balso	7/$14,422,880,840	6/$4,451,709,944	3/$472,750,181	None
	Kathleen A. McCarragher	17/$58,941,613,903 1/$11,760,136,840	10/$15,184,295,009	11/$1,732,482,108	None
	Blair A. Boyer	17/$58,941,613,903 1/$11,760,136,840	10/$14,957,412,493	32/$10,047,464,075	None
	Natasha Kuhlkin, CFA	16/$47,181,477,064	12/$15,133,308,022	24/$2,550,505,297	None
* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
PSF PGIM Jennison Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
Jennison	Warren N. Koontz, Jr., CFA	9/$2,164,873,135	1/$214,281,153	1/$6,220,024	None

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PSF PGIM Jennison Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*	Ownership of Portfolio Securities
	Joseph C. Esposito, CFA	9/$1,421,646,468	1/$214,281,153	1/$6,220,024	None
* Other Accounts excludes the assets and number of accounts in that are managed using model portfolios.
PSF PGIM Total Return Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Fixed Income*, PGIM Limited	Robert Tipp, CFA	47/$87,567,322,539	25/$37,419,240,245	110/$56,312,098,901 7/$3,406,285,221	None
	Richard Piccirillo	52/$94,923,072,069	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Gregory Peters	51/$94,852,073,588	26/$37,917,750,285 1/$59,215,571	140/$73,112,408,179 7/$3,406,285,221	None
	Matthew Angelucci, CFA	52/$93,367,784,528	27/$28,943,180,662 5/$1,758,746,666	149/$78,910,307,015 10/$8,353,788,148	None
	Tyler Thorn	41/$87,334,677,340	18/$26,490,122,265 1/$59,215,571	105/$56,544,772,339 2/$487,088,247	None
*PGIM Fixed Income is a business unit of PGIM, Inc.
PSF Small-Cap Stock Index Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Quantitative Solutions*	George N. Patterson, PhD, CFA, CFP	85/$72,978,653,318	19/$3,743,255,504	65/$15,483,089,101 8/$1,910,905,490	None
	Edward J. Lithgow, CFA	27/$27,611,589,145	9/$2,976,011,266	33/$10,733,861,155 4/$555,007,536	None
	Stacie Mintz, CFA	45/$34,212,126,773	17/$3,620,288,805	42/$12,617,482,167 8/$1,910,905,490	None
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PGIM Quantitative Solutions Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “PGIM Quantitative Solutions Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
PSF Stock Index Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities
PGIM Quantitative Solutions*	George N. Patterson, PhD, CFA, CFP	85/$66,824,506,488	19/$3,743,255,504	65/$15,483,089,101 8/$1,910,905,490	None
	Edward J. Lithgow, CFA	27/$21,457,442,315	9/$2,976,011,266	33/$10,733,861,155 4/$555,007,536	None
	Stacie Mintz, CFA	45/$28,057,979,943	17/$3,620,288,805	42/$12,617,482,167 8/$1,910,905,490	None
Notes to Portfolio Manager Other Account Tables:
Jennison
*Other Accounts excludes the assets and number of accounts that are managed using model portfolios.
PGIM Quantitative Solutions
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
“PGIM Quantitative Solutions Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “ PGIM Quantitative Solutions Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.
PGIM Fixed Income
“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds, non-US mutual funds, and collateralized debt obligation vehicles. For PGIM Fixed Income, “Other Accounts” includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts.
—Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

 28

PORTFOLIO MANAGERS: COMPENSATION & CONFLICTS POLICIES
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST. Set forth below, for each portfolio manager, is an explanation of the structure of and method(s) used by each subadviser to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of a Portfolio's investments and investments in other accounts.
Jennison Associates LLC (Jennison)
COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional's compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value).  Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
■
Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. We also permit securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other

29

strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.
■
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
■
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
■
Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and new issues, the allocation of transactions across multiple accounts.
■
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
■
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■
Jennison has adopted a code of ethics and policies relating to personal trading.
■
Jennison has adopted a conflicts of interest policy and procedures.
■
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

 30

J.P. Morgan Investment Management Inc. (J.P. Morgan)
POTENTIAL CONFLICTS.
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by a Fund, JPMIM could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMorgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMorgan or Other Accounts
JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients. JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an

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incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, JP Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures that seek to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMorgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMorgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.
PORTFOLIO MANAGER COMPENSATION. JPMIM’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation,

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depending on an employee’s pay level.
The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:
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Investment performance, generally weighted more to the long-term, with specific consideration for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;
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The scale and complexity of their investment responsibilities;
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Individual contribution relative to the client’s risk and return objectives;
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Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and
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Adherence with JPMorgan’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMorgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed in investment decision- making.
In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMorgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.
For Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.).
In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with JPMorgan’s risk appetite and to discourage future imprudent behavior, we have policies and procedures that enable us to take prompt and proportionate actions with respect to accountable individuals, including:
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• Reducing or altogether eliminating annual incentive compensation;
• Canceling unvested awards (in full or in part);
• Clawback/recovery of previously paid compensation (cash and / or equity);
• Demotion, negative performance rating or other appropriate employment actions; and
• Termination of employment.
The precise actions we take with respect to accountable individuals are based on circumstances including the nature of their involvement, the magnitude of the event and the impact on JPMorgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, JPMorgan uses the following indices as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:
Name of Fund	Benchmark
PSF Mid-Cap Growth Portfolio	Russell Midcap Growth Index
LSV Asset Management (LSV)
PORTFOLIO MANAGER COMPENSATION. The Portfolio Managers’ compensation consists of a salary and discretionary bonus. Each of the Portfolio Managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.
POTENTIAL CONFLICTS. The same team of Portfolio Managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on

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whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and the allocation of partially-filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.
LSV provides model portfolios to a number of clients, (each a “Model Adviser” and collectively the “Model Advisers”). These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV’s other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The Portfolio Management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV’s accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV’s quantitative investment model. LSV’s policies require that the Chief Compliance Officer be made aware of any changes to this process. On a quarterly basis, the Forensic Testing Committee reviews a report which shows the timing of the submission of the model portfolios with respect to the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the timing of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.
LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV’s clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person’s financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. These entities are subject to the same vendor management policies and procedures that apply to all third party vendors, which are designed to manage any such conflict, including an annual review by persons at LSV that do not have such a conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV’s employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider’s competitors and that the provider’s services have comparable (or in some cases, more desirable) terms and conditions.
Massachusetts Financial Services Company (MFS)
COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2023, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

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The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each Portfolio/strategy and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2023, the following benchmarks were used to measure the following portfolio managers' performance for the following Portfolio and/or MFS Portfolios managed in a substantially similar strategy to the portion of the Portfolio managed by the portfolio manager:
PSF Global Portfolio
Portfolio Manager: Eric B. Fischman, CFA
Benchmark: Russell 1000® Growth Index
Portfolio Manager: Bradford Mak
Benchmark: Russell 1000® Growth Index
Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest). MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

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When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
PGIM, Inc. (PGIM)
COMPENSATION. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM, Inc. is primarily based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. PGIM Fixed Income is allocated an overall incentive pool based on the investment and financial performance of the business. Incentive compensation for investment professionals, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, risk parameters, and its compliance risk management and other policies, as well as market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.
The PGIM Fixed Income unit within PGIM Limited (“PGIM Fixed Income (U.K.)”) has adopted a remuneration policy in relation to activities conducted through the entities authorized and regulated by the FCA in the United Kingdom. The remuneration policy is intended to be compliant with the United Kingdom’s Investment Firms Prudential Regime (“IFPR”) and governs the remuneration of PGIM Fixed Income (U.K.) staff and “material risk takers” of PGIM Fixed Income (U.K.) including those that are based outside the United Kingdom.
An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:
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business initiatives;
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the number of investment professionals receiving a bonus and related peer group compensation;
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financial metrics of the business relative to those of appropriate peer groups; and
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investment performance of portfolios: relative to appropriate peer groups; and/or as measured against relevant investment indices.
Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. The long-term incentive plan is intended to align compensation with investment performance. The targeted long-term incentive plan is intended to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of the particular alternative investment strategies or commingled investment vehicles they manage. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based (as applicable) on the performance of either a composite of particular alternative investment strategies or a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The head of PGIM Fixed Income also receives performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc. Each of the restricted stock, grants under the long-term incentive plans, and performance shares is subject to vesting requirements.

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CONFLICTS OF INTEREST. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. However, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:
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elimination of the conflict;
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disclosure of the conflict; or
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management of the conflict through the adoption of appropriate policies, procedures or other mitigants.
PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.
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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates have an incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
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Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income has an incentive to favor accounts of affiliates over others. Additionally, at times, PGIM Fixed Income’s affiliates provide initial funding or otherwise invest in vehicles managed by it, for example by providing “seed capital” for a fund or account. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, PGIM Fixed Income’s affiliated investment advisers from time to time allocate their asset allocation clients’ assets to PGIM Fixed Income. PGIM Fixed Income has an incentive to favor accounts used by its affiliates for their asset allocation clients to receive more assets from its affiliates.
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Larger accounts/higher fee strategies - larger accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income (or which it believes would generate more revenue in the future).
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Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. As a result, there are times when PGIM Fixed Income sells a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. Conversely, purchases for long only accounts could have a negative impact on the short positions in long/short accounts. Consequently, PGIM Fixed Income has conflicts of interest in determining the timing and direction of investments.
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Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells, or direct or recommend that a client buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Fixed Income’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. There are times when PGIM Fixed Income executes trades in securities of the same kind or class in one direction for an account and in the opposite direction for another account, or it determines not to trade securities in one or more accounts while trading for others. While such trades (or a decision not to trade) could appear inconsistent in how PGIM Fixed Income views or treats a security for one client versus another, they generally result from differences in investment strategy, portfolio composition or client direction.
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Investment at different levels of an issuer’s capital structure— There are times when PGIM Fixed Income invests client assets in the same issuer, but at different levels in the issuer’s capital structure. This could occur, for instance, when a client holds private securities or loans of an issuer and other clients hold publicly traded securities of the same issuer. In addition, there are times when PGIM Fixed Income invests client assets in a class or tranche of securities of a securitized finance vehicle (such as a collateralized loan obligation, asset-backed security or mortgage-backed security) and also, at the same or different time, invests the assets of another client (including affiliated clients) in a different class or tranche of securities of the same vehicle. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities (particularly private securitized product investments for which clients own all or a significant portion of the outstanding securities or obligations), PGIM Fixed Income has had, input regarding the characteristics and the relative rights and priorities of the various classes or tranches.
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When PGIM Fixed Income invests client assets in different levels of an issuer’s capital structure, it is permitted to take actions with respect to the assets held by one client (including affiliated clients) that are potentially adverse to other clients, for example, by foreclosing on loans or by putting an issuer into default. In negotiating the terms and conditions of any such investments, or any

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subsequent amendments or waivers, PGIM Fixed Income could find that the interests of a client and the interests of one or more other clients (including affiliated clients) could conflict. In these situations, decisions over proxy voting, corporate reorganizations, how to exit an investment, bankruptcy matters (including, for example, whether to trigger an event of default or the terms of any workout) or other actions or inactions can result in conflicts of interest. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including potential conflicts over proposed waivers and amendments to debt covenants). For example, a senior bond holder or lender might prefer a liquidation of the issuer in which it could be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders or junior bond holders. There will be times where PGIM Fixed Income refrains from taking certain actions (including participating in workouts and restructurings) or making investments on behalf of certain clients or where PGIM Fixed Income determine to sell investments for certain clients, in each case in order to mitigate conflicts of interest or legal, regulatory or other risks to PGIM Fixed Income This could potentially disadvantage the clients on whose behalf the actions are not taken, investments are not made, or investments are sold. Conversely, in other cases, PGIM Fixed Income will not refrain from taking such actions or making investments on behalf of some clients (including affiliated clients), which could potentially disadvantage other clients. Any of the foregoing (or similar) conflicts of interest will be resolved or managed on a case-by-case basis (including, where determined to be required, by escalating matters to, and seeking direction and guidance from, senior management). Any such resolution will take into consideration the interests of the relevant clients, the circumstances giving rise to the conflict and applicable laws.
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Financial interests of investment professionals - PGIM Fixed Income investment professionals from time to time invest in certain investment vehicles that it manages, including exchanged-traded funds (“ETFs”), mutual funds and (through a retirement plan) collective investment trusts. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals have financial interests in accounts managed by PGIM Fixed Income and/or that are related to the performance of certain client accounts.
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Non-discretionary/limited discretion accounts - PGIM Fixed Income provides non-discretionary and limited discretion investment advice to some clients and manages others on a fully discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa. Furthermore, a non-discretionary/limited discretion client may not be able to participate in trades if there is a delay in receiving such client’s consent. In some cases, when such a client requests additional information prior to giving its consent, PGIM Fixed Income is prohibited from sharing information because, for example, the information is non-public.
How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures reasonably designed to address the conflicts of interest with respect to its different types of side-by-side management described above.
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Each quarter, the head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each of these quarterly investment strategy review meetings, the head of PGIM Fixed Income and the strategy’s portfolio management team review and discuss the investment performance and performance attribution for client accounts managed in the strategy. These meetings generally are also attended by one or both of the co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
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In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation policy. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: number of new issues allocated in the strategy; size of new issue allocations to each portfolio in the strategy; profitability of new issue transactions; portfolio turnover; and metrics related to large and block trade activity. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.
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PGIM Fixed Income has procedures that specifically address its side-by-side management of certain long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.
Conflicts Related to PGIM Fixed Income’s Affiliations. As a business unit of PGIM, Inc., an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

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Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income invests client assets in funds that it manages or subadvises for one or more affiliates. PGIM Fixed Income also invests cash collateral from securities lending transactions in some of these funds. These investments benefit PGIM Fixed Income and/or its affiliate through increasing assets under management and/or fees.
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Conflicts Related to Referral Fees to Affiliates. From time to time, PGIM Fixed Income has arrangements where PGIM Fixed Income compensates affiliated parties for client referrals. PGIM Fixed Income also has arrangements with an affiliated entity which provide for payments to an affiliate if certain investments by others are made in certain of PGIM Fixed Income’s products or if PGIM Fixed Income establishes certain other advisory relationships. These investments benefit both PGIM Fixed Income and its affiliates through increasing assets under management and fees.
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Conflicts Related to Co-investment by Affiliates. PGIM Fixed Income affiliates provide initial funding to or otherwise invest in certain vehicles it manages. When certain of its affiliates provide “seed capital” or other capital for a fund, they generally do so with the intention of redeeming all or part of their interest at a future point in time or when they deem that sufficient additional capital has been invested in that fund.
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The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.
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In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.
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PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.
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Insurance Affiliate General Accounts. Because of the substantial size of the general accounts of PGIM Fixed Income’s affiliated insurance companies (the “Insurance Affiliates”), trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts of affiliated insurers will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.
PGIM Fixed Income believes that the conflicts related to its affiliations described above are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management, including of long only and long/short accounts.
Conflicts Related to Financial Interests and the Financial Interests of Affiliates.
Prudential Financial, the general accounts of the Insurance Affiliates, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:
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PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.
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PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
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PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
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PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Fixed Income invests in some of the same issuers for other client accounts. For example:
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Affiliated accounts have held and can in the future hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. See “Investment at different levels of an issuer’s capital structure” above for additional information regarding conflicts of interest resulting from investment at different levels of an issuer’s capital structure.
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To the extent permitted by applicable law, PGIM Fixed Income can also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
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Certain of PGIM Fixed Income’s affiliates’ directors or officers are directors or officers of issuers in which PGIM Fixed Income invests from time to time. These issuers could also be service providers to PGIM Fixed Income or its affiliates.
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In addition, PGIM Fixed Income can invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.
In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client, under the circumstances.

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Conflicts Arising Out of Legal and Regulatory Restrictions.
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At times, PGIM Fixed Income is restricted by law, regulation, executive order, contract or other constraints as to how much, if any, of a particular security it can purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial and other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial or other affiliates for client accounts.
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In certain instances, PGIM Fixed Income’s ability to buy or sell or transact for one or more client accounts will be constrained as a result of its voluntary or involuntary receipt of material, non-public information, various insider trading laws and related legal requirements. For example, PGIM Fixed Income would generally be unable to invest in, divest securities of or share investment analyses regarding companies for which it possesses material, non-public information, and such inability (which could last for an uncertain period of time until the information is no longer deemed material or non-public) can result in it being unable to buy, sell or transact for one or more client accounts or to take other actions that would otherwise be to the benefit of one or more clients.
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PGIM Fixed Income faces conflicts of interest in determining whether to accept material, non-public information. For example, PGIM Fixed Income has sought with respect to the management of investments in certain loans for clients, to retain the ability to purchase and sell other securities in the borrower’s capital structure by remaining “public” on the loan. In such cases, PGIM Fixed Income will seek to avoid receiving material, non-public information about the borrowers to which an account can or expects to lend or has lent (through assignments, participations or otherwise), which could place an account at an information disadvantage relative to other accounts and lenders. Conversely, PGIM Fixed Income has chosen to receive material, non-public information about certain borrowers for its clients that invest in bank loans, which has restricted its ability to trade in other securities of the borrowers for its clients that invest in corporate bonds.
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PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. These aggregated holdings are centrally tracked and PGIM Fixed Income or Prudential Financial can choose to restrict purchases, sell existing positions, or otherwise restrict, forgo, or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Fixed Income or Prudential Financial if such thresholds are exceeded.
Conflicts Related to Investment Consultants. Many of PGIM Fixed Income’s clients and prospective clients retain investment consultants (including discretionary investment managers and OCIO providers) to advise them on the selection and review of investment managers (including with respect to the selection of investment funds). PGIM Fixed Income has dealings with these investment consultants in their roles as discretionary managers or non-discretionary advisers to their clients. PGIM Fixed Income also has independent business relationships with investment consultants.
PGIM Fixed Income provides investment consultants with information about accounts that it manages for the consultant’s clients (and similarly, PGIM Fixed Income provides information about funds in which such clients are invested), in each case pursuant to authorization from the clients. PGIM Fixed Income also provides information regarding its investment strategies to investment consultants, who use that information in connection with searches that they conduct for their clients. PGIM Fixed Income often responds to requests for proposals in connection with those searches.
Other interactions PGIM Fixed Income has with investment consultants include the following:
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it provides advisory services to the proprietary accounts of investment consultants and/or their affiliates, and advisory services to funds offered by investment consultants and/or their affiliates;
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it invites investment consultants to events or other entertainment hosted by PGIM Fixed Income;
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it purchases software applications, market data, access to databases, technology services and other products or services from certain investment consultants; and
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it sometimes pays for the opportunity to participate in conferences organized by investment consultants.
PGIM Fixed Income will provide clients with information about its relationship with the client’s investment consultant upon request. In general, PGIM Fixed Income relies on the investment consultant to make the appropriate disclosure to its clients of any conflict that the investment consultant believes to exist due to its business relationships with PGIM Fixed Income.
A client’s relationship with an investment consultant could result in restrictions in the eligible securities or trading counterparties for the client’s account. For example, accounts of certain clients (including clients that are subject to ERISA) can be restricted from investing in securities issued by the client’s consultant or its affiliates and from trading with, or participating in transactions involving, counterparties that are affiliated with the investment consultant. In some cases, these restrictions could have a material impact on account performance.
Conflicts Related to Service Providers. PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. Some service providers provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and negotiate rates in the context of the overall relationship. PGIM Fixed Income can benefit

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from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain or maintain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.
Conflicts Related to Valuation and Fees.
When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. PGIM Fixed Income could be viewed as having an incentive to value investments at higher valuations. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In addition, unless otherwise instructed by clients , fees are calculated from custodian and/or administrator pricing and not our internal valuations.
Conflicts Related to Securities Lending and Reverse Repurchase Fees.
When PGIM Fixed Income manages a client account and also serves as securities lending agent and/or engages in reverse repurchase transactions for the account, PGIM Fixed Income is compensated for its securities lending and reverse repurchase services by receiving a portion of the proceeds generated from the securities lending and reverse repurchase activities of the account. PGIM Fixed Income could, therefore, be considered to have an incentive to invest in securities that would generate higher securities lending and reverse repurchase returns, even if these investments were not otherwise in the best interest of the client account. In addition, if PGIM Fixed Income is acting as securities lending agent and providing reverse repurchase services, PGIM Fixed Income may be incented to select the less costly alternative to increase its revenues.
Conflicts Related to Long-Term Compensation. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. For example, the performance of some client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of its investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. Further, for certain PGIM Fixed Income investment professionals, participation interests in the targeted long-term incentive plan constitute a significant percentage of their total long-term compensation. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, the head of PGIM Fixed Income reviews performance among similarly managed accounts on a quarterly basis during a series of meetings with the senior portfolio manager and team responsible for the management of each investment strategy. These quarterly investment strategy review meetings generally are also attended by one or both of our co-chief investment officers, the head of quantitative analysis and risk management or his designee and a member of the compliance group, among others.
Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees offer and sell securities of, and interests in, commingled funds that it manages or subadvises. Employees offer and sell securities in connection with their roles as registered representatives of an affiliated broker-dealer, officers of an affiliated trust company, agents of the Insurance Affiliates, approved persons of an affiliated investment adviser or other roles related to such commingled funds. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.
Conflicts Related to Employee/Investment Professional Trading. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.
Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

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PGIM Investments LLC (PGIM Investments)
PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:
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Attract and reward highly qualified employees
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Align with critical business goals and objectives
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Link to the performance results relevant to the business segment and Prudential
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Retain top performers
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Pay for results and differentiate levels of performance
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Foster behaviors and contributions that promote Prudential's success
The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.
Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.
Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.
Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest  1∕3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.
CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.
PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions)
COMPENSATION. PGIM Quantitative Solutions’ investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM Quantitative Solutions regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.
An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PGIM Quantitative Solutions’ goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions’ ultimate parent company). Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of a fund (or any other individual account managed by PGIM Quantitative Solutions) or the value of the assets of a fund (or any other individual account managed by PGIM Quantitative Solutions).

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The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PGIM Quantitative Solutions’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PGIM Quantitative Solutions’ strategies are managed, and 2) business results as measured by PGIM Quantitative Solutions’ pre-tax income.
CONFLICTS OF INTEREST. Like other investment advisers, PGIM Quantitative Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM Quantitative Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Quantitative Solutions seeks to address such conflicts through one or more of the following methods:
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Elimination of the conflict;
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Disclosure of the conflict; or
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Management of the conflict through the adoption of appropriate policies and procedures.
PGIM Quantitative Solutions follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. PGIM Quantitative Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Quantitative Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.
Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for PGIM Quantitative Solutions to favor one account over another. Examples are detailed below, followed by a discussion of how PGIM Quantitative Solutions addresses these conflicts.
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Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PGIM Quantitative Solutions manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PGIM Quantitative Solutions than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PGIM Quantitative Solutions to favor one account over another. Specifically, PGIM Quantitative Solutions could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PGIM Quantitative Solutions takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PGIM Quantitative Solutions subadvises, may differ from fees charged for single client accounts.
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Long Only/Long-Short Accounts. PGIM Quantitative Solutions manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Quantitative Solutions may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PGIM Quantitative Solutions is taking inconsistent positions with respect to a particular security in different client accounts.
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Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PGIM Quantitative Solutions manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PGIM Quantitative Solutions’ investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
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Affiliated Accounts. PGIM Quantitative Solutions manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Quantitative Solutions could have an incentive to favor accounts of affiliates over others.
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Non-Discretionary Accounts or Model Portfolios. PGIM Quantitative Solutions provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PGIM Quantitative Solutions manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PGIM Quantitative Solutions delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
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Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Quantitative Solutions.
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Securities of the Same Kind or Class. PGIM Quantitative Solutions sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms

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reasonably attainable in the circumstances. PGIM Quantitative Solutions may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.
How PGIM Quantitative Solutions Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence PGIM Quantitative Solutions’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PGIM Quantitative Solutions has developed policies and procedures designed to address these conflicts of interest. PGIM Quantitative Solutions' Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PGIM Quantitative Solutions or PGIM Quantitative Solutions personnel's pecuniary, investment or other financial interests.
In keeping with its fiduciary obligations, PGIM Quantitative Solutions’ policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. PGIM Quantitative Solutions’ investment strategies generally require that PGIM Quantitative Solutions invest its clients’ assets in securities that are publicly traded. PGIM Quantitative Solutions generally does not participate in IPOs. PGIM Quantitative Solutions’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PGIM Quantitative Solutions could favor one client over another in the allocation of investment opportunities. PGIM Quantitative Solutions’ compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PGIM Quantitative Solutions side-by-side management and trading so that PGIM Quantitative Solutions may take measures to correct or improve its processes. PGIM Quantitative Solutions’ Trade Management Oversight Committee, which consists of senior members of PGIM Quantitative Solutions’ management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.
PGIM Quantitative Solutions rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PGIM Quantitative Solutions may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.
With respect to PGIM Quantitative Solutions’ management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PGIM Quantitative Solutions’ review is intended to identify situations where PGIM Quantitative Solutions would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.
PGIM Quantitative Solutions’ Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Quantitative Solutions is part of a diversified, global financial services organization. It is affiliated with many types of US and non-US financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.
Conflicts Related to PGIM Quantitative Solutions’ Affiliations.
Conflicts Arising Out of Legal Restrictions. PGIM Quantitative Solutions may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of PGIM Quantitative Solutions’ relationship with Prudential Financial and its other affiliates. For example, PGIM Quantitative Solutions holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and PGIM Quantitative Solutions may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Quantitative Solutions, Prudential or PGIM Quantitative Solutions’ clients if such thresholds are exceeded. In addition, PGIM Quantitative Solutions could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PGIM Quantitative Solutions is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. PGIM Quantitative Solutions’ trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, PGIM Quantitative Solutions does so only when permitted by its clients.

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The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.
Conflicts Related to PGIM Quantitative Solutions Multi-Asset Class Services. PGIM Quantitative Solutions performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, PGIM Quantitative Solutions also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, PGIM Quantitative Solutions will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, PGIM Quantitative Solutions receives both an asset allocation fee and a management fee. As a result, PGIM Quantitative Solutions has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.
PGIM Quantitative Solutions’ affiliates can have an incentive to seek to influence PGIM Quantitative Solutions’ asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, PGIM Quantitative Solutions seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what PGIM Quantitative Solutions believes to be the best interests of the funds and in compliance with applicable guidelines. PGIM Quantitative Solutions also believes that it makes such allocations in a manner consistent with its fiduciary obligations.
In certain arrangements PGIM Quantitative Solutions subadvises mutual funds for the Investment Manager through a program where they have selected PGIM Quantitative Solutions as a manager, resulting in PGIM Quantitative Solutions’ collection of subadvisory fees from them. The Investment Manager also selects managers for some of PGIM Quantitative Solutions’ asset allocation products and, in certain cases, is compensated by PGIM Quantitative Solutions for these services under service agreements. The Investment Manager and PGIM Quantitative Solutions may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.
Conflicts Related to PGIM Quantitative Solutions Financial Interests and the Financial Interests of PGIM Quantitative Solutions’ Affiliates. PGIM Quantitative Solutions, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PGIM Quantitative Solutions have financial interests in, or relationships with, companies whose securities PGIM Quantitative Solutions holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Quantitative Solutions or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Quantitative Solutions on behalf of its client accounts. For example, PGIM Quantitative Solutions invests in the securities of one or more clients for the accounts of other clients. PGIM Quantitative Solutions’ affiliates sell various products and/or services to certain companies whose securities PGIM Quantitative Solutions purchases and sells for its clients. PGIM Quantitative Solutions’ affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Quantitative Solutions invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, PGIM Quantitative Solutions may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of PGIM Quantitative Solutions’ affiliates (as well as directors of PGIM Quantitative Solutions’ affiliates) are officers or directors of issuers in which PGIM Quantitative Solutions invests from time to time. These issuers may also be service providers to PGIM Quantitative Solutions or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Quantitative Solutions makes investment decisions for each client independently considering the best economic interests of such client.
Certain of PGIM Quantitative Solutions’ employees may offer and sell securities of, and units in, commingled funds that PGIM Quantitative Solutions manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PGIM Quantitative Solutions’ employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Quantitative Solutions . In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PGIM Quantitative Solutions performs suitability checks on new clients as well as on an annual basis with respect to all clients.
Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of PGIM Quantitative Solutions’ investment professionals will increase or decrease based on the annual performance of several of PGIM Quantitative Solutions’ strategies over defined time periods. Consequently, some of PGIM Quantitative Solutions’ portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PGIM Quantitative Solutions has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PGIM Quantitative Solutions’ fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PGIM Quantitative Solutions’ chief investment officer will perform a comparison of trading costs

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between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PGIM Quantitative Solutions’ Trade Management Oversight Committee.
Conflicts Related to Service Providers. PGIM Quantitative Solutions retains third party advisors and other service providers to provide various services for PGIM Quantitative Solutions as well as for funds that PGIM Quantitative Solutions manages or subadvises. A service provider may provide services to PGIM Quantitative Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Quantitative Solutions may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that PGIM Quantitative Solutions will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.
Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of PGIM Quantitative Solutions. When PGIM Quantitative Solutions identifies an actual or potential conflict of interest between PGIM Quantitative Solutions and its clients or affiliates, PGIM Quantitative Solutions votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, PGIM Quantitative Solutions seeks to maintain the independence and objectivity of the vote.
T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited (collectively, T. Rowe Price)
PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, ETFs, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant

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investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers, or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
William Blair Investment Management, LLC (William Blair)
COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: “to achieve success for its clients.” The Fund's portfolio managers are partners of William Blair, and their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. Each portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and each portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by each portfolio manager, including the Fund.

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CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair also has adopted a Code of Ethics which requires employees to act solely in the best interest of clients and imposes certain restrictions on the ability of its employees to engage in personal securities transactions for their own accounts.
OTHER SERVICE PROVIDERS
CUSTODIAN. The Bank of New York Mellon Corp. (BNY), 240 Greenwich St, New York, New York 10007 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017-6204 serves as the independent registered public accounting firm for the Portfolios for the fiscal year ended December 31, 2023, and in that capacity will audit the annual financial statements for the Portfolios for the next fiscal year.
TRANSFER AGENT. The transfer agent for the Trust is PMFS, 655 Broad Street, Newark, New Jersey 07102. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.
BNY Mellon Asset Servicing (U.S.) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS compensates BNYAS for such services.
SECURITIES LENDING ACTIVITIES. Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (GSAL), serves as the securities lending agent for the Trust, and in that role administers the Portfolios’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust on behalf of each Portfolio and GSAL.
As securities lending agent, GSAL is responsible for marketing to approved borrowers available securities from each Portfolio’s holdings. GSAL is responsible for the administration and management of each Portfolio’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Portfolio’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Portfolio’s investment guidelines.
GSAL receives as compensation for its services a portion of the amount earned by each Portfolio for lending securities.
The table below sets forth, for each Portfolio’s most recently completed fiscal year, the Portfolio’s gross income received from securities lending activities, the fees and/or other compensation paid by the Portfolio for securities lending activities, and the net income earned by the Portfolio for securities lending activities. The table below also discloses any other fees or payments incurred by each Portfolio resulting from lending securities.
Securities Lending Activities
	PSF Global Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio	PSF PGIM Government Income Portfolio	PSF PGIM High Yield Bond Portfolio
Gross Income from securities lending activities	$2,772,446	$2,634,307	$1,237,711	$3,106,877	$4,337,318	$344,055	$5,075,632
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(17,339)	$(10,247)	$(6,370)	$(10,206)	$(14,675)	$(213)	$(26,408)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(39,307)	$(37,394)	$(16,539)	$(44,087)	$(61,161)	$(4,778)	$(71,901)

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Securities Lending Activities
	PSF Global Portfolio	PSF Mid-Cap Growth Portfolio	PSF Natural Resources Portfolio	PSF PGIM 50/50 Balanced Portfolio	PSF PGIM Flexible Managed Portfolio	PSF PGIM Government Income Portfolio	PSF PGIM High Yield Bond Portfolio
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(2,552,561)	$(2,483,913)	$(1,142,495)	$(2,950,909)	$(4,114,376)	$(336,816)	$(4,710,201)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(2,609,207)	$(2,531,554)	$(1,165,404)	$(3,005,202)	$(4,190,212)	$(341,807)	$(4,808,510)
Net Income from securities lending activities	$163,239	$102,753	$72,307	$101,675	$147,106	$2,248	$267,122

Securities Lending Activities
	PSF PGIM Jennison Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF PGIM Total Return Bond Portfolio	PSF Small-Cap Stock Index Portfolio	PSF Stock Index Portfolio
Gross Income from securities lending activities	$7,293,158	$6,086,559	$2,774,250	$2,916,363	$14,053,366	$16,309,819
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(52,100)	$(24,612)	$(9,681)	$(7,842)	$(72,204)	$(59,669)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral investment vehicle)	$(101,435)	$(85,539)	$(38,525)	$(40,677)	$(198,291)	$(233,208)
Administrative fees not included in revenue split	$—	$—	$—	$—	$—	$—
Indemnification fee not included in revenue split	$—	$—	$—	$—	$—	$—
Rebate (paid to borrower)	$(6,641,686)	$(5,731,303)	$(2,626,699)	$(2,786,398)	$(13,048,601)	$(15,431,082)
Other fees not included in revenue split (specify)	$—	$—	$—	$—	$—	$—
Aggregate fees/compensation for securities lending activities	$(6,795,221)	$(5,841,454)	$(2,674,905)	$(2,834,917)	$(13,319,096)	$(15,723,959)
Net Income from securities lending activities	$497,937	$245,105	$99,345	$81,446	$734,270	$585,860
INFORMATIOn ON DISTRIBUTION ARRANGEMENTS
DISTRIBUTOR. Prudential Investment Management Services LLC (PIMS) distributes the Trust's shares under a Distribution Agreement with the Trust. PIMS' principal business address is 655 Broad Street, Newark, New Jersey 07102.
The Trust has adopted a distribution plan under Rule 12b-1 of the 1940 Act covering Class II and Class III shares (each a Plan, and together, the Plans). These 12b-1 fees do not apply to Class I shares. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II and Class III shares, advertising expenses, indirect and overhead costs of the Trust's underwriter associated with the sale of the applicable Class. Under the Plans, the Trust pays PIMS 0.25% of the average net assets of the applicable Class.
The Class II Plan and the Class III Plan will continue in effect from year to year, upon annual approval by a vote of the Trust's Board, including a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plans (the 12b-1 Trustees). Each Plan may be terminated at any time, without penalty, by the vote of a majority of the 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable Class. Each Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.
The chart below shows, for the last fiscal year, the amounts received by PIMS in distributing Class II and Class III shares of the Portfolios. PIMS spent all of the amounts received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II and/or Class III shares.
Amounts Received by PIMS
Portfolio	$ Amount
PSF Global Portfolio	2,091
PSF Mid-Cap Growth Portfolio	3,904
PSF Natural Resources Portfolio	101,010

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Amounts Received by PIMS
Portfolio	$ Amount
PSF PGIM 50/50 Balanced Portfolio	17,819
PSF PGIM Flexible Managed Portfolio	470,055
PSF PGIM Government Income Portfolio	8,243
PSF PGIM Government Money Market Portfolio	453,916
PSF PGIM High Yield Bond Portfolio	26,645
PSF PGIM Jennison Blend Portfolio	13,693
PSF PGIM Jennison Growth Portfolio	113,122
PSF PGIM Jennison Value Portfolio	29,926
PSF PGIM Total Return Bond Portfolio	27,536
PSF Small-Cap Stock Index Portfolio	24,397
PSF Stock Index Portfolio	79,284
ADMINISTRATION AGREEMENT. The Trust has entered into an administration agreement with PGIM Investments with respect to Class II shares of each Portfolio. Pursuant to the agreement PGIM Investments is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PGIM Investments under the agreement, the Trust pays PGIM Investments a fee at an annual rate of 0.15% of the average daily net assets of Class II shares of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three fiscal years:
Administration Fees Paid by the Trust
	2023	2022	2021
PSF Mid-Cap Growth Portfolio	$252	$284	$448
PSF Natural Resources Portfolio	$51,750	$50,315	$41,757
PSF PGIM Jennison Blend Portfolio	$6,103	$2,735	$3,281
PSF PGIM Jennison Growth Portfolio	$54,243	$82,554	$127,959
PSF PGIM Jennison Value Portfolio	$14,082	$14,287	$15,200
PORTFOLIO TRANSACTIONS & BROKERAGE
The Trust has adopted a policy pursuant to which the Trust and its Investment Manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Trust shares by directing brokerage transactions to that broker. The Trust has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Trust, the Investment Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Trust and is not influenced by considerations about the sale of the Trust’s shares.
The Investment Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Trust, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Trust portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Investment Manager” includes the investment subadvisers. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, affiliates of the Investment Manager and/or subadvisers (an affiliated broker). Brokerage commissions on US securities, options and futures exchanges or boards of trade are subject to negotiation between the Investment Manager and the broker or futures commission merchant.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and US government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Trust will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the SEC.

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In placing orders for portfolio securities of the Trust, the Investment Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Investment Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Investment Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Investment Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Investment Manager’s knowledge of the financial stability of the firms; the Investment Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Trust may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.
Unless prohibited by applicable law, such as the European Union’s Markets in Financial Instruments Directive (MiFID II) as described below, when the Investment Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Investment Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Trust. The Investment Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Investment Manager believes provide a benefit to the Trust and its other clients. The Investment Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.
Under MiFID II, which became effective January 3, 2018, investment managers that are regulated under MiFID II, including certain investment managers, are no longer able to use soft dollars to pay for research from brokers.  Investment managers that are regulated under MiFID II are required to either pay for research out of their own resources or agree with clients to have research costs paid by clients through “research payment accounts” that are funded out of execution commissions or by a specific client research charge, provided that the payments for research are unbundled from the payments for execution.  MiFID II limits the ability of certain investment managers to pay for research using soft dollars in various circumstances.  MiFID II’s research requirements present various compliance and operational considerations for investment managers and broker-dealers serving clients in both the United States and the European Union, and the investment managers have adopted a variety of approaches to complying with the MiFID II requirements.
When the Investment Manager deems the purchase or sale of equities to be in the best interests of the Trust or its other clients, including Prudential, the Investment Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Trust's Board Members. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Trust, will not significantly affect the Trust's ability to pursue its present investment objective. However, in the future, in other circumstances, the Trust may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.
Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Trust. In order for an affiliated broker to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board Members of the Trust, including a majority of the non-interested Board Members, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11-(a) of the 1934 Act, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for a Portfolio unless the Portfolio or the Trust has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Trust at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Trust during the applicable period. Brokerage transactions with an affiliated broker are also subject

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to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Trust will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write, or hold may be affected by options written or held by the Investment Manager and other investment advisory clients of the Investment Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
Each Portfolio of the Trust participates in a voluntary commission recapture program available through Capital Institutional Services, Inc. (CAPIS). Subadvisers that choose to participate in the program retain the responsibility to seek best execution and are under no obligation to place any specific trades with a broker available through the program (each, a designated broker). A portion of commissions on trades executed through designated brokers is rebated to a Portfolio as a credit that can be used by the Portfolio to pay expenses of the Portfolio.
The tables below set forth information concerning the payment of brokerage commissions by the Portfolios, including the amount of brokerage commissions paid to any affiliated broker for the three most recently completed fiscal years as applicable:
Total Brokerage Commissions Paid by the Portfolios
	2023	2022	2021
PSF Global Portfolio	$262,952	$250,866	$189,328
PSF Mid-Cap Growth Portfolio	$75,138	$64,623	$71,125
PSF Natural Resources Portfolio	$431,517	$187,434	$420,219
PSF PGIM 50/50 Balanced Portfolio	$42,071	$43,690	$57,900
PSF PGIM Flexible Managed Portfolio	$250,718	$243,015	$1,230,371
PSF PGIM Government Income Portfolio	$15,750	$18,848	$17,970
PSF PGIM Government Money Market Portfolio	N/A	N/A	N/A
PSF PGIM High Yield Bond Portfolio	$7,774	$8,496	$10,165
PSF PGIM Jennison Blend Portfolio	$1,319,249	$642,244	$1,056,092
PSF PGIM Jennison Growth Portfolio	$403,373	$414,120	$485,799
PSF PGIM Jennison Value Portfolio	$401,317	$226,811	$256,952
PSF PGIM Total Return Bond Portfolio	$53,492	$65,514	$92,741
PSF Small-Cap Stock Index Portfolio	$13,394	$10,436	$11,494
PSF Stock Index Portfolio	$17,420	$20,601	$24,193
The material change in certain Portfolios’ brokerage commission is due to the following:
■
PSF Natural Resources Portfolio: The PSF Natural Resources Portfolio experienced a subadviser replacement in June 2022. The brokerage commissions in 2023 were in line with those of 2021.
■
PSF PGIM Flexible Managed Portfolio: In February 2023, the PSF PGIM Flexible Managed Portfolio was the acquiring portfolio in merger.
■
PSF PGIM Jennison Blend Portfolio: In December 2023, the PSF PGIM Jennison Blend Portfolio was repositioned and was the acquiring portfolio in a merger.
■
PSF PGIM Jennison Value Portfolio: Since 2022, purchases and sales increased by about 40%.
Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2023
	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
None	None	None	None	None

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2022
	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF Global Portfolio	William Blair	$6	0.00%	0.00%
PSF Small-Cap Value Portfolio	GSAM	$2,002	0.70%	0.00%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2021
	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
PSF Global Portfolio	William Blair	$567	0.30%	0.00%
PSF Small-Cap Value Portfolio	GSAM	$21	0.01%	0.00%

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The below table shows the Portfolio's portfolio turnover rates over the two most recently completed fiscal years:
Portfolio Turnover Rate
Portfolio Name	2023	2022
PSF Global Portfolio	41%	52%
PSF Mid-Cap Growth Portfolio	49%	43%
PSF Natural Resources Portfolio	94%	109%
PSF PGIM 50/50 Balanced Portfolio	86%	96%
PSF PGIM Flexible Managed Portfolio	149%	139%
PSF PGIM Government Income Portfolio	87%	177%
PSF PGIM Government Money Market Portfolio	N/A	N/A
PSF PGIM High Yield Bond Portfolio	26%	33%
PSF PGIM Jennison Blend Portfolio	77%	22%
PSF PGIM Jennison Growth Portfolio	32%	32%
PSF PGIM Jennison Value Portfolio	33%	23%
PSF PGIM Total Return Bond Portfolio	224%	182%
PSF Small-Cap Stock Index Portfolio	31%	17%
PSF Stock Index Portfolio	3%	3%
The significant variation in certain Portfolios’ portfolio turnover rate is due to the following:
■
PSF PGIM Government Income Portfolio: 2022 was a very volatile period within both the Treasury and broader fixed income markets.  This volatility created opportunities to reposition the Treasury and MBS sleeves in particular.  Heading into 2023, the PSF PGIM Government Income Portfolio was broadly positioned in cheaper issues that experienced significant upside. The PSF PGIM Government Income Portfolio benefitted in term of performance in 2023.  This, in turn, drove the lower portfolio turnover in 2023.
■
PSF PGIM Jennison Blend Portfolio: In December 2023, the Portfolio was repositioned and was the acquiring portfolio in a merger.
ADDITIONAL INFORMATION
TRUST HISTORY. The Trust is a managed, open-end investment company organized as a Delaware statutory trust under Delaware law. The Trust was incorporated under Maryland law on November 15, 1982, and then was reorganized into a Delaware statutory trust as of January 2, 2006.
Portfolio	Approximate Date of First Offering or Commencement of Operations
PSF Global Portfolio (Class I and Class III Shares)	September 19, 1988
PSF Mid-Cap Growth Portfolio (Class I, Class II, and Class III Shares)	September 22, 2000
PSF Natural Resources Portfolio (Class I, Class II, and Class III Shares)	May 1, 1988
PSF PGIM 50/50 Balanced Portfolio (Class I and Class III Shares)	May 13, 1983
PSF PGIM Flexible Managed Portfolio (Class I and Class III Shares)	May 13, 1983
PSF PGIM Government Income Portfolio (Class I and Class III Shares)	May 1, 1989
PSF PGIM Government Money Market Portfolio (Class I and Class III Shares)	May 13, 1983
PSF PGIM High Yield Bond Portfolio (Class I and Class III Shares)	February 23, 1987
PSF PGIM Jennison Blend Portfolio (Class I, Class II, and Class III Shares)	May 13, 1983
PSF PGIM Jennison Growth Portfolio (Class I, Class II, and Class III Shares)	April 25, 1995
PSF PGIM Jennison Value Portfolio (Class I, Class II, and Class III Shares)	February 19, 1988
PSF PGIM Total Return Bond Portfolio (Class I and Class III Shares)	May 13, 1983
PSF Small-Cap Stock Index Portfolio (Class I and Class III Shares)	April 25, 1995
PSF Stock Index Portfolio	October 19, 1987
Note: Although each Portfolio of the Trust may offer Class I, Class II, and/or Class III shares, at present only certain Portfolios of the Trust offer Class II shares and Class III shares, as identified in the Trust’s Prospectus. Effective on or about September 12, 2016, the Money Market Portfolio was renamed as the Government Money Market Portfolio.
The following Portfolios have changed their name within the past five years:
Portfolio	Approximate Effective Date of Name Change	Previous Portfolio Name
PSF Global Portfolio	April 26, 2021	Global Portfolio

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Portfolio	Approximate Effective Date of Name Change	Previous Portfolio Name
PSF Mid-Cap Growth Portfolio	April 26, 2021	SP Prudential U.S. Emerging Growth Portfolio
PSF Natural Resources Portfolio	April 26, 2021	Natural Resources Portfolio
PSF PGIM 50/50 Balanced Portfolio	April 26, 2021	Conservative Balanced Portfolio
PSF PGIM Flexible Managed Portfolio	April 26, 2021	Flexible Managed Portfolio
PSF PGIM Government Income Portfolio	April 26, 2021	Government Income Portfolio
PSF PGIM Government Money Market Portfolio	April 26, 2021	Government Money Market Portfolio
PSF PGIM High Yield Bond Portfolio	April 26, 2021	High Yield Bond Portfolio
PSF PGIM Jennison Blend Portfolio	April 26, 2021	Equity Portfolio
PSF PGIM Jennison Growth Portfolio	April 26, 2021	Jennison Portfolio
PSF PGIM Jennison Value Portfolio	April 26, 2021	Value Portfolio
PSF PGIM Total Return Bond Portfolio	April 26, 2021	Diversified Bond Portfolio
PSF Small-Cap Stock Index Portfolio	April 26, 2021	Small Capitalization Stock Portfolio
PSF Stock Index Portfolio	April 26, 2021	Stock Index Portfolio
The following reorganizations or liquidations occurred within the past five years:
Acquiring Portfolio	Approximate Effective Date	Target Portfolio
PSF Flexible Managed Portfolio	February 27, 2023	AST Prudential Flexible Multi-Strategy Portfolio* AST T. Rowe Price Diversified Real Growth Portfolio*
AST International Equity Portfolio*	March 13, 2023	PSF International Growth Portfolio AST International Value Portfolio* AST J.P. Morgan International Equity Portfolio* AST QMA International Core Equity Portfolio*
PSF Small-Cap Stock Index Portfolio	June 12, 2023	PSF Small-Cap Value Portfolio
PSF PGIM Jennison Blend Portfolio	December 11, 2023	PSF PGIM Jennison Focused Blend Portfolio
* The Portfolio is a series of the Advanced Series Trust.
DESCRIPTION OF SHARES AND ORGANIZATION.
The Trust’s Agreement and Declaration of Trust, which governs certain Trust matters, permits the Trust’s Board of Trustees to issue multiple classes of shares, and within each class, an unlimited number of shares of beneficial interest. Each class of shares of beneficial interest of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class I shares are not subject to distribution fees or administration fees; (2) Class II shares are subject to distribution fees and administration fees; (3) Class III shares are subject to distribution fees; (4) each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (5) each share class is offered to a limited group of investors.
The shares of beneficial interest of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of beneficial interest of each class is equal as to earnings, assets, and voting privileges. Class II bears the expenses related to the distribution and administration of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio’s assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders will be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees or administration fees. Class III bears the expenses related to the distribution of its shares. Since Class III shares bear distribution expenses, the liquidation proceeds to Class III shareholders will be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees.
From time to time, Prudential and/or its insurance company affiliates have purchased shares of the Trust to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Trust, which in turn, are generally voted in accordance with instructions from Contract owners.

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PRINCIPAL SHAREHOLDERS
To the knowledge of the Trust, as of March 27, 2024 the following persons/entities (i) owned beneficially or of record 5% or more of any class of a Portfolio’s outstanding shares (ii) or owned beneficially or of record of more than 25% of the voting securities of a Portfolio. As of March 27, 2024, the Trustees and Officers of the Trust, as a group, owned less than 1% of each class of a Portfolio’s outstanding shares of beneficial interest of the Trust.
Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
PSF Global Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	11,382,137.915	58.86%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,928,368.255	25.49%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,036,100.983	5.36%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	19,317.465	92.88%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	1,481.115	7.12%
PSF Mid-Cap Growth Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	10,033,977.951	72.54%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,463,243.650	17.81%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,099,554.882	7.95%
	MIDLAND NATIONAL LIFE INSURANCE CO SEPERATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES IA 50266-1144	II	5,317.974	76.30%
	SEPARATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DRIVE PO BOX 9000 NEWPORT BEACH CA 926600000	II	977.333	14.02%
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	674.361	9.68%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	63,199.937	82.80%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	13,131.876	17.20%
PSF Natural Resources Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,203,816.663	64.03%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,606,972.491	23.17%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	940,171.220	8.36%
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	531,264.865	63.89%
	AXA EQUITABLE LIFE SEPARATE ACCOUNT FP C/O BRIAN WALSH 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0105	II	94,623.584	11.38%
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	74,048.151	8.90%
	GE LIFE OF NY C/F ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	63,722.621	7.66%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	450,960.703	81.19%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	104,503.157	18.81%
PSF PGIM 50/50 Balanced Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	30,007,595.661	47.20%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	22,179,360.937	34.88%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,618,866.177	7.26%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,596,181.998	7.23%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	152,197.437	76.74%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	46,123.484	23.26%
PSF PGIM Flexible Managed Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	42,645,457.025	43.44%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	38,398,792.089	39.12%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	10,009,055.342	10.20%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	4,060,601.281	86.01%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	660,367.769	13.99%
PSF PGIM Government Income Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,415,859.667	44.66%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,392,714.852	36.23%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,165,042.649	9.61%
	PRUDENTIAL ANNUITIES INC VCA 24 ATTN: J SALVATI 30 SCRANTON OFFICE PARK SCRANTON PA 18507-0000	I	608,511.777	5.02%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	209,702.768	72.91%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	77,898.791	27.09%
PSF PGIM Government Money Market Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	64,498,720.142	67.82%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	9,650,129.138	10.15%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	8,947,938.709	9.41%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	6,133,591.097	6.45%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	26,228,073.355	88.22%
	FORTITUDE LIFE INSURANCE & ANNUITY TEN EXCHANGE PLACE SUITE 2210 JERSEY CITY NJ 07302	III	2,810,371.880	9.45%
PSF PGIM High Yield Bond Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	32,504,046.693	42.24%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	22,990,428.387	29.88%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	11,697,006.003	15.20%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	5,008,120.559	6.51%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	1,358,055.823	73.18%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	497,628.611	26.82%
PSF PGIM Jennison Blend Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	28,506,746.473	50.12%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	16,754,201.452	29.45%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	4,366,675.414	7.68%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	3,507,442.418	6.17%
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	259,875.967	63.79%
	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	II	47,457.742	11.65%
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	44,113.351	10.83%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	23,248.634	79.05%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	6,162.365	20.95%
PSF PGIM Jennison Growth Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	9,909,718.478	46.41%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,082,860.899	33.17%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,864,757.400	8.73%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,192,099.416	5.58%
	GE LIFE AND ANNUITY ASSURANCE COMP. ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3,5TH FLOOR RICHMOND VA 23230-1702	II	55,197.454	66.09%
	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS PO BOX 237 CINCINNATI OH 452010237	II	10,181.000	12.19%
	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	II	7,369.822	8.82%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	66,167.313	75.44%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	21,543.252	24.56%
PSF PGIM Jennison Value Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	15,585,366.048	51.69%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,677,125.885	25.46%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,828,133.237	9.38%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	2,500,491.959	8.29%
	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSUR. CO MAIL CODE E3/N6 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 28262-8500	II	177,308.042	87.93%
	TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY PO BOX 5051 HARTFORD CT 06102-5051	II	11,801.628	5.85%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	53,951.028	78.28%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	14,968.393	21.72%
PSF PGIM Total Return Bond Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	40,501,381.288	40.24%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	38,177,774.681	37.93%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	9,647,198.695	9.59%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	6,091,220.338	6.05%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	732,682.474	70.70%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	303,652.994	29.30%

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Portfolio Name	Shareholder Name and Address	Share Class	No. Shares	% of Portfolio
PSF Small-Cap Stock Index Portfolio	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	8,231,976.285	40.31%
	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	7,683,994.658	37.62%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,864,364.434	9.13%
	PRU ANNUITIES INC PRU ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	1,409,098.992	6.90%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	152,385.812	79.07%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	40,332.524	20.93%
PSF Stock Index Portfolio	PRUCO LIFE INSURANCE COMPANY PLAZ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	25,611,406.347	40.26%
	PRUCO LIFE INSURANCE COMPANY PRU LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	15,987,879.328	25.13%
	PRUCO LIFE INSURANCE COMPANY PLNJ LIFE ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	13,974,454.327	21.97%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	I	3,209,461.162	5.05%
	PRUCO LIFE INSURANCE COMPANY PLAZ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	291,014.680	78.99%
	PRUCO LIFE INSURANCE COMPANY PLNJ ANNUITY ATTN SEPARATE ACCOUNTS 7TH FLOOR 213 WASHINGTON ST NEWARK NJ 07102-0000	III	77,392.417	21.01%

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FINANCIAL STATEMENTS
The financial statements of the Trust for the fiscal year ended December 31, 2023 have been incorporated into this SAI by reference to the annual reports to shareholders. Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports thereon are included in the Trust’s annual reports to shareholders. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017-6204.
The Trust's annual reports for the year ended December 31, 2023 can be obtained without charge by calling (800) 778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102.

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PART II
INVESTMENT RISKS & CONSIDERATIONS
Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. A Portfolio may invest in the types of investments and investment strategies that are consistent with its investment objective, policies and any limitations described in the prospectus and in the SAI. For Portfolios that invest in a combination of underlying investment companies and other underlying portfolios, a Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
With respect to the PSF PGIM Total Return Bond, PSF PGIM Government Income and PSF PGIM High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio's total assets. For Portfolios that invest in a combination of underlying investment companies and other underlying portfolios, a Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The PSF PGIM Government Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.
Certain Portfolios also are permitted to invest up to 15% of their assets in credit-related asset-backed securities.
No more than 25% of any Portfolio's net assets (5% of total assets for PSF Small-Cap Stock Index Portfolio and PSF Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.
Each Portfolio, other than the PSF PGIM Government Money Market Portfolio, may hold up to 15% of its net assets in illiquid investments. The PSF PGIM Government Money Market Portfolio may hold up to 5% of its net assets in illiquid investments.
As explained in the prospectus, the PSF Stock Index Portfolio seeks to track the performance of the S&P 500 Index and the PSF Small-Cap Stock Index Portfolio seeks to track the performance of the S&P SmallCap Index. The Portfolios will be as fully invested in the S&P Index's stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position.
As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if it settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolios' custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts.
The PSF PGIM Jennison Blend Portfolio, the PSF Natural Resources Portfolio and the PSF PGIM Jennison Growth Portfolio may only engage in short sales against-the-box.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

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Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
Business Development Companies (BDCs). There are certain risks inherent in investing in BDCs, whose principal business is to invest in and lend capital to privately-held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly-traded US public companies, cash, cash equivalents, US Government securities and high-quality debt instruments that will mature in one year or less. Generally, little public information exists for private and thinly-traded companies. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less-mature private companies, which involve greater risk than well-established publicly-traded companies.
Investments made by BDCs generally are subject to legal and other restrictions on resale and, otherwise, are less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Portfolio invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment, which tends to increase volatility and result in higher risk. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a BDC held by a Portfolio may increase the cost of borrowing to that company, thereby adversely impacting the Portfolio’s returns. Credit downgrades also may result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a BDC’s investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. In addition, to the extent that a Portfolio invests a portion of its assets in BDCs, a shareholder in the Portfolio not only will bear his or her proportionate share of the expenses of the Portfolio, but also will bear indirectly the expenses of the BDCs.
Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of underlying corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

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Collateralized Loan Obligations (CLOs). This type of asset-backed security is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, as well as loans rated below investment grade or equivalent unrated loans. The risks of an investment in a CLO depend largely on the quality of the underlying loans and may be classified by the Portfolio as illiquid investments.
For credit-related asset-backed securities and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to particular underlying assets as a class.
BANKING INVESTMENTS. Systemic risk events in the financial sectors and/or resulting government actions can negatively impact the Portfolios. For example, the shutdown of certain regional US banks and other financial institutions in March 2023 raised economic concerns over disruption in the US banking system, which could result in losses to the Portfolios if economic conditions persist or worsen, including through contagion to other areas of the US or global economies. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Portfolios interact. There can be no certainty that any actions taken by the US government to strengthen public confidence in the US banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence.
BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1∕3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1∕3% of its total assets to secure these borrowings. If a Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If a Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the NAV of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the NAV of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”
A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment subadviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including risks associated with leveraging such as the risks that leverage may exaggerate changes in the NAV of Portfolio shares and in the yield on a Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so. If a Portfolio elects to treat reverse repurchase agreements as derivative transactions, it shall comply with the requirements of Rule 18f-4 under the 1940 Act rather than being subject to the 33 1/3% limit.
CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the subadviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in US dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued.

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As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.
To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a Cash-Settled Convertible), (ii) a combination of separate securities chosen by the subadviser in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a Manufactured Convertible) or (iii) a synthetic security manufactured by another party.
Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the subadviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (fixed income component) or a right to acquire equity securities (convertibility component). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (equity features) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the subadviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The subadviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the subadviser believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the subadviser may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with a US Treasury

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instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term US Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.
CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. These loans may be referred to as corporate loans, bank loans, leveraged loans, or bank floating rate loans (collectively, “corporate loans”). Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the Secured Overnight Financing Rate (SOFR) or the prime rate of US banks. These types of loans are sometimes called “floating rate loans” because the interest rates move up or down (i.e., they “float”) in response to changes in market interest rates. The interest rate payable on some floating rate loans may be subject to an upper limit (a “cap”) or lower (a “floor”) that prevents the relevant benchmark rate from adjusting above or below a specified level. Because of their structure, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
Because of their structure, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.
In market conditions where short-term interest rates are particularly low, certain floating rate loans may be issued with a floor that prevents the relevant benchmark rate from adjusting below a specified level. For these floating rate loans, if downward market movements of the benchmark rate would, absent this feature, cause the benchmark rate to fall below the floor, the benchmark rates of these floating rate loans become fixed at the applicable minimum floor level until short-term interest rates (and therefore the benchmark rate) rise above that level. Although this feature is intended to result in these floating rate loans yielding more than they otherwise would when short-term interest rates are low, the feature might also result in the secondary market prices of these floating rate loans becoming more sensitive to changes in interest rates should short-term interest rates rise.
As in the case of junk bonds, the corporate loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and junk bonds. Corporate loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loans will be repaid in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis or that may be adjusted on set dates, typically 30 days but generally not more than one year. Consequently, the value of corporate loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for corporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.
Loans that are secured and senior to other debtholders of a borrower tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. Due to their lower place in the borrower's capital structure and, in some cases, their unsecured status, junior loans involve a higher degree of overall risk than senior loans of the same borrower.

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A Portfolio may acquire interests in corporate loans by means of a novation, assignment, or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.
To the extent the Portfolio invests in loans of non-US issuers, the risks of investing in non-US issuers are applicable. Loans may not be considered to be “securities” and as a result may not benefit from the protections of the federal securities laws, including anti-fraud protections and those with respect to the use of material non-public information, so that purchasers, such as the Portfolio, may not have the benefit of these protections. If the Portfolio is in possession of material non-public information about a borrower as a result of its investment in such borrower's loan, the Portfolio may not be able to enter into a transaction with respect to a publicly-traded security of the borrower when it would otherwise be advantageous to do so.
To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans. In November 2022, the SEC proposed rule amendments which, among other things, would amend the liquidity rule framework for open-end funds. If the rule amendments are adopted as proposed, they could have a negative impact on the market for loans as open-end funds subject to the rule exit the market. The nature and extent of the proposal's impact will not be known unless and until any final rulemaking is adopted.
CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements and may also buy credit linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up- front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the subadviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
CREDIT LINKED SECURITIES. Among the income-producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available.

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Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may be classified as illiquid investments.
CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” below. Currency futures involve substantial currency risk, and also involve leverage risk.
CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the US dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
CYBERSECURITY AND OPERATIONAL RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each Portfolio and its service providers is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cybersecurity” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cybersecurity is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cybersecurity risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cybersecurity failures or breaches, whether deliberate or unintentional, arising from the Portfolios’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the Portfolios invest, may cause significant disruptions in the business operations of the Portfolios. Potential impacts may include, but are not limited to, potential financial losses for the Portfolios and the issuers’ securities, the inability of shareholders to conduct transactions with the Portfolios, an inability of the Portfolios to calculate NAV, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Portfolio shareholders, cybersecurity failures by the Portfolios and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the Portfolios, and reputational damage. The Portfolios may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The Portfolios may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cybersecurity failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cybersecurity threats. Although the Portfolios and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cybersecurity risks, there can be no

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guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Portfolios cannot control or assure the efficacy of the cybersecurity plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the Portfolios invest.
A Portfolio’s investments or its service providers may be negatively impacted due to operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. In particular, these errors or failures as well as other technological issues may adversely affect the Portfolios’ ability to calculate their NAVs in a timely manner, including over a potentially extended period. Although the Portfolios attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.
DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's or obligor's ability to make payments of principal and/or interest. Credit risk is reduced to the extent a Portfolio limits its debt investments to US Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.
DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs and ADSs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the US securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged, as well as risks associated with foreign investments.
DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio manager is incorrect in the forecasts of security or market values, interest rates or currency exchange rates, as applicable, the investment performance of a Portfolio would be less favorable than it would have been if derivative instruments were not used. Potential losses from certain derivative instruments are unlimited. Derivative instruments can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative instrument held by a Portfolio for hedging purposes may not correlate with the Portfolio’s investments which are intended to be hedged, which could impact Portfolio performance. A Portfolio may choose not to invest in derivative instruments because of their cost, limited availability or other reasons.
The Portfolios are subject to Rule 18f-4 under the 1940 Act (the Derivatives Rule), which governs the use of derivatives by registered investment companies. The Derivatives Rule imposes limits on the amount of derivatives exposure a fund may take on and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The

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Derivatives Rule also requires the Portfolios to adopt and implement a comprehensive written derivatives risk management program (called a DRMP) and to comply with a relative or absolute limit on leverage risk calculated based on value-at-risk. The DRMP is administered by a “derivatives risk manager.” The derivatives risk manager is appointed by the Board and periodically reviews the DRMP and reports to the Board. The Derivatives Rule may limit the ability of a Portfolio to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Portfolio’s investments and cost of doing business, which could adversely affect the Performance of the Portfolio’s investments. The Derivatives Rule provides an exception from the DRMP, value-at-risk limit, and certain other requirements if a Portfolio's “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with the Derivatives Rule) and the Portfolio adopts and implements written policies and procedures reasonably designed to manage its derivatives risks.
DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Investment Manager of equivalent quality (Distressed Securities). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.
A Portfolio will generally make such investments only when the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.
DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll, a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.
Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) CONSIDERATIONS. Certain ESG factors may be considered by a Portfolio’s subadviser(s) in making investment decisions for a Portfolio. For these Portfolios, ESG factors are only one of many considerations a subadviser may evaluate for any potential investment and the extent to which ESG factors will affect a decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. ESG factors, either quantitative or qualitative, may be utilized by a subadviser as a component of its investment process to implement the Portfolio’s investment strategy in pursuit of its investment objective. ESG considerations may affect a Portfolio’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Portfolio. A subadviser’s consideration of ESG factors may also impact a Portfolio’s performance relative to similar funds that do not consider ESG factors. Because ESG factors may be used as one part of an overall investment process, a subadviser may still invest in securities of issuers that are not considered ESG-focused or that may be viewed as having a high ESG risk profile. Investors can differ in their views of what constitutes positive or negative ESG factors. As a result, a Portfolio may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG factors are expected to evolve over time and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, a subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the fund’s performance.

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EXCHANGE-TRADED FUNDS. A Portfolio may invest in ETFs. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Portfolios' investment strategies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such ETF. In addition, an investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies.
Moreover, to the extent an ETF holds securities traded in markets that close at a different time from the ETF's listing exchange, liquidity in such securities may be reduced after the applicable closing times. In addition, during the time when the ETF's listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the ETF's shares' NAV may widen.
FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, Currency Instruments) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the US dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-US dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in US dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a straddle). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above.
FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and US dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than Portfolios that invest only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in US investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect securities prices and impair a Portfolio's ability to purchase or sell foreign securities, transfer a Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

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Foreign Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the global outbreak of the novel coronavirus disease (COVID-19) or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the US and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the US dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's holdings. Generally, when the US dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer US dollars. Conversely, when the US dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more US dollars. This risk, generally known as “currency risk,” means that a stronger US dollar will reduce returns for US investors while a weak US dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the US securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as US accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.
Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of US investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio intends that any such transactions will be conducted in compliance with the requirements of Rule 18f-4.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will

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attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.
FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.
FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.
The primary risks associated with the use of futures or forward contracts are: (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose a Portfolio to greater losses in the event of a default by a counterparty.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. Furthermore, exchanges may cancel trades in limited circumstances, for example, if the exchange believes that allowing such trades to stand as executed could have an adverse impact on the stability or integrity of the market. Any such cancellation may adversely affect the performance of a Portfolio.
A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

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A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option or if it holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the mark-to-market value of the futures contract on which the option was written. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option or if a Portfolio holds segregated in an account with its custodian for the term of the option cash or other relatively liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its futures custody manager or as otherwise permitted by applicable law with respect to such option).
The Investment Manager has claimed an exclusion from the definition of “commodity pool operator” with respect to each Portfolio, under applicable rules issued by the CFTC under the CEA. Therefore, the Investment Manager is not subject to registration or regulation as a pool operator under the CEA. In order to continue to qualify for the exclusion a Portfolio is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. These limitations may restrict the Portfolio's ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return. In the event that the Investment Manager believes that a Portfolio may no longer be able to comply with or that it may no longer be desirable for it to comply with these limitations, the Investment Manager may register as a commodity pool operator with the CFTC with respect to the Portfolio. Any such registration may adversely affect the Portfolio's performance, for example, by subjecting it to increased costs and expenses. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a Portfolio’s positions in such investments may not exceed 5% of the liquidation value of the Portfolio’s assets, or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Portfolio’s assets. In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.
HEDGING. Hedging is a strategy in which a derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.
ILLIQUID INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act, a Portfolio (other than the PSF PGIM Government Money Market Portfolio) may not acquire any “illiquid investment” if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that such a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Investment Manager to administer the Trust’s liquidity risk management program and related procedures. The PSF PGIM Government Money Market Portfolio may invest up to 5% of its net assets in illiquid investments. The 15% and 5% limits are applied as of the date a Portfolio purchases an illiquid investment. It is possible that a Portfolio's holding of illiquid investments could exceed the 15% limit (5% for the PSF PGIM Government Money Market Portfolio), for example as a result of market developments or redemptions. In 2022, the SEC proposed amendments to Rule 22e-4 under the 1940 Act and Rule 22c-1 under the 1940 Act, that, if adopted as proposed, would, among other things, cause more investments to be treated as illiquid, and could prevent the Portfolio from investing in securities that the Manager or subadvisers believes are appropriate or desirable. At the same time, the SEC proposed rule amendments that would require funds to adopt swing pricing in order to mitigate dilution of shareholders' interests in a fund by requiring the adjustment of fund NAV per share to pass on costs stemming from shareholder purchase or redemption activity. The proposal's impact on the Portfolios will not be known unless and until any final rulemaking is adopted.

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Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to the Trust’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities. Securities classified as liquid investments under these procedures are not subject to the limits on the Portfolio's investment in illiquid investments.
Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid investments may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when a Portfolio has net redemptions, and could result in the Portfolio borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Portfolio or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Portfolio may obtain access to material non-public information, which may restrict the Portfolio's ability to conduct transactions in those securities.
INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)
INITIAL PUBLIC OFFERINGS. A Portfolio may invest in IPOs. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking capital to expand, but can also be done by large privately owned companies looking to become publicly traded.
In an IPO, the issuer obtains the assistance of an underwriting firm, which helps it determine what type of security to issue (common or preferred), best offering price and time to bring it to market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Investing in IPOs entails risks. Importantly, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. It is difficult to predict what the stock will do on its initial day of trading and in the near future since there is often little historical data with which to analyze the company. Also, most IPOs are of companies going through a transitory growth period, and they are therefore subject to additional uncertainty regarding their future value.
INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. The Manager and the Subadvisers have broad discretion to identify or determine those countries that they consider to qualify as emerging markets. In exercising such discretion, they generally consider a country with an emerging capital

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market to be, but is not necessarily limited to, (i) any country that the is considered to be emerging or developing by supranational organizations such as the United Nations or other similar entities; or (ii) included in an emerging markets index by a recognized index provider. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or US governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of a Portfolio’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
In December 2020, the Holding Foreign Companies Accountable Act (the HFCAA) was signed into law. The HFCAA directs the SEC to prohibit securities of a registrant from being listed on any US stock exchanges if, for three consecutive years, the Public Company Accounting Oversight Board determines it was unable to inspect the auditor of the registrant's financial statements. The HFCAA also requires a foreign registrant to provide certain disclosures if the registrant files an annual report that includes an audit report from an auditor that was not subject to Public Company Accounting Oversight Board inspection. In December 2021, the SEC adopted final amendments implementing the disclosure and submission requirements of the HFCAA. The potential impact of the HFCAA is unclear at this time, but it may limit the securities in which a Portfolio may invest.
Infectious Illness Risk. The Portfolios or the securities in which the Portfolios invest may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including ETFs. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio) or a Fund of Funds from investing primarily in underlying funds that are part of the same group of investment companies.

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Notwithstanding the limits discussed above, a Portfolio may invest in other investment companies without regard to the limits set forth above, provided that the Portfolio complies with Rules 12d1-1, 12d1-3, 12d1-4 promulgated by the SEC under the 1940 Act or otherwise permitted by exemptive order, SEC releases, no-action letters or similar interpretation. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly-owned investment companies created under the laws of certain countries will not be deemed an investment in other investment companies. The underlying investments companies in which the Portfolio invests may not meet their investment objectives.
In October 2020, the SEC adopted a new regulatory framework, including new Rule 12d1-4 under the 1940 Act, for fund-of-funds arrangements. Rule 12d1-4 permits a registered investment company to acquire the securities of any other registered investment company or BDC in excess of the limits of the 1940 Act, provided that the registered investment company complies with several conditions imposed by Rule 12d1-4, which include: (i) limits on ownership and voting of acquired fund shares; (ii) evaluations and findings by investment advisers of funds in fund-of-funds arrangements; (iii) investment agreements between funds in fund-of-funds arrangements; and (iv) limits on complex fund-of-funds structures. In connection with new Rule 12d1-4, the SEC also rescinded Rule 12d1-2 and certain exemptive orders permitting fund-of-funds arrangements. The Board has approved procedures to comply with the new Rule. The new Rule may limit the ability of a Portfolio to invest in other funds, including private funds and ETFs. These regulatory changes may adversely impact the Portfolios’ investment strategies and operations.
JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the subadviser believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:
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Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
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The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.
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Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.
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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.
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Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.
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A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
LIBOR TRANSITION AND OTHER REFERENCE RATES. A Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as European Interbank Offer Rate (EURIBOR), Secured Overnight Financing Rate (SOFR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Portfolio’s performance and/or NAV.
The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and ceased publishing the remaining LIBOR settings on June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Market participants are in the process of transitioning to the use of alternative reference or benchmark rates.
In planning for the transition away from LIBOR, various financial industry groups encountered obstacles to converting certain longer-term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large US banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight US Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including SONIA in England. Both SOFR and SONIA, as

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well as certain other proposed replacement rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR need to be made to accommodate the differences. Liquid markets for newly-issued instruments that use an alternative reference rate are still developing. Consequently, there may be challenges for a Portfolio to enter into hedging transactions against instruments tied to alternative reference rates until a market for such hedging transactions develops.
Additionally, while many existing LIBOR-based instruments have contemplated a scenario where LIBOR is no longer available by providing for an alternative or “fallback” rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments have such fallback provisions. While it is expected that market participants will amend legacy financial instruments referencing LIBOR to include fallback provisions to alternative reference rates, there remains uncertainty regarding the willingness and ability of parties to add or amend such fallback provisions in legacy instruments maturing after the end of 2021, particularly with respect to legacy cash products. In March 2022, the US government enacted legislation (the Adjustable Rate Interest Rate (LIBOR) Act) to establish a process for replacing LIBOR in certain existing contracts governed by US law that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on SOFR, including certain spread adjustments and benchmark replacement conforming changes. Despite ongoing efforts among global government entities and other organizations to address transition-related uncertainties, the ultimate effectiveness of such efforts and the impact of the transition is not yet known.
Although the transition process away from LIBOR has become increasingly well-defined in advance of the cessation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Markets continue to develop slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. The termination of Reference Rates, such as LIBOR and any such effects of a termination as well as other unforeseen events, presents significant financial risks to the Portfolios.
LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, except for portfolios managed by PGIM, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a cross-hedge). A Portfolio will only enter into a cross-hedge if the Investment Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
LIQUIDATION OF PORTFOLIOS. Each Portfolio reserves the right to discontinue offering shares at any time, to merge or reorganize itself, or to cease operations and liquidate at any time.
MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of US banks, certificates of deposit, short-term obligations issued or guaranteed by the US Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the US, their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, US and foreign corporations.
MONEY MARKET FUND REFORM. In July 2023, the SEC adopted amendments to the rules that govern registered money market funds. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024; (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by

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the fund is less than 0.01% of the value of the shares redeemed, effective October 2, 2024; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment. When implemented, such amendments could impact the Portfolios' operations, performance, yields, and operating expenses.
Pursuant to investment policy changes approved by the Board, effective September 12, 2016, the PSF PGIM Government Money Market Portfolio (formerly known as the Money Market Portfolio) is managed as a US government money market fund under Rule 2a-7, which means that it invests at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. The Board has determined that the PSF PGIM Government Money Market Portfolio, as a “government money market fund”, is not subject to liquidity fees. The Board has reserved the power to change this determination with respect to liquidity fees, but such change would become effective only after providing appropriate prior notice to shareholders.
MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
The liquidity of asset-backed and mortgage-backed securities may change over time. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities.
To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
Most mortgage-backed securities are issued by Federal government agencies such as the Ginnie Mae, or by government sponsored enterprises such as the Freddie Mac or the Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. While certain mortgage-related securities receive government or private support, there is no assurance that such support will remain in place in the future. Additionally, mortgage-backed securities issued by government agencies or sponsored enterprises like Freddie Mac or Fannie Mae generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. Some mortgage-backed securities, including those issued by government agencies and government-sponsored enterprises, may be based on pools of loans that are originated by an affiliate of the Investment Manager.
In September 2008, the FHFA placed Fannie Mae and Freddie Mac under conservatorship and was appointed to manage their daily operations. In addition, the US Treasury entered into SPAs with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and principal by Freddie Mac. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

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Under the direction of the FHFA, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (UMBS) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA's and FHLMC's creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the US Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA's and FHLMC's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Portfolio.
In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.
Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from US federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.
The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.
Variable or floating rate securities include participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.
An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. While inverse floaters may expose a Portfolio to leverage risk, they do not constitute borrowings for purposes of a Portfolio’s restrictions on borrowings. For additional information relating to inverse floaters, please see “Indexed and Inverse Securities.”

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NON-STANDARD WARRANTS. From time to time, a Portfolio may use synthetic foreign equity securities derivatives in the form non-standard warrants, often referred to as low exercise price warrants or participatory notes or low exercise price options (LEPOs), to gain indirect exposure to issuers in certain countries, such as India. These securities are issued by banks and other financial institutions. The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. LEPOs entail the same risks as other over-the counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guaranty that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase the LEPO when a Portfolio wishes to sell it. A discussion of the risk factors relating to derivatives is set out in the subsection entitled “Risk Factors in Derivatives.”
OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the over-the-counter (OTC) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it owns an offsetting position in the underlying security or currency.
CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option held by a Portfolio gives that Portfolio the right but not the obligation to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right but not an obligation to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.
Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return.

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PARTICIPATION NOTES. Participation Notes (P-Notes) are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity securities, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with a Portfolio.
POSITION LIMITS. The CFTC and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular futures and options on futures contracts. Unless an exemption applies, all positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limit has been exceeded. Thus, even if the Portfolio does not intend to exceed applicable position limits, it is possible that positions held by different clients managed by the Manager, a Subadvisor and their affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Manager or a Subadvisor may have to be modified or positions held by a Portfolio may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Portfolio. A violation of position limits could also lead to regulatory action materially adverse to a Portfolio's investment strategy.
PSF PGIM Government Money Market Portfolio. The PSF PGIM Government Money Market Portfolio may choose to invest in certain government-supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.
PRIVATE INVESTMENT IN PUBLIC EQUITIES (PIPEs). PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, a Portfolio may bear the price risk from the time of pricing until the time of closing. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. A Portfolio may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the 1933 Act, as amended, the securities are restricted and cannot be immediately resold into the public markets. A Portfolio may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Portfolio to publicly resell its securities. However, the ability of a Portfolio to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective and the issuer’s right to suspend the Portfolio’s use of the resale registration statement, if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid investments.
QUANTITATIVE INVESTING RISK. The Manager or a subadviser may employ and/or rely on algorithms, models or other systems in connection with certain investment activities, including research, forecasting, selection and execution processes (together, Systems). These Systems rely heavily on the use of proprietary and nonproprietary data, software, hardware and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although they strive to do so, there can be no assurance that the Manager/subadviser will develop and use Systems appropriately and effectively. Errors may occur in the design, writing, testing, monitoring and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analyses, investment selections, portfolio construction, asset allocations, proposed trades, risk management and trading strategies depends on a number of factors, including the accuracy and quality of data inputs into the Systems, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, changes in market conditions, the successful integration of the various Systems into the portfolio selection and trading process, and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (System Incidents) that may adversely impact a Portfolio. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure to execute intended trades, or failure to identify hedging or other risk management opportunities or targets. Further, if incorrect market data is entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Most Systems require continual monitoring and enhancements, and there is no guarantee that such enhancements will be successful, or that Systems will operate as intended. The successful deployment of an investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process (i.e., where one System develops a potential recommended signal or possible trade, and another System interprets or

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optimizes that recommended signal or possible trade to facilitate a trade order). System Incidents may be difficult to detect and the Manager/subadviser may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Portfolio over time. There is no guarantee that measures taken to address a System Incident will be successful.
REAL ESTATE INVESTMENT TRUSTS (REITs). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax liability and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
RECENT EVENTS IN EUROPEAN COUNTRIES. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
The United Kingdom formally left the European Union (EU) on January 31, 2020 (a measure commonly referred to as “Brexit”). In December 2020, the United Kingdom and the EU entered into a new trading relationship. The agreement allows for continued trading free of tariffs, but institutes other new requirements for trading between the United Kingdom and the EU. The United Kingdom's departure from the customs union and the single market has rendered its access to EU markets significantly more restricted than it has been up to that point. Further, the agreement does not cover the United Kingdom's future relationship with the EU on financial services.

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The United Kingdom government has enacted legislation that will repeal, replace or otherwise make substantial amendments to EU laws that currently apply in the United Kingdom. It is impossible to predict the consequences of these amendments on the Portfolio and its investments. Such changes could be materially detrimental to investors.
Since the citizens of the United Kingdom voted via referendum to leave the EU in June 2016, global financial markets have experienced significant volatility due to the uncertainty around Brexit. Even with a new trading relationship having been established, there will likely continue to be considerable uncertainty about the potential impact of these developments on United Kingdom, European and global economies and markets. There is also the possibility of withdrawal movements within other EU countries and the possibility of additional political, economic and market uncertainty and instability. Brexit and any similar developments may have negative effects on economies and markets, such as increased volatility and illiquidity and potentially lower economic growth in the United Kingdom, EU and globally, which may adversely affect the value of a Portfolio’s investments. Whether or not a Portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could result in losses to the Portfolio, as there may be negative effects on the value and liquidity of the Portfolio’s investments and/or the Portfolio’s ability to enter into certain transactions.
A Portfolio may invest in securities issued by companies located in Russia, Ukraine or eastern Europe in general. Such securities markets suffers from a variety of problems described above in “FOREIGN INVESTMENT RISKS” not encountered in more developed markets. The inexperience of such securities markets and the limited volume of trading in securities in such markets may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Russia launched a large-scale invasion of Ukraine in February 2022, which resulted in the US government imposing sanctions on Russia. Any disruptions caused by military or other actions in the region (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on foreign governments in the region, companies headquartered or operating in the region, or individuals living and/or working in the region, including politicians, may impact the local economy and issuers of securities in which the Portfolio invests. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on foreign governments or companies in the region may impact the local economy and issuers of securities in which the Portfolio invests. Actual and threatened responses to such military action may also impact the markets for certain commodities, such as oil and natural gas, as well as other sectors of the local economy in the region, and may likely have collateral impacts on such sectors globally. Additional information about risks related to investments in Russia is included in the section below labeled “RUSSIAN FEDERATION INVESTMENT RISK”.
REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.
Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.
In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.
A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PGIM Investments pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.
RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the

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1940 Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their NAVs. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. See also “Investments in Other Investment Companies.”
RESTRICTIONS ON FOREIGN INVESTMENTS IN ASIA-PACIFIC COUNTRIES. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by investors. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors, or by temporary market closures in such countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. In addition, in 2020, Chinese exchanges were temporarily closed due to the outbreak of coronavirus, an infectious disease. To the extent that such restrictions, market closure, and other relevant market, trading and investment-specific considerations have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's holdings subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, investments may be withdrawn from the People's Republic of China only in US or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.
REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed-upon future date. The repurchase price consists of the sale price plus an incremental amount reflecting the interest cost to the Portfolio on the proceeds it has received from the initial sale. Reverse repurchase agreements involve the risk that the value of securities that the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Additionally, such transactions are only advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Interest costs on the proceeds received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those proceeds, resulting in reduced returns to shareholders. When a Portfolio enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Portfolio. In the event of default, a Portfolio may experience delays, costs, and losses, all of which may reduce returns to shareholders. Investing reverse repurchase proceeds may also have a leveraging effect on a Portfolio. A Portfolio’s use of leverage can magnify the effect of any gains or losses, causing the Portfolio to be more volatile than if it had not been leveraged.

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RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including: Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.
A Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. For example, the US government has enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which includes provisions for regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Various US regulatory agencies have implemented and are continuing to implement rules and regulations prescribed by the Dodd-Frank Act. The European Union, the United Kingdom, and some other jurisdictions are also in the process of implementing similar requirements that will affect a Portfolio when it enters into derivatives transactions with a counterparty organized in that jurisdiction or otherwise subject to that jurisdiction’s derivatives regulations. Because these requirements are evolving (and some of the rules are not yet final), their ultimate impact remains unclear. These regulatory changes or any new regulatory changes could, among other things, restrict a Portfolio’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions, and the Portfolio may be unable to execute its investment strategy as a result. See also “Derivatives” in this SAI for additional information regarding the Derivatives Rule under the 1940 Act.
Since 2021, the SEC has proposed and, in some cases, finalized several new rules regarding a wide range of topics related to the Portfolios. For example, the SEC has proposed new rules requiring the reporting and public disclosure of a manager’s positions in security-based swaps, including CDS, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps, new rules regarding beneficial ownership and public reporting by managers under Section 13 of the Exchange Act, and new rules requiring the central clearing of certain cash and repurchase transactions involving US Treasuries. The SEC has also adopted new rules that require managers to file monthly confidential reports with the SEC regarding equity short sales and related activity as well as a new rule that will require reporting and public disclosure of certain securities loan transaction information. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of fund advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for the Portfolios to execute certain investment strategies and may have a material adverse effect on a Portfolio’s ability to generate returns.
Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions may result in increased uncertainty about credit/counterparty risk and may also limit the ability of a Portfolio to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency, (or similar designation), a Portfolio’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to a Portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Portfolio's shares, the NAV of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio may only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts.

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There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the current market price and could result in a loss to the Portfolio.
It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and prevailing market conditions. Since foreign currency exchange transactions usually are conducted on a principal basis, no fees or commissions are involved.
RISK OF INVESTING THROUGH BOND CONNECT. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with Portfolio investments in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and the PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Portfolio. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Portfolio) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (CCDC) or the Shanghai Clearing House (SCH)). A Portfolio’s ownership interest in Bond Connect securities will not be reflected directly in book entries with CCDC or SCH, and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Portfolio to various risks, including the risk that the Portfolio may have a limited ability to enforce its rights as a bondholder, as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested, and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Portfolio may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or other operational reasons. Bond Connect trades are settled in RMB, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred, other than through Bond Connect, in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Portfolio’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case, they could be sold, but could no longer be purchased through Bond Connect. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Portfolio is unable to add to, or exit, its position and, therefore, may limit the Portfolio’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and they may have a detrimental effect on a Portfolio’s investments and returns.
RISK OF INVESTING THROUGH CIBM DIRECT. To the extent permissible by the relevant PRC regulations or authorities, certain Portfolios may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (CIBM), in compliance with the relevant rules issued by the People’s Bank of China (PBOC, including its Shanghai Head Office) in 2016, including the Announcement 2016 No.3 and its implementing rules (CIBM Direct Rules). An onshore trading and settlement agent shall be

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engaged by the subadviser to make the filing on behalf of the relevant Portfolio and conduct trading and settlement agency services for such Portfolio. PBOC will exercise on-going supervision over the onshore settlement agent and the Portfolios’ trading activity under the CIBM Direct Rules and may take relevant administrative actions, such as suspension of trading and mandatory exit against a Portfolio and/or the subadviser in the event of any noncompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further clarification and/or changes, which may adversely affect the Portfolios’ ability to invest in the CIBM.
RISK OF INVESTING THROUGH STOCK CONNECT. China A-shares (A-shares) are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the People’s Republic of China (PRC) known as the Qualified Foreign Institutional Investor and Renminbi (RMB) Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE is also permitted through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited (HKSCC), the SSE and China Securities Depository and Clearing Corporation Limited (CSDCC) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. Certain Portfolios may invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, a Portfolio’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Portfolio will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Portfolio from investing in A-shares on a timely basis, which could affect the Portfolio’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change.
Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Portfolio. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. For example, PRC regulations require that in order for an investor to sell any A-shares on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE. The Stock Exchange of Hong Kong (SEHK) carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (SSE Securities) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through Stock Connect. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible Stock Connect A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.
A-shares held through the nominee structure under Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of the Portfolio as the beneficial owner of the SSE Securities through HKSCC as nominee is not well defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Portfolio under PRC law is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the SSE Securities may not be regarded as held for the beneficial ownership of the Portfolio or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and keeps participants of Central Clearing and Settlement System (CCASS) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE-listed company.

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The Portfolio’s investments through Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Portfolio. Hong Kong’s Investor Compensation Portfolio is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Portfolio is carrying out Northbound trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Portfolio in the PRC.
Market participants are able to participate in Stock Connect subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house. Further, the “connectivity” in Stock Connect requires the routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of the SEHK and exchange participants. There is no assurance that these systems will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connect could be disrupted.
Stock Connect is subject to regulations promulgated by regulatory authorities for both exchanges. New regulations may be issued from time to time by the regulators and stock exchanges in PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connect. The Portfolio may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of PRC and Hong Kong differ significantly, and issues may arise based on these differences. In addition, the Portfolios’ investments in A-shares through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares obtained through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, the Portfolio at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has historically had a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for the Portfolio. The SSE currently applies a daily price limit, set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
RISK OF INVESTMENTS IN THE PEOPLE’S REPUBLIC OF CHINA (PRC). Certain Portfolios may invest in securities and instruments that are economically tied to the People’s Republic of China (PRC). The risks of investing in foreign securities and emerging market countries apply to investments economically tied to the PRC. In addition, investments economically tied to the PRC are subject to: (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small-market capitalization; (vii) less liquidity and limited accessibility by foreign investors; (viii) greater competition from regional economies; (ix) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for US dollars; (x) the relatively small size and absence of operating history of many Chinese companies; (xi) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xii) uncertainty and potential changes with respect to the rules and regulations of PRC market access programs through which such investments are made; (xiii) the commitment of the government of the PRC to continue with its economic reforms; and (xiv) the risk that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, natural disasters or health crises, such as the outbreak of an infectious disease and that such suspensions may be widespread. In addition, there is a lack of clarity in the laws and regulations of the PRC, and a lower level of regulation and enforcement activity in these securities markets relative to more developed international markets.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over, and involvement in, the economy. The PRC manages its currency at artificial levels relative to the US dollar, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the US dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency-denominated obligations and provision of preferential treatment to particular industries and/or companies. The PRC has historically been prone to natural disasters, such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events.

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The US President signed an executive order that prohibits US persons (which includes individuals and entities like the Portfolios) from purchasing or investing in publicly-traded securities of companies identified by the US government as “Communist Chinese military companies.” In January 2021, the US President signed another executive order that prohibits transactions identified by the US Secretary of Commerce with certain “Chinese connected software applications.” The orders could limit the Portfolios' ability to invest in certain Chinese companies' publicly-traded securities.
Furthermore, many Chinese companies have used complex organizational structures to address Chinese restrictions on foreign investment whereby foreign persons, through another entity domiciled outside of China, have limited contractual rights, including economic benefits, with respect to the Chinese company. While these structures are a longstanding practice in China, such arrangements are not formally recognized under Chinese law. There is a risk that the Chinese government may cease to tolerate these structures at any time or impose new restrictions. If Chinese regulators' tacit acceptance of these arrangements ceases, the value of such holdings would be negatively impacted. Moreover, since such arrangements are not recognized under Chinese law, remedies available to an investor would be limited. Foreign companies listed on US stock exchanges could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the SEC, the Public Company Accounting Oversight Board, or other US regulators. Future regulatory action may prohibit the ability of these organizational structures to receive the economic benefits of a Chinese company, which would cause the market value of such holding to lose substantial value.
Trade and military conflicts, as well as political and unsocial unrest, could also adversely affect the performance of investments in the region. Historical tensions between North Korea and South Korea, as well as between China and Taiwan, present the risk of war. Escalated tensions among these countries and any outbreak of hostilities, or even the threat of an outbreak of hostilities, could have a severe adverse effect on China, the entire Asian region, the United States, and beyond.
HONG KONG POLITICAL RISK. Hong Kong reverted to Chinese sovereignty on July 1, 1997, as a Special Administrative Region (SAR) of the PRC under the principle of “one country, two systems.” Although the PRC is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of the PRC. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive the PRC as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the US dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue, or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Portfolios' NAVs are denominated in US dollars, the establishment of an alternative exchange rate system could result in a decline in the Portfolios' NAVs.
RISK OF INVESTMENTS IN VARIABLE INTEREST ENTITIES. A Fund's investments in emerging markets may also include investments in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (VIE). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to US investors, the China-based companies and/or related individuals/entities indirectly raise capital from US investors without distributing ownership of the China-based companies to US investors. To Portfolio Management’s knowledge, the Chinese government has never approved VIE structures. Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company's securities may suffer significant economic losses. The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States. Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which

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raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.
RUSSIAN FEDERATION INVESTMENT RISK. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the US securities market, and should be considered highly speculative. Risks include: economic, political, and social instability; the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of a Portfolio’s assets invested in Russia as a result of expropriation; devaluation; certain national policies which may restrict a Portfolio’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market; and the imposition of sanctions and other similar measures. There can also be no assurance that a Portfolio’s investments in the Russian securities market would not be expropriated, nationalized, or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, a Portfolio could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. Any such disruptions caused by Russian military action or other actions (including terror attacks, cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and a Portfolio’s investments in Russian securities. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism, armed conflict or government interventions (such as the imposition of sanctions or other governmental restrictions on trade) causing disruptions of Russian oil and gas exports could negatively impact the Russian economy and, thus, adversely affect the financial condition, results of operations or prospects of related companies.
As a result of political and military actions undertaken by Russia, the United States and many other countries (Sanctioning Bodies) have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). These sanctions include, but are not limited to: a prohibition on doing business with certain Russian companies, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications “SWIFT,” the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The Sanctioning Bodies, or others, could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. These sanctions and the resulting market environment could result in the immediate freeze of Russian securities, commodities, resources, and/or funds invested in prohibited assets, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities and/or assets. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities, including cyber actions.
Russia’s invasion of Ukraine, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities, such as oil and natural gas. Any of these events could negatively impact a Portfolio’s investment in Russian securities. These sanctions have the possibility of impairing a Portfolio’s ability to invest in accordance with its investment strategy and/or to meet its investment objective. For example, a Portfolio may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, these sanctions may require a Portfolio to freeze its existing investments in Russian securities, thereby prohibiting the Portfolio from buying, selling, receiving or delivering those securities or other financial instruments. It is also possible that any counter measures or retaliatory action by Russia could further impair the value and liquidity of securities issued by Russian companies and may have an impact on the economies of other European countries and globally as well. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Portfolio could be significantly impacted, which could lead to such securities being valued at zero.
The Russian government may exercise substantial influence over many aspects of the Russian private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has taken bold steps, including military actions and alleged state sponsored cyberattacks against foreign companies and governments, to reassert its regional geopolitical influence. Such steps may increase tensions between Russia, its neighbors and Western countries, and may negatively affect its economic growth.

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SECURITIES LENDING. Unless otherwise noted, a Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio; (2) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the US government having at all times a value of not less than 100% of the value of the securities lent; and (3) the loan be made subject to termination by the Portfolio at any time. Goldman Sachs Bank, USA, d/b/a Goldman Sachs Agency Lending (GSAL), serves as securities lending agent for each Portfolio, and in that role administers each Portfolio’s securities lending program. As compensation for these services, GSAL receives a portion of any amounts earned by the Portfolio through lending securities. For more information about GSAL, see the “Other Service Providers - Securities Lending Activities” section later in this SAI.
A Portfolio may invest the cash collateral and/or it may receive a fee from the borrower. To the extent that cash collateral is invested, it will be invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Portfolio will be responsible for any loss that results from this investment of collateral.
On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Portfolio may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Portfolio bears the risk that there may be a delay in the return of the securities which may impair the Portfolio’s ability to exercise such rights.
SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Investment Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Investment Manager’s judgment, such disposition is not desirable.
While the process of selection and continuous supervision by the Investment Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Investment Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

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Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.
SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. A Portfolio may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.
A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, US Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by a Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. If a request for return of borrowed securities occurs at a time when other short sellers of the securities and/or currencies are receiving similar requests, a “short squeeze” can occur, and the Portfolio may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received in originally selling the securities short. In addition, the Portfolio may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities and/or currencies sold short by the Portfolio, such as certain emerging market country securities or securities of companies with smaller market capitalizations. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. Short sale borrowings are considered to be “derivative transactions” under Rule 18f-4 of the 1940 Act and therefore the Portfolios intend that any transactions involving short sale borrowings will be conducted in compliance with the requirements of Rule 18f-4.
SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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SPECIAL PURPOSE ACQUISITION COMPANIES.  A Portfolio may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC's IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded.  The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares.  Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US Government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio's ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC's shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities' prices. In addition to purchasing publicly traded SPAC securities, a Portfolio may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities).  No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
An investment in a SPAC is subject to a variety of risks, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; the Portfolio may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private  offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Portfolio unable to sell its interest in a SPAC or to sell its interest only at a price below what the Portfolio believes is the SPAC security's value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a

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Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in which a Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices (reference instruments). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities. Examples include the World Bank, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.
SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio). Swap agreements are considered to be “derivative transactions” under Rule 18f-4 of the 1940 Act and therefore the Portfolios intend that any transactions involving swap agreements will be conducted in compliance with the requirements of Rule 18f-4. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in the Portfolio and its counterparties posting higher amounts for uncleared swaps.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of US corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the US government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.
A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.
TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to a Portfolio thereunder. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis. If the total return swap transaction is entered into on other than a net basis, the full amount of a Portfolio's obligations will be accrued on a daily basis.
Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.
TRACERS AND TRAINS. Tradable Custodial Receipts or TRACERS represent an interest in a basket of investment grade corporate credits. Targeted Return Index Securities or TRAINS represent an interest in a basket of high yield securities of varying credit quality. Only the Jennison Value Portfolio may invest in TRAINS. Interests in TRACERS and TRAINS provide a cost-effective alternative to purchasing individual issues.
US GOVERNMENT SECURITIES. Certain Portfolios may invest in adjustable rate and fixed rate US Government securities. US Government securities are instruments issued or guaranteed by the US Treasury or by an agency or instrumentality of the US Government. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares. Not all US Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.
US Treasury securities include bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. US Government guarantees do not extend to the yield or value of the securities or a Portfolio's shares.
Securities issued by agencies of the US Government or instrumentalities of the US Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.
Certain Portfolios may also invest in component parts of US Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of US Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of US Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Portfolio may also invest in custodial receipts held by a third party that are not US Government securities. US Government securities may be affected by changing interest rates.

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WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.
WHEN-ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when-issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When-issued securities, delayed delivery securities and forward commitments are considered to be “derivative transactions” under Rule 18f-4 of the 1940 Act and therefore the Portfolios intended that any transactions involving when-issued securities, delayed delivery securities or forward commitments will be conducted in compliance with the requirements of Rule 18f-4.
There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.
ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (phantom income) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Portfolio accrues income with respect to these securities for US federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held by a Portfolio.
Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

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In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's holdings.
NET ASSET VALUES
Any purchase or sale of Portfolio shares is made at the NAV of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each Portfolio is typically determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The Trust will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. if the particular disruption directly affects only the NYSE. The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust's shares on days when the NYSE is closed but the primary markets for the Trust's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust's Portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under policies and procedures adopted and implemented by the Manager, the Trust's valuation designee. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Manager as the valuation designee for the respective Portfolios for which it serves as investment manager. The Manager may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the US because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.
The Manager may also use fair value pricing with respect to US traded securities if, for example, trading in a particular security is halted and does not resume before the Manager calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Manager uses to determine its NAV may differ from the security's published or quoted price. If the Manager needs to implement fair value pricing after the NAV publishing deadline but before shares of a Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing each Portfolio’s NAV, the Manager will value each Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when the Manager fair values securities, the Manager normally values each foreign security held by the Trust as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.
The NAV for each of the Portfolios other than the PSF PGIM Government Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. As explained below, the PSF PGIM Government Money Market Portfolio uses the amortized cost method of valuation, which is designed to permit the PSF PGIM Government Money Market Portfolio to maintain a stable NAV of $10.00 per share. Although the price of each share is designed to remain the same, the PSF PGIM Government Money Market Portfolio issues additional shares when dividends are declared.
To determine a Portfolio's NAV, its holdings are valued as follows:
Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

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A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.
All Short-term Debt Securities held by the PSF PGIM Government Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Manager has adopted and implemented policies and procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Portfolio other than the PSF PGIM Government Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PGIM Investments or a subadviser to be over-the-counter, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.
Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than US dollars shall be converted to US dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.
Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.
TAXATION
This section of the SAI provides additional information concerning US federal income tax treatment of each Portfolio and its shareholders. It is based on the Code, applicable US Treasury regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including with retroactive effect. The following discussion does not address any state, local or non-US tax matters. The Portfolios may or may not invest in all of the securities or other instruments described in this Taxation section. Please see each Portfolio's prospectus for information about its investments.
The following discussion is generally based on the assumption that the shares of each Portfolio will be respected as owned by Participating Insurance Companies through their separate accounts and other eligible persons or plans permitted to hold shares of the Portfolio pursuant to the applicable US Treasury regulations without impairing the ability of the Participating Insurance Company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”). If this is not the case and shares of a Portfolio held by separate accounts of Participating Insurance Companies are not respected as owned for US federal income tax purposes by those separate accounts, the person(s) determined to own the Portfolio shares will not be eligible for tax deferral and, instead, will be taxed currently on the Portfolio distributions and on the proceeds of any sale, transfer or redemption of Portfolio shares under applicable US federal income tax rules that may not be discussed herein.
The Trust has not requested and will not request an advance ruling from the IRS as to the US federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussion in each prospectus address only some of the US federal income tax considerations generally affecting

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investments in a Portfolio. In particular, because Participating Insurance Company separate accounts and Other Eligible Investors will be the only shareholders of the Portfolios, only certain US federal tax aspects of an investment in a Portfolio are described herein. Participating Insurance Companies include in their taxable income the net investment income derived from the investment of assets held in their subaccounts because the Participating Insurance Companies are considered the owners of these assets under US federal income tax law. A Participating Insurance Company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits (which can reduce a Participating Insurance Company’s US taxes on foreign source income) and the corporate dividend received deduction (which is a tax deduction for the insurance company, attributable to certain dividends received by a Portfolio if the Portfolio is treated as a partnership for US federal income tax purposes), are not passed on to subaccount owners since the Participating Insurance Company is the owner of the assets under US federal tax law and is taxed on the investment income generated by the assets. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investing in the Trust, including the application of US federal, state, local and non-US taxes.
Each Portfolio currently intends to be treated as a partnership for US federal income tax purposes and not as an association taxable as a corporation and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Portfolio considers itself to be a separate entity for US federal income tax purposes. Thus, each Portfolio and its shareholders should not be required to take into account the assets, operations, or shareholders of other series of the Trust for US federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Portfolio were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to an entity level tax on its earnings and profits at regular corporate income tax rates, and (ii) each insurance company separate account invested in the Portfolio would fail to satisfy the separate diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.
As a partnership, each Portfolio is generally not itself subject to US federal income taxes. Instead, each Portfolio’s income, gains, losses, deductions, credits and other tax items will be “passed through” pro rata directly to its shareholders (such as the Participating Insurance Companies), without regard to whether such partner has received or will receive corresponding distributions from the Portfolio. Allocations of these taxable items, for US federal income tax purposes, generally will be made in accordance with the economics of each Portfolio. Such items when allocated to a partner will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable partner such as an insurance company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Portfolio or other qualified plans investing in a Portfolio. Distributions by a Portfolio may be made in the form of additional shares (not in cash).
Under the Code, if the investments of a segregated asset account, such as the separate accounts of Participating Insurance Companies, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.
Generally, the investments of a segregated asset account are considered to be “adequately diversified” only if on the last day of a calendar quarter (or within 30 days after such last day): (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments (the “55%-70%-80%-90% diversification test”). Section 817(h) of the Code provides a safe harbor that a segregated asset account is considered “adequately diversified” if it meets a RIC’s diversification tests and no more than 55% of the value of the total assets of the account is attributable to cash, cash items (including receivables), US Government securities, and securities of other RICs.
In general, all securities of the same issuer are treated as a single investment for these purposes, and each US government agency or instrumentality is treated as a separate issuer. However, US Treasury regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a RIC or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the RIC or partnership. Under this look-through rule, if a Portfolio limits its shareholders to (i) life insurance companies whose separate accounts invest in the Portfolio for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Portfolio will be treated as owning (as a separate investment) its proportionate share of each asset of the Portfolio for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Portfolio qualifies as a partnership that is not a publicly traded partnership.
Each Portfolio is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code but may not satisfy the look-through rule. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Portfolio.

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Failure by a Portfolio to satisfy the Code Section 817(h) requirements by failing to comply with the 55%-70%-80%-90% diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract owner to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable US Treasury regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.
The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract owner’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a portfolio’s investment strategies are sufficiently broad to prevent a Contract owner from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Portfolios have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).
The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract owner has an impermissible level of investor control over a separate account. Contract owners should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.
As noted above, the foregoing discussion of US federal income tax consequences is based on US tax laws and US Treasury regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action, possibly with retroactive effect. A description of other tax considerations generally affecting the Trust and its shareholders is found in the section of the Prospectus entitled “US Federal Income Taxes.” In addition, there can be no assurance that a Portfolio will be able to continue to operate as currently described, or that a Portfolio will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Portfolio. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders. No attempt is made to present a detailed explanation of US federal, state, local or non-US tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.
The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Portfolio through an insurance company separate account or persons investing in a Portfolio through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the US federal, state, local and non-US income tax consequences to them of an investment in a Portfolio. Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Portfolios serve as underlying funding alternatives is contained in the prospectuses for those policies.
DISCLOSURE OF PORTFOLIO HOLDINGS
PORTFOLIOS OTHER THAN THE PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO. Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Trust's annual and semi-annual reports are posted on the Trust's website.
Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-PORT. The Trust files disclosure of each Portfolio’s complete holdings on Form N-PORT each month, with every third month made available to the public by the SEC 60 days after the end of the Portfolios’ first and third fiscal quarters.

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In addition, the Trust may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website no sooner than approximately three business days prior to the end of the following month. The Trust may also release, at a sleeve-level and/or the composite level, each Portfolio's top ten holdings (or in the case of a fund of funds the complete list of portfolio funds and/or the top ten holdings of the portfolio funds), and summary statistics regarding sectors, countries and/or industries and other characteristics, as of each month end, with all such information posted on the Trust’s website approximately 15 days after the end of the month, unless noted otherwise herein.
PSF PGIM GOVERNMENT MONEY MARKET PORTFOLIO. The PSF PGIM Government Money Market Portfolio will release complete portfolio holdings and certain other portfolio information to the SEC as filed on Form N-MFP and to its website as required by Rules 2a-7 and 30b1-7 of the 1940 Act.
When authorized by the Trust's Chief Compliance Officer and another officer of the Trust, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Trust has entered into ongoing arrangements to make available information about the Trust's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Trust's shares, third party providers of auditing, custody, proxy voting and other services for the Trust, rating and ranking organizations, and certain affiliated persons of the Trust, as described below. The procedures utilized to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, subadviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.
2. The request shall be forwarded to Prudential’s Retirement Strategies Investment Management and to the Chief Compliance Officer of the Trust, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of the Trust must be executed with the recipient of the Portfolio holdings information.
4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PGIM Investments’ law department.
5. Written notification of the approval shall be sent by such officer to PGIM Investments' Fund Administration Department to arrange the release of Portfolio holdings information.
6. PGIM Investments' Fund Administration Department shall arrange for the release of portfolio holdings information by the Portfolio's custodian bank(s).
As of the date of this Statement of Additional Information, the Trust will provide:
Traditional External Recipients/Vendors
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Full holdings on a daily basis to the Portfolio’s proxy voting agents at the end of each day;
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Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;
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Full holdings on a daily basis to each Portfolio's subadviser(s) (as identified in the Trust's Prospectus), custodian bank, sub-custodian (including foreign sub-custodians), if any, and accounting agents (which includes the custodian bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one subadviser, each subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the subadviser has responsibility;
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Full holdings on a daily basis to Goldman Sachs Bank USA, d/b/a Goldman Sachs Agency Lending (securities lending agent) at the end of each day;
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Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis;
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Full holdings to a Portfolio’s counsel on an as-needed basis;
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Full holdings to a Portfolio’s independent board members on an as-needed basis; and
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Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.
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Analytical Service Providers

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Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;
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Full holdings, on an as needed basis, to Zeno Consulting Group, LLC (an independent third-party transaction cost analysis company) as soon as practicable;
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Full holdings on a daily basis to FactSet Research Systems, Inc. (analytical services/investment research providers) at the end of each day;
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Full holdings on a daily basis to Bloomberg BVAL, S&P Global, ICE, LSEG, Lipper, and J.P. Morgan PricingDirect (securities valuation service providers) at the end of each day;
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Full holdings on a quarterly basis to Capital Institutional Services, Inc. (CAPIS) (investment research provider) when made available;
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Full holdings on a monthly basis to FX Transparency (foreign exchange/transaction analysis) when made available;
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Full holdings to ICE/Innocap (HedgeMark) (liquidity calculations) on a daily basis;
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Full holdings to Innocap (HedgeMark) (VaR calculations) on a daily basis (for funds that are full derivatives users pursuant to Rule 18f-4 under the 1940 Act).
In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Trust's Chief Compliance Officer and PGIM Investments' Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Investment Manager or the Trust receive any compensation or consideration in exchange for the portfolio holdings information.
The Board of the Trust has approved PGIM Investments' Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, be advised of any revisions to the list of recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Trust's disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which the Trust discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that the Trust's policies and procedures on portfolio holdings information will protect the Trust from the potential misuse of such information by individuals or entities that come into possession of the information.
PROXY VOTING
The Board has delegated to the Trust's investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Trust authorizes the Investment Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.
The Investment Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Investment Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Investment Manager or its affiliates.
The Investment Manager delegates to each Portfolio's subadviser(s) the responsibility for voting each Portfolio's proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the subadviser or its affiliates.

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The Investment Manager and the Board expect that the subadviser will notify the Investment Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Investment Manager expects that the subadviser will deliver to the Investment Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how each Portfolio of the Trust voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the Trust’s website and on the SEC's website at www.sec.gov.
CODES OF ETHICS
The Board of the Trust has adopted a Code of Ethics. In addition, the Investment Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, persons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the SEC.
LICENSES & MISCELLANEOUS INFORMATION
Each of the S&P 500 Index and S&P SmallCap 600 Index (collectively, the Index) is a product of S&P Dow Jones Indices LLC (SPDJI), and has been licensed for use by PGIM Quantitative Solutions LLC, Prudential Trust Company, The Prudential Insurance Company of America, Prudential Retirement Insurance and Annuity Company, PGIM, Inc. and PGIM Limited (collectively, Licensee). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Licensee’s product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, S&P Dow Jones Indices). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s product(s) particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s product(s) into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Licensee’s product(s) or the timing of the issuance or sale of Licensee’s product(s) or in the determination or calculation of the equation by which Licensee’s product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Licensee’s product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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APPENDIX I: DESCRIPTIONS OF SECURITY RATINGS
MOODY’S INVESTORS SERVICE, INC. (MOODY’S)
Long Term Ratings
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Short-Term Ratings
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Municipal Ratings
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
S&P Global Ratings (S&P)
Long-Term Issue Credit Ratings
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

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BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five

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business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Notes Ratings
An S&P Notes rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
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Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.
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Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
FITCH RATINGS LTD.
International Long-Term Credit Ratings
AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. AA ratings denote expectations of a very low default. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments to be met.
B: Highly Speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk. CCC ratings indicate that default is a real possibility.
CC: Very High Levels of Credit Risk. CC ratings indicate very high levels of credit risk. Default of some kind seems probable.
C: Near default. C indicates near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
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the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
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the formal announcement by the issuer or their agent of a distressed debt exchange; and
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a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

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D: Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
RD: Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
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the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; and
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the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel.
International Short-Term Credit Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
D: Default. Indicates the default of a short-term obligation.
Plus (+) or Minus (–): The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to AAA ratings and ratings below CCC. For the short-term rating category of F1, a “+” may be appended.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
JENNISON ASSOCIATES LLC (Jennison)
PROXY VOTING POLICY AND PROCEDURES
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company's operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison's proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client's securities, by contacting the client service representative responsible for the client's account.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company's Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom

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Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
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Jennison managing the pension plan of the issuer.
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Jennison or its affiliates have a material business relationship with the issuer.
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Jennison investment professionals who are related to a person who is senior management or a director at a public company.
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Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the

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upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client's account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals.
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A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials.
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
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Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
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Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
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Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
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Review all Guideline overrides.
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Review quarterly voting metrics and analysis published by the Proxy Team.
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Review accuracy of the application of Custom Guidelines
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Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
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Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns

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Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
J.P. MORGAN INVESTMENT MANAGEMENT INC. (J.P. Morgan)
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Fund, has been granted the authority to vote the proxies of any voting securities held in the Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Fund.
The Sub-Adviser and its affiliates (“JPMAM”) is part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with the Fund's objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser has encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMAM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary functions of each proxy committee include review and approval of the Guidelines annually and the provision of advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and, in the U.S., to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment Sub-Adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the proxy administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
When other types of potential material conflicts of interest are identified, the applicable proxy administrator and, as necessary and applicable, a legal and/or compliance representative from the applicable proxy committee will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Sub-Adviser will vote the proxy. In addressing any material conflict, the Sub-Adviser may take one or more of the following measures (or other appropriate action): removing certain

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Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an independent third party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party. In the event that the Fund, in the aggregate, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of Board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full Board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on Boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than three public Boards or serve on more than four public company Boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the Board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from Board chair, lead independent directors, or government committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the Board after having received less than majority of votes cast in the prior election.
The Sub-Adviser votes proposals to classify Boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the Board is composed of independent directors and the nominating committee is composed solely of such directors).
The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.
The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
The Sub-Adviser considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.
The Sub-Adviser supports Board refreshment, independence, and a diverse skill set for directors. As a matter of principle, the Sub-Adviser expects its investee companies to be committed to diversity and inclusiveness in their general recruitment policies as we believe such diversity contributes to the effectiveness of Boards. The Sub-Adviser will utilize its voting power to bring about change where Boards are lagging in gender and racial/ethnic diversity. The Sub-Adviser will generally vote against the chair of the Nominating Committee when the issuer does not disclose the gender or racial and ethnic composition of the Board, with adequate diversity data

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considered as adequate in instances where individual directors do not wish to disclose personal identification. The Sub-Adviser will also generally vote against the chair of the Nominating Committee when the issuer lacks any gender diversity or any racial/ethnic diversity unless there are mitigating factors such as recent retirement of relevant directors, a relatively new public company, and an ongoing search for a director.
The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.
The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:
The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.
In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.
The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or Board chair for companies that have lagged over several years.
With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.
The Sub-Adviser expects Boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics including diversity, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.
Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):
Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
The Non-U.S. Guidelines reflect the applicable region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, we use the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.
The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.
In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.
With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.
Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.
The Sub-Adviser is in favor of a unitary Board structure of the type found in the United Kingdom as opposed to tiered Board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered Board structures, in favor of unitary Boards. However, since tiered Boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary Board structure and local market practice will always be taken into account.
The Sub-Adviser will use its voting powers to encourage appropriate levels of Board independence and diversity, taking into account local market practice.
In particular, the EMEA Guidelines indicate that the Sub-Adviser expects Boards to have a strategy to improve female representation in particular. The EMEA Guidelines support the target of one-third of Board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).

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The Japan Guidelines include provisions on Board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of the Board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there are no female directors (more than one female director beginning in 2024, and at least 30% gender diversity before 2030).
The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender Boards and that such Boards would have 25% gender diverse representation before 2025, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.
The Sub-Adviser will usually vote against discharging the Board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the Board must be held accountable.
The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
The Sub-Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
The Sub-Adviser will generally vote against anti-takeover devices.
The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change.  The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.  With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provided, and whether the proposal would result in a competitive disadvantage for the company.
North American and Non-U.S. Guidelines. The North American and Non-U.S. Guidelines reflect the Sub-Adviser’s concerns that there may be restrictions on shareholder participation in a virtual only annual general meeting and believes such meetings should only be held in exceptional circumstances, such as during pandemic, and that companies should explain why it is necessary to hold the meeting in this manner.  Under the Guidelines, the Sub-Adviser generally votes for management proposal allowing for the convening of shareholder meetings by electronic means, so long as the governing documents do not prohibit in-person meetings.
LSV ASSET MANAGEMENT (LSV)
LSV Asset Management’s (LSV or the Firm) proxy voting responsibilities on behalf of a client’s account are expressly stated in the applicable agreement with such client. If LSV is responsible for voting proxies, the agreement with each client will typically state whether the votes will be cast in accordance with this proxy voting policy or in accordance with the client’s proxy voting policy. In either case, LSV will make appropriate arrangements with each account custodian to have proxies forwarded on a timely basis, and will endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials to the extent it is aware of such delays or problems. If the client elects to retain proxy voting responsibility, LSV will have no involvement in the proxy voting process for that client.
To satisfy its fiduciary duty in making any voting determination, an investment adviser must make the determination in the best interests of the client and must not place the investment adviser’s own interests ahead of the interests of the client. In addition, with respect to Employee Retirement Income Security Act of 1974 (ERISA) plan clients, LSV directs its voting activity solely in the interests of the participants and beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses.
In general, LSV’s quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. As a result, LSV does not consider proxy voting to be a material factor in its investment strategy or results. LSV, therefore, has retained an expert independent third party to assist in proxy voting, currently Glass Lewis & Co. (GLC). LSV’s selection of GLC was made after careful

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consideration of GLC’s proxy voting services, including related voting policies and expertise. GLC implements LSV’s proxy voting process, develops proxy voting guidelines and provides analysis of proxy issues on a case-by-case basis. Where LSV has been responsible for voting proxies for a client, LSV typically votes in accordance with GLC’s standard guidelines, as updated from time to time, which can be found at https://www.glasslewis.com/guidelines. For new clients who wish to make LSV responsible for voting proxies, LSV intends to vote in accordance with GLC’s climate guidelines, as updated from time to time, which are described by GLC at https://www.glasslewis.com/climate-policy, and which may be obtained from LSV and applied to existing clients’ accounts upon request. LSV describes available GLC guidelines to clients on at least an annual basis. Those guidelines generally are aligned with LSV’s investment goals, and LSV’s use of GLC, therefore, is not a delegation of LSV’s fiduciary obligation to vote proxies for clients. GLC’s guidelines have been developed based on, among other things, GLC’s focus on facilitating shareholder voting in favor of governance structures that drive performance and create shareholder value. LSV believes that GLC’s guidelines are reasonably designed to ensure that proxies are voted in the best interests of LSV’s clients. Although it is expected to be rare, LSV reserves the right to vote issues contrary to, or issues not covered by, GLC’s guidelines when LSV believes it is in the best interests of the client and LSV does not have a material conflict of interest. In certain circumstances, clients are permitted to direct their vote in a particular solicitation. Direction from a client on a particular proxy vote will take precedence over GLC’s guidelines. Where the client has engaged LSV to vote proxies and has also provided proxy voting guidelines to LSV, those guidelines will be followed with the assistance of GLC.
GLC assists LSV with voting execution, including through an electronic vote management system that allows GLC to: (1) populate each client’s votes shown on GLC’s electronic voting platform with GLC’s recommendations under applicable guidelines (pre-population); and (2) automatically submit the client’s votes to be counted (automated voting). There will likely be circumstances where, before the submission deadline for proxies to be voted at the shareholder meeting, an issuer intends to file or has filed additional soliciting materials with the Securities and Exchange Commission regarding a matter to be voted upon. It is possible in such circumstances that LSV’s use of pre-population and automated voting could result in votes being cast that do not take into account such additional information. In order to address this concern, GLC actively monitors information sources for supplemental or updated information and has in place a system to allow for issuer feedback on its voting recommendations. Such updated information and feedback is considered by GLC and voting recommendations are modified as appropriate. LSV’s pre-populated votes would then also be automatically updated. GLC’s processes in this area are part of LSV’s review of their services as described below.
LSV conducts a number of periodic reviews to seek to ensure votes are cast in accordance with this policy and applicable GLC guidelines. In addition, on a semi-annual basis, LSV requires GLC to, among other things, provide confirmations regarding its policies and procedures and reporting on any changes to such policies and procedures. As part of such semi-annual process, LSV also obtains information regarding the capacity and competency of GLC to provide proxy advisory services to LSV.
In the voting process, conflicts can arise between LSV’s interests and that of its clients, or between clients’ interests due to each client’s objectives. In such situations, LSV will continue to vote the proxies in accordance with the recommendations of GLC based on each client’s applicable guidelines. A written record will be maintained explaining the reasoning for the vote recommendation. LSV also monitors GLC’s conflicts of interest policies and procedures on a periodic basis.
LSV may be unable or may choose not to vote proxies in certain situations. For example, and without limitation, LSV may refrain from voting a proxy if (i) the cost of voting the proxy exceeds the expected benefit to the client, (ii) LSV is not given enough time to process the vote, (iii) voting the proxy requires the security to be “blocked” or frozen from trading or (iv) it is otherwise impractical or impossible to vote the proxy, such as in the case of voting a foreign security that must be cast in person.
Clients may receive a copy of this proxy voting policy and LSV’s voting record for their account by request. In addition, clients are sent a copy of their respective guidelines and a summary of other available options on an annual basis and may elect to change their guidelines at any time. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.
LSV may modify this policy and use of GLC from time to time.
Recordkeeping
LSV will retain:
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Copies of its proxy voting policies and procedures.
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A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).
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A record of each vote cast on behalf of a client (maintained by the proxy voting service).
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A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service and/or the Firm).

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A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.
LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.
The above listed information is intended to, among other things, enable clients to review LSV’s proxy voting procedures and actions taken in individual proxy voting situations.
LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place.
Consideration of Environmental, Social and Governance Factors
LSV became a signatory to the Principles for Responsible Investment (“PRI”) in April 2014. GLC is also a signatory to the PRI. The PRI provides a framework, through its six principles, for consideration of environmental, social and governance (ESG) factors in portfolio management and investment decision-making. The six principles ask an investment manager, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI principles within the investment industry; (5) work to enhance its effectiveness in implementing the PRI principles; and (6) report on its activities and progress toward implementing the PRI principles. Voting in favor of effective disclosure and governance of ESG issues to drive performance and create shareholder value is incorporated into GLC’s standard guidelines, as well as a supplement GLC maintains for shareholder initiatives. GLC’s climate guidelines are substantially similar, but go further to encourage enhanced disclosure of climate-related governance measures, risk mitigation, and metrics or targets. In each case, GLC's guidelines emphasize assessing the financial implications of ESG issues in context of a company's operations. Thus, by utilizing these GLC guidelines, LSV seeks to apply the PRI and incorporate ESG issues into its proxy voting decision-making processes in a manner consistent with its fiduciary duties. Further, LSV is able to offer to interested clients upon request, GLC's ESG-focused guidelines that include an additional level of analysis intended to encourage outcomes that are consistent with widely-accepted enhanced ESG practices.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2024
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.The MFS Proxy Voting Policies and Procedures include:
Our approach to proxy voting is guided by the following additional principles:
1.
Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client

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portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2.
Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3.
Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.
4.
Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5.
Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.
VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
BOARD STRUCTURE AND PERFORMANCE
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominating committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee

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to the board if as a result of such nominee’s elections these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For Canada and US companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Australia, Benelux, Ireland, New Zealand, Switzerland, and UK companies MFS generally votes against any non-independent nominee that would cause the audit or compensation/remuneration committee to not be fully independent.
For Korea companies MFS generally votes against any non-independent nominee that would cause the audit committee to not be fully independent. In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
In general, MFS believes that good governance is enabled by a board with at least a simple majority of directors who are independent and whose key committees consist entirely of independent directors. While there are currently markets where we accept lower levels of independence, we expect to expand these independence guidelines to all markets over time.
Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company’s board or we identify other concerns that suggest more immediate refreshment is necessary.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances.
MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.
As a general guideline, MFS will generally vote against a director’s election if they:
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Are not a CEO or executive chair of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) public boards for companies in other non-US markets.
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Are a CEO or executive chair of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside public company boards for companies in non-US markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.
MFS may consider exceptions to this guideline if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law), or (iii) after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in one or a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting guideline.
On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting guideline towards this over time.

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Currently, where data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
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At US, Canadian, European, Australian, New Zealand companies: less than 24%.
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At Brazilian companies: less than 20%
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At Chinese, Hong Kong, Indian, Japanese, Korean, Chilean and Mexican companies: less than 10%.
As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.
MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.
For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board's ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
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There are concerns with a director or board regarding performance, governance or oversight, which may include:
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Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
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A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer's charter documents; or
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Allowing the hedging and/or significant pledging of company shares by executives.
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A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
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The board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders;
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The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda (including those related to net-operating loss carry-forwards); or
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In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.
OTHER ITEMS RELATED TO BOARD ACCOUNTABILITY:

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Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent:
MFS believes a threshold of 15-25% is an appropriate balance of shareholder and company interests, with thresholds of 15% for large and widely held companies.
MFS will generally support management proposals to establish these rights. MFS will generally support shareholder proposals to adjust existing rights to within the thresholds described above. MFS may also support shareholder proposals to establish the right at a threshold of 10% or above if no existing right exists and no right is presented for vote by management within the threshold range described above.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
Independent chairs: MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.
Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at US issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
ITEMS RELATED TO SHAREHOLDER RIGHTS:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share one-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

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Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
ITEMS RELATED TO CAPITALIZATION PROPOSALS, CAPITAL ALLOCATION AND CORPORATE ACTIONS:
Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.
INDEPENDENT AUDITORS
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
EXECUTIVE COMPENSATION
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where we believe:
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The plan is aligned with the company’s current strategic priorities with a focused set of clear, suitably ambitious and measurable performance conditions;
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Practices of concern may include an incentive plan without financial performance; conditions, without a substantial majority weighting to quantitative metrics or that vests substantially below median performance.
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Meaningful portions of awards are paid in shares and based on long performance periods (e.g., at least three years);
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Awards and potential future awards, reflect the nature of the business, value created and the executive’s performance;
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Practices of concern may include large windfall gains or award increases without justification.
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Awards are fair, not detrimental to firm culture and reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative); and
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Practices of concern may include one-off awards without justification or robust performance conditions, equity awards repriced without shareholder approval, substantial executive or director share pledging, egregious perks or substantial internal pay imbalances.
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The calculation and justification for awards is sufficiently transparent for investors to appraise alignment with performance and future incentives.
MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern by using both internal research and the research of third-party service providers. Where such practices are identified, MFS will then analyze the compensation

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practices in light of relevant facts and circumstances. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
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The incentives should be tied to issues that are financially material for the issuer in question.
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They should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures.
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The weighting of incentives should be appropriately balanced with other strategic priorities.
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
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Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at US issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
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Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
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Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
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MFS votes against consecutive pay votes;
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MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly;
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MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that we believe are detrimental the long-term success of the company; or
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An advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
SHAREHOLDER PROPOSALS ON EXECUTIVE COMPENSATION
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:

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Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
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Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
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Expressly prohibit the backdating of stock options; or,
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Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
ENVIRONMENTAL AND SOCIAL PROPOSALS
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically be assessed on a case-by-case basis.
For example, MFS may support reasonably crafted proposals:
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On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company's data; or request appropriately robust and ambitious plans or targets.
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Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
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On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
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On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
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On tax: that request reporting in line with the GRI 207 Standard on Tax.
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On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
B. GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

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b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c.
Considers special proxy issues as they may arise from time to time; and
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Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.
2.
Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS identifies and evaluates a potentially concerning executive compensation issue in relation to an advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst for proposals relating to a merger, an acquisition, a sale of company assets or other similar transactions (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

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For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.
Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2. Analyzing and Voting Proxies

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Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the stewardship team will likewise consult with MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3. Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a US security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a US security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-US securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-US securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-US security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4. Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to

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two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D. ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardshipteam@mfs.com.
E. RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F. REPORTS
US Registered MFS Funds
MFS publicly discloses the proxy voting records of the US registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the US registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a US issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the US registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients

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MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
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1 MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of a third party (e.g., proxy advisory firm).
2 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).
3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
PGIM, INC. (PGIM)
PROXY VOTING POLICIES OF THE SUBADVISER
VOTING APPROACH OF PGIM ASSET MANAGEMENT UNITS
PGIM Fixed Income. PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income’s policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income’s judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-US holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-US securities on a best efforts basis if it determines that voting is in the best interests of its clients.
Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income’s proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the account management representative responsible for the client’s account.
PGIM Quantitative Solutions LLC
Description of PGIM Quantitative Solutions Proxy Voting Policies. It is the policy of PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) to vote proxies on client securities in the best long-term economic interest of its clients (i.e., the mutual interests of clients in seeing the appreciation in value of a common investment over time). In the case of pooled accounts, PGIM Quantitative Solutions’ policy

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is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or potential conflict of interest between PGIM Quantitative Solutions and its clients or affiliates, PGIM Quantitative Solutions votes in accordance with the policy of its proxy voting advisor rather than its own policy.
PGIM Quantitative Solutions’ proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Quantitative Solutions’ judgment of how to further the best long-range economic interest of its clients through the shareholder voting process. They also reflect PGIM Quantitative Solutions’ general philosophy on corporate governance matters and its approach to governance and other issues that may often arise when voting ballots on the various securities held in client accounts. PGIM Quantitative Solutions’ guidelines are not intended to limit the analysis of individual issues at specific companies nor do they indicate how it will vote in every instance. Rather, they express PGIM Quantitative Solutions’ views about various ballot issues generally, and provide insight into how it typically approaches such issues. PGIM Quantitative Solutions may consider Environmental, Social and Governance (ESG) factors in its voting decisions. Where ballot issues are not addressed by PGIM Quantitative Solutions’ policy, or when circumstances may suggest a vote not in accordance with its established guidelines, PGIM Quantitative Solutions’ voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal as well as any circumstances that may result in restrictions on trading the security. Case-by-case, or manual, evaluation of a ballot item entails consideration of various, specific factors as they relate to a particular issuer and/or proposed action. For example, when performing manual evaluation of a ballot item relating to executive compensation (which will generally occur if PGIM Quantitative Solutions receives research suggesting a vote “against” the item), we consider such factors as stock performance, financial position and compensation practices of the issuer relative to its peers, change in control, tax gross-up and clawback policies of the issuer, pay inequality and other corporate practices, although not all factors may be relevant or of equal significance to a specific matter. With respect to contested meetings, which we always vote on a case-by-case basis, we consider research provided by PGIM Quantitative Solutions’ proxy advisor as well as other sources of information available in the marketplace, in order to understand the issues on both sides of the contest and determine our view. With respect to mergers and acquisitions, we consider whether a fairness opinion as to valuation has been obtained. With respect to non-US holdings, PGIM Quantitative Solutions takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences, and generally votes non-US securities on a best efforts basis if PGIM Quantitative Solutions determines that voting is in the best economic interest of its clients. PGIM Quantitative Solutions may be unable to vote proxies in countries where clients or their custodians do not have the ability to cast votes due to lack of documentation or operational capacity, or otherwise. The Fund determines whether fund securities out on loan are to be recalled for voting purposes and PGIM Quantitative Solutions is not involved in any such decision. PGIM Quantitative Solutions’ Proxy Voting Committee includes representatives of PGIM Quantitative Solutions’ Investment, Operations, Compliance, Risk and Legal teams. This committee is responsible for interpreting the proxy voting policy, identifying conflicts of interest, and periodically assessing the effectiveness of the policies and procedures.
PGIM Quantitative Solutions utilizes the services of a third party proxy voting advisor, and has directed the proxy advisor, upon receipt of proxies, to vote in a manner consistent with PGIM Quantitative Solutions’ established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). PGIM Quantitative Solutions conducts regular due diligence on its proxy advisor. In accordance with its obligations under the Advisers Act, PGIM Quantitative Solutions provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.
T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATESPROXY VOTING POLICIES AND PROCEDURES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

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Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

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Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote

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client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.(2)
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

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T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
(1)This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy
(2)The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.
WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC (WBIM)
Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of section 206(4) of the Act for an investment adviser to exercise voting authority with respect to client securities, unless:
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the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients
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the adviser describes its proxy voting procedures to its clients and provides copies on request, and
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the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.
This statement sets forth the proxy voting policy and procedures of WBIM. It is provided to all covered clients as described below even if WBIM currently does not have authority to vote proxies for their account.
The Department of Labor (DOL) has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. WBIM is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission (SEC) requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. Registered investment advisers are required to identify potential conflicts involved in the voting of proxies and meet specific recordkeeping and disclosure requirements. On June 30, 2014, the staff of the SEC Divisions of Investment Management and Corporation Finance issued Staff Legal Bulletin No. 20, which provides guidance on investment advisers’ responsibilities in voting client proxies and retaining proxy advisory firms.  On August 21, 2019, the staff of the SEC Division of Investment Management issued Release Nos. IA-5325 and IC-33605, Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers. This policy is intended to comply with the applicable rules and guidance of the DOL and the SEC.
General Policy
WBIM shall vote the proxies of its clients solely in the best interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them, and shall not place WBIM’s own interests ahead of the interests of its clients. WBIM shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. WBIM is not responsible for voting proxies it does not receive in a timely manner. However, WBIM will make reasonable efforts to obtain missing proxies. For clients participating in a securities lending program via their custodian, WBIM will not be eligible to vote proxies for the portion of shares on loan.
WBIM has adopted the Voting Guidelines of an independent proxy advisory firm (the Proxy Administrator)1. All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines, which are designed to address matters typically arising in proxy votes. In instances where WBIM has implemented a client provided proxy voting policy, WBIM will vote in accordance with the client’s policy at all times even if the client’s policy is inconsistent with WBIM’s vote. In addition, if a client expressly directs in writing how an issue should be voted, WBIM will cast the vote with respect to such issue in the manner directed by the client. In the case when nominee voting is not allowed it may be impractical for WBIM to participate in those particular votes.
WBIM does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, the Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise. For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Committee. In addition, portfolio managers and analysts covering specific companies are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Committee of

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circumstances where the interests of WBIM’s clients may warrant a vote contrary to the Voting Guidelines. In such instances, the portfolio manager or analyst will submit a written rationale to the Proxy Committee. In each case, the Proxy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Committee reviews the Proxy Voting Policy and procedures annually and shall revise its guidelines as events warrant.
Conflicts of Interest Policy
WBIM is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:
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An affiliate of WBIM has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months
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A principal or employee of WBIM or an affiliate currently serves on the company’s Board of Directors
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WBIM, its principals, employees and affiliates, in the aggregate, own 1% or more of the company’s outstanding shares
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The Company is a client of WBIM
In the event that any of the above potential conflicts of interest arise, or the Proxy Committee otherwise determines that a potential conflict of interest exists, the Proxy Committee will vote all proxies for that company in the following manner:
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If our Voting Guidelines indicate a vote “For” or “Against” a specific issue WBIM will continue to vote according to the Voting Guidelines
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If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, WBIM will vote consistent with the voting recommendation provided by the Proxy Administrator
Oversight of Proxy Administrator
WBIM believes that contracting with the Proxy Administrator to provide services including:
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Providing research and analysis regarding the matters subject to a vote
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Promulgating general voting guidelines
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Making voting recommendations on specific matters subject to vote
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Can reduce burdens for WBIM and potentially reduce costs for WBIM clients as compared to conducting them in-house.
The Proxy Administrator assists WBIM with voting execution, including through an electronic vote management system that allows the Proxy Administrator to:
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populate WBIM’s votes shown on the Proxy Administrator’s electronic voting platform with the Proxy Administrator’s recommendations based on WBIM’s voting instructions to the firm (“pre-population”), and
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automatically submit WBIM’s votes to be counted (“automated voting”).
WBIM shall provide reasonable oversight of the Proxy Administrator. In providing oversight, WBIM will seek to ascertain whether the Proxy Administrator has the capacity and competency to adequately analyze proxy issues. Specific oversight responsibilities will include the following: On at least an annual basis, the Proxy Committee will assess:
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Whether the Proxy Administrator has the competency and capacity to adequately analyze the matters for which WBIM is responsible for voting, including the adequacy and quality of the Proxy Administrator’s staffing, personnel and technology
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Assess whether the Proxy Administrator has adequate policies and procedures to:
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Enable it to make proxy voting recommendations based on current and accurate information, including whether it has an effective process for seeking timely input from issuers and its clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes
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If peer group constructions are a component of the evaluation does the Proxy Administrator incorporate appropriate input in formulating its methodologies for construction of peer groups, including taking into account unique characteristics of the issuer including, to the extent available,
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The issuer’s size
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Its governance structure
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Its industry and any particular practices unique to that industry
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Its history
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Its financial performance
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Identify and address conflicts of interest relating to its voting recommendations, including:
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Conflicts relating to the provision of proxy voting recommendations and proxy voting services generally

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Conflicts relating to activities other than proxy voting recommendations and proxy voting services generally
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Conflicts presented by certain affiliations, including whether a third party with significant influence over the Proxy Administrator has taken a position on a particular voting issue or voting issues more generally
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Are the Proxy Administrator’s methodologies used in formulating recommendations adequately disclosed such that WBIM can understand the factors underlying the recommendation
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Identify the nature of any third-party information sources the Proxy Administrator uses as a basis for its recommendations and when and how it engages with issuers and third parties
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Provide adequate disclosure of the Proxy Administrator’s actual and potential conflicts of interest with respect to the services it provides to WBIM, including whether the Proxy Administrator has provided consulting services to an issuer, and, if so, any compensation paid or whether a proponent of a shareholder proposal or an affiliate of the proponent is or has been a client of the Proxy Administrator
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WBIM personnel responsible for the administration of proxy voting shall periodically review a sample of votes recommended by the Proxy Administrator for consistency with the Voting Guidelines and report any inconsistencies to the Proxy Committee. The sample should include proxy votes that relate to proposals that may require more issuer-specific analysis (e.g. mergers and acquisitions, dissolutions, conversions or consolidations), to assist in evaluating whether WBIM’s voting determinations are consistent with its voting policies and procedures and in its clients’ best interest. WBIM personnel shall periodically review a sample of votes before the votes are cast for consistency with these procedures and client best interest which may include:
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A sample of “pre-populated” votes
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A sample of “automated votes”
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Consideration of additional information that becomes available regarding a particular proposal after or around the same time that WBIM’s votes have been pre-populated but before the submission deadline for proxies to be voted at the shareholder meeting, which may include an issuer or shareholder proponent’s additional definitive proxy materials or other information conveyed to WBIM that could reasonably be expected to affect WBIM’s voting determination
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Matters where WBIM’s policies do not address how it should vote a particular matter, or whether the matter is highly contested or controversial
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WBIM personnel responsible for proxy voting shall periodically assess the extent to which potential factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis (that the investment adviser becomes aware of and deems credible and relevant to its voting determinations) materially affected the Proxy Administrator’s research or recommendations that the investment adviser utilized.
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WBIM personnel responsible for proxy voting shall periodically inquire whether the Proxy Administrator has learned that any recommendation was based on a factual errors, potential incompleteness, or potential methodological weaknesses in the Proxy Administrator’s analysis, and, if so, WBIM shall investigate the factual errors, potential incompleteness, or potential methodological weaknesses and evaluate whether the Proxy Administrator is taking steps to mitigate making such errors in the future and report any such errors, as well as their resolution to the Proxy committee
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WBIM personnel responsible for proxy voting shall consider the effectiveness of the Proxy Administrator’s policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. As part of this assessment, WBIM should consider the following:
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The Proxy Administrator’s engagement with issuers, including the firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter, and the firm’s process, if any, for investment advisers to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner
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The Proxy Administrator’s efforts to correct any identified material deficiencies in the proxy advisory firm’s analysis
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The Proxy Administrator’s disclosure regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions
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The Proxy Administrator’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote
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WBIM personnel responsible for proxy voting shall require the Proxy Administrator to update on business changes that may impact the Proxy Administrator’s capacity and competency to provide proxy voting advice or conflict of interest policies and procedures
International Markets and Share Blocking Policy
In some cases proxy votes cast by WBIM for clients may be rejected in certain markets. Some non-US markets have additional requirements for custodians in order to process votes in those markets. Two specific cases include Power of Attorney documentation and Split Voting. Power of Attorney documentation authorizes a local agent to facilitate the voting instruction on behalf of the client in the local market. If the appropriate documentation is not available for use, a vote instruction may be rejected. Split Voting occurs when a custodian utilizes an omnibus account to aggregate multiple customer accounts for voting into a single voting record. If one portion of the holdings would like to vote in one manner (“FOR”) and another portion would like to vote in another manner (“AGAINST”), the custodian needs to ensure they are authorized to split the vote for an agenda item in certain markets.

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In international markets where share blocking applies, WBIM typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. WBIM shall not subordinate the interests of participants and beneficiaries to unrelated objectives.
Recordkeeping and Disclosure
Pursuant to this policy, WBIM will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by WBIM that are material to making a decision how to vote, or that memorialize the basis for the decision.
Upon a client’s request to the Proxy Administrator, WBIM will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate WBIM’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.
The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with WBIM’s Form ADV, Part 2A. With respect to the WBIM Funds, the policies and procedures used to determine how to vote proxies relating to securities held in their portfolios will be reflected in the Statement of Additional Information.
1WBIM has engaged Institutional Shareholder Services Inc. (ISS) to assist in the administration and voting of proxies. The complete Voting Guidelines (proxy voting policies) across all markets are available on ISS’s website at:
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-US-Voting-Guidelines.pdf and
https://www.issgovernance.com/file/policy/active/specialty/Sustainability-International-Voting-Guidelines.pdf

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PART C
OTHER INFORMATION
Item 28. Exhibits.
(a)(1) Certificate of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(a)(2) Agreement and Declaration of Trust of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(b) By-laws of The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(c) Not applicable
(d)(1)(i) Management Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement filed December 29, 2005 (File No. 002-80896).
(d)(1)(ii) Amendment to Management Agreement dated February 16, 2016. Incorporated by reference to Post-Effective Amendment No. 71 to this Registration Statement, filed April 15, 2016 (File No. 002-80896).
(d)(1)(iii) Amendment to Fee Schedule. Incorporated by reference to Post-Effective Amendment No. 79 to this Registration Statement, filed April 17, 2018 (File No. 002-80896).
(d)(1)(iv) Contractual investment management fee waivers and/or contractual expense caps for PSF Global Portfolio, PSF Mid-Cap Growth Portfolio, PSF Flexible Managed Portfolio, PSF Natural Resources Portfolio, and PSF PGIM High Yield Bond Portfolio. Incorporated by reference to Post-Effective Amendment No. 93 to this Registration Statement, filed April 18, 2023 (File No. 002-80896).
(d)(2) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Jennison Associates LLC for the Jennison Portfolio (now known as PSF PGIM Jennison Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(3)(i) Subadvisory Agreement between PGIM Investments LLC and J.P Morgan Investment Management Inc. for the SP Prudential U.S Emerging Growth Portfolio (now known as PSF Mid-Cap Growth Portfolio). Incorporated by reference to Post-Effective Amendment No. 81 to this Registration Statement, filed April 17, 2019 (File No. 002-80896).
(d)(3)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC and J.P. Morgan investment Management Inc. for the PSF Mid-Cap Growth Portfolio. Incorporated by reference to Post-Effective Amendment No. 93 to this Registration Statement, filed April 18, 2023 (File No. 002-80896).
(d)(4) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Jennison Associates LLC for the Jennison Value Portfolio (now known as PSF PGIM Jennison Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(5) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Jennison Associates LLC for the Equity Portfolio (now known as PSF PGIM Jennison Blend Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
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(d)(6)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and LSV Asset Management for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(6)(ii) Amendment dated January 1, 2019, to Subadvisory Agreement between PGIM Investments LLC and LSV Asset Management for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 92 to this Registration Statement, filed April 13, 2022 (File No. 002-80896).
(d)(7)(i) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and T. Rowe Price Associates, Inc. for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(7)(ii) Amendment to Subadvisory Agreement between PGIM Investments LLC (formerly known as Prudential Investments LLC) and T. Rowe Price Associates, Inc for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(8) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and William Blair & Company, LLC for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(9) Subadvisory Agreement dated March 15, 2022, between PGIM Investments LLC and Massachusetts Financial Services Company for the Global Portfolio (now known as PSF Global Portfolio). Incorporated by reference to Post-Effective Amendment No. 92 to this Registration Statement, filed April 13, 2022 (File No. 002-80896).
(d)(10) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as PGIM Quantitative Solutions LLC) for the Conservative Balanced Portfolio (now known as PSF PGIM 50/50 Balanced Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(11) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc., and PGIM Limited for the Conservative Balanced Portfolio (now known as PSF PGIM 50/50 Balanced Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(12) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as PGIM Quantitative Solutions LLC) for the Flexible Managed Portfolio (now known as PSF PGIM Flexible Managed Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(13) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc., and PGIM Limited for the Flexible Managed Portfolio (now known as PSF PGIM Flexible Managed Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(14) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the Government Income Portfolio (now known as PSF PGIM Government Income Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(15) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc., and PGIM Limited for the High Yield Bond Portfolio (now known as PSF PGIM High Yield Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
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(d)(16) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Prudential Investment Management, Inc. (now known as PGIM, Inc.) for the Government Money Market Portfolio (now known as PSF PGIM Government Money Market Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(17) Subadvisory Agreement between PGIM Investments LLC, and PGIM, Inc., and PGIM Limited for the Diversified Bond Portfolio(now known as PSF PGIM Total Return Bond Portfolio). Incorporated by reference to Post-Effective Amendment No. 84 to this Registration Statement filed April 16, 2020 (File No. 002-80896).
(d)(18) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as PGIM Quantitative Solutions LLC) for the Small Capitalization Stock Portfolio (now known as PSF Small-Cap Stock Index Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(19) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC) and Quantitative Management Associates LLC (now known as PGIM Quantitative Solutions LLC) for the Stock Index Portfolio (now known as PSF Small-Cap Stock Index Portfolio). Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(d)(20) Subadvisory Agreement dated June 13, 2022, between PGIM Investments LLC and T. Rowe Price Associates, Inc. for the PSF Natural Resources Portfolio). Incorporated by reference to Post-Effective Amendment No. 93 to this Registration Statement, filed April 18, 2023 (File No. 002-80896).
(e) Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(f) Not applicable
(g)(1)(i) Custodian Agreement between Registrant and The Bank of New York (BNY) dated November 7, 2002. Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 9 to the registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).
(g)(1)(ii) Amendment dated December 11, 2023, to Custodian Agreement between Registrant and BNY dated November 7, 2002. Incorporated by reference to Exhibit (g)(2)(a) to Post-Effective Amendment No 190 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 18, 2023 (File No. 33-24972).
(g)(2)(i) Fund Administration and Accounting Agreement dated February 3, 2006, among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A for Prudential Investment Portfolios, Inc. 14, filed via Edgar on April 27, 2022 (File No. 002-82976).
(g)(2)(ii) Amendment dated December 11, 2023, to the Fund Administration and Accounting Services Agreement, dated February 3, 2006, among the Registrant and The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc. f/k/a PFPC Inc.). Incorporated by reference to Exhibit (g)(3)(a) to Post-Effective Amendment No 190 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 18, 2023 (File No. 33-24962).
(h)(1)(i) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, LLC., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
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(h)(1)(ii) Amendment dated February 5, 2024, to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Filed herewith.
(h)(1)(iii) Amendment dated December 11, 2023, to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to Exhibit (h)(1)(a) to Post-Effective Amendment No 190 to the Registration Statement on Form N-1A for Advanced Series Trust, filed via EDGAR on December 18, 2023 (File No. 33-24962).
(h)(2) Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(3) Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(4) Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(5) Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(6)(i) Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(6)(ii) Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(7)(i) Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(7)(ii) Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(8)(i) Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
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(h)(8)(ii) Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated October 30, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(9) Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(10) Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(11) Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(12) Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(13) Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(14)(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 15, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(14)(ii) Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 29, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(14)(iii) Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated September 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(14)(iv) Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated September 25, 1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(14)(v) Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated November 11,1997. Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000 (File No. 002-80896).
(h)(15) Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
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(h)(16) Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001. Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001 (File No. 002-80896).
(h)(17) Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund and Prudential Investment Management Services LLC, dated August 15, 2001. Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002 (File No. 002-80896).
(h)(18) Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
(h)(19) Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
(h)(20) Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005 (File No. 002-80896).
(h)(21) Form of Letter Agreement with Insurance Companies having Participation Agreements with the Registrant. Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005 (File No. 002-80896).
(h)(22) Administration Agreement between The Prudential Series Fund and Prudential Investments Fund Management LLC (now known as, PGIM Investments LLC) for Class II shares of the Fund. Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed April 17, 2009 (File No. 002-80896).
(h)(23)(i) Fund of Funds Investment Agreement dated January 19, 2022, between Prudential Investment Portfolios 3, Prudential Investment Portfolios 16, Advanced Series Trust, The Prudential Series Fund, SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust. Incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A for Prudential Investment Portfolios 16 filed via EDGAR on February 15, 2022 (File No. 333-60561).
(h)(23)(ii) Amendment dated May 16, 2022, to the Fund of Funds Agreement dated January 19, 2022, between Prudential Investment Portfolios 3, Prudential Investment Portfolios 16, Advanced Series Trust, The Prudential Series Fund, SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust. Incorporated by reference to Exhibit (h)(10(b) to Post-Effective Amendment No 193 to the Registration Statement on Form N-1A for Advanced Series Trust filed via EDGAR on December 19, 2022 (File No. 033-24962).
(h)(24) Fund of Funds Investment Agreement dated January 19, 2022, made among Advanced Series Trust and The Prudential Series Fund, on behalf of their respective series listed on Schedule A thereto, and The Select Sector SPDR Trust. Incorporated by reference to Post-Effective Amendment No. 92 to this Registration Statement, filed April 13, 2022 (File No. 002-80896).
(h)(25) Fund of Funds Investment Agreement dated as of January 19, 2022, made among Advanced Series Trust and The Prudential Series Fund, on behalf of their series listed on Schedule A thereto, and SPDR S&P 500 ETF Trust and SPDR Dow Jones Industrial Average ETF Trust. Incorporated by reference to Post-Effective Amendment No. 93 to this Registration Statement, filed April 18, 2023 (File No. 002-80896).
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(i)(1) Legal Opinion of Goodwin Procter LLP, counsel to The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006 (File No. 002-80896).
(i)(2) Legal Opinion of Goodwin Proctor LLP, counsel to The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(i)(3) Legal Opinion of Goodwin Proctor LLP, counsel to The Prudential Series Fund. Incorporated by reference to Post-Effective Amendment No. 91 to this Registration Statement, filed April 15, 2021. (File No. 002-80896).
(j)(1) Consent of independent registered public accounting firm. Filed herewith.
(k) Not applicable.
(l) Not applicable.
(m) Amended and Restated Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(n) Amended and Restated Rule 18f-3 Plan. Incorporated by reference to Post-Effective Amendment No. 87 to this Registration Statement, filed on May 15, 2020 (File No. 002-80896).
(o) Not applicable.
(p)(1) Code of Ethics of Registrant. Filed as an exhibit to Prudential’s Gibraltar Fund, Inc. Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (File No. 2-32685), which was filed via EDGAR on April 17, 2024, and is incorporated herein by reference.
(p)(2) Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards and Global Insider Trading Policy of PGIM Investments LLC and AST Investment Services, Inc. dated January 2024. Filed as an exhibit to Prudential’s Gibraltar Fund, Inc. Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (File No. 2-32685), which was filed via EDGAR on April 17, 2024, and is incorporated herein by reference.
(p)(3) Investment Adviser Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards and Global Insider Trading Policy of PGIM Fixed Income and PGIM Real Estate, each, a business unit of PGIM, Inc. dated December 2023. Filed herewith.
(p)(4) Code of Ethics, Making the Right Choices, Information Barrier Standards and Personal Securities Trading Standards of PGIM Quantitative Solutions LLC dated December 2023. Filed herewith.
(p)(5) Code of Ethics and Personal Trading Policy and Procedures of Jennison Associates LLC dated December 2023. Filed as an exhibit to Prudential’s Gibraltar Fund, Inc. Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (File No. 2-32685), which was filed via EDGAR on April 17, 2024, and is incorporated herein by reference.
(p)(6) Code of Ethics of William Blair & Company, LLC. Filed as an exhibit to Registration Statement of Advanced Series Trust Post-Effective Amendment No. 52 on Form N-1A (File No. 33-24962), which was filed via EDGAR on April 29, 2005, and is incorporated herein by reference.
(p)(7) Code of Ethics of LSV Asset Management. Filed as an exhibit to Post-Effective Amendment No. 184 to Registration Statement of Advance Series Trust (File No. 33-24962), which was filed via EDGAR on December 15, 2021, and is incorporated by reference.
(p)(8) Code of Ethics of T. Rowe Price Associates, Inc. Filed herewith.
(p)(9) Code of Ethics of Massachusetts Financial Services Company. Filed herewith.
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Item 29. Persons Controlled by or under Common Control with the Registrant.
Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.
The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 21, 2024, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-10, (separate accounts of The Prudential Insurance Company of America which are registered unit investment trusts).
Item 30. Indemnification.
Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides: “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”
Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides: “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors
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of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”
Article XI of the Registrant’s by-laws provides:
“Section 1. Agents, Proceedings, Expenses . For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
Section 2. Indemnification . The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law Section 3. Advances . The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.
Section 4. Insurance. Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”
Paragraph 8 of the Management Agreement between Registrant and PGIM Investments provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”
The subadvisory agreement between PGIM Investments and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”
The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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Item 31. Business and other Connections of the Investment Adviser.
(a) PGIM Investments LLC (PGIM Investments)
See the Prospectus constituting Part A of this Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.
The business and other connections of the officers of PGIM Investments are listed in Schedules A and D of Form ADV of PGIM Investments as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.
(b) Subadvisers
The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of J.P Morgan Investment Management Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21011), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of MFS Investment Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-17352), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of PGIM, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of PGIM Quantitative Solutions LLC (formerly known as QMA LLC) are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of T. Rowe Price Associates, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-856), as most recently amended, the text of which is hereby incorporated by reference.
The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.
Item 32. Principal Underwriters.
(a) Prudential Investment Management Services LLC (PIMS) is distributor for PGIM Rock ETF Trust, PGIM Credit Income Fund, PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc., PGIM ETF Trust, Prudential Government Money Market Fund, Inc., The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison
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Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.
PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract GI-2, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.
(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Andre T. Carrier (2)	President	N/A
Scott E. Benjamin (2)	Vice President	Board Member and Vice President
H. Soo Lee (1)	Senior Vice President, Chief Legal Officer and Secretary	N/A
John N. Christolini (3)	Senior Vice President and Chief Compliance Officer	N/A
Karen Leibowitz (2)	Senior Vice President and Chief Administrative Officer	N/A
Robert Smit (4)	Senior Vice President, Controller and Chief Financial Officer	N/A
Hansjerg Schlenker (2)	Senior Vice President and Chief Operations Officer	N/A
Peter Puzio (3)	Senior Vice President	N/A
Kevin Chaillet (3)	Treasurer	N/A
Kelly Florio (4)	Vice President and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Principal Business Addresses:
(1)
213 Washington Street, Newark, NJ 07102
(2)
655 Broad Street, Newark, NJ 07102
(3)
280 Trumbull Street, Hartford, CT 06103
(4)
751 Broad Street, Newark NJ, 07102
(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.
Item 33. Location of Accounts and Records.
All accounts, books, or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, 655 Broad Street, Newark, New Jersey 07102; the Registrant’s investment adviser, PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102, the Registrant’s Custodian, The Bank of New York Mellon Corp. (BNY), 225 Liberty Street, New York, New York 10007, or the Registrant’s Subadvisers.
PGIM Investments LLC has entered into Subadvisory Agreements with the following:
Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017

J.P Morgan Investment Management Inc, 383 Madison Avenue, New York, NY, 10179

LSV Asset Management, 155 North Wacker Drive, 46th Floor, Chicago, IL 60606

Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199-7610

PGIM, Inc., 655 Broad Street, Newark, NJ 07102

PGIM Limited, Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR
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PGIM Quantitative Solutions LLC, 655 Broad Street, Newark, NJ 07102

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

William Blair & Company LLC, 150 North Riverside Plaza, Chicago, IL 60606
Item 34. Management Services.
Other than as set forth under the caption “How the Trust is Managed ” in the Prospectus and the caption “Management and Advisory Arrangements” in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.
Item 35. Undertakings.
Not applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 18th day of April 2024.
THE PRUDENTIAL SERIES FUND
Timothy S. Cronin*

Timothy S. Cronin
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
* Timothy S. Cronin	President and Principal Executive Officer
* Susan Davenport Austin	Trustee
* Sherry S. Barrat	Trustee
* Kay Ryan Booth	Trustee
* Stephen M. Chipman	Trustee
* Robert F. Gunia	Trustee
* Thomas M. O’Brien	Trustee
* Jessica Bibliowicz	Trustee
* Christian J. Kelly	Chief Financial Officer (Principal Financial Officer)
* Elyse McLaughlin	Treasurer and Principal Accounting Officer
*By: /s/ Melissa Gonzalez Melissa Gonzalez	Attorney-in-Fact	April 18, 2024
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POWER OF ATTORNEY
The undersigned, Susan Davenport Austin, Sherry S. Barrat, Jessica M. Bibliowicz, Kay Ryan Booth, Stephen M. Chipman, Timothy S. Cronin, Robert F. Gunia, Thomas M. O’Brien, Christian J. Kelly and Elyse McLaughlin, as directors/trustees and/or officers of each of the registered investment companies listed in Appendix A hereto hereby authorize Andrew French, Claudia DiGiacomo, Melissa Gonzalez, Patrick McGuinness, Debra Rubano, Devan Fogle and George Hoyt or any of them, as attorney-in-fact, to sign on his or her behalf in the capacities indicated (and not in such person’s personal individual capacity for personal financial or estate planning), the Registration Statement on Form N-1A, filed for such registered investment company or any amendment thereto (including any pre-effective or post-effective amendments) and any and all supplements or other instruments in connection therewith, including Form N-PX, Forms 3, 4 and 5 for or on behalf of each registered investment company listed in Appendix A or any current or future series thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.
This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

/s/ Susan Davenport Austin Susan Davenport Austin
/s/ Sherry S. Barrat Sherry S. Barrat
/s/ Jessica M. Bibliowicz Jessica M. Bibliowicz
/s/ Kay Ryan Booth Kay Ryan Booth
/s/ Stephen M. Chipman Stephen M. Chipman
/s/ Timothy S. Cronin Timothy S. Cronin
/s/ Robert F. Gunia Robert F. Gunia
/s/ Thomas M. O’Brien Thomas M. O’Brien
/s/ Christian J. Kelly Christian J. Kelly
/s/ Elyse McLaughlin Elyse McLaughlin

Dated: March 15, 2024
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Appendix A
Advanced Series Trust
The Prudential Series Fund
Prudential’s Gibraltar Fund, Inc.
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The Prudential Series Fund
Exhibit Index
Item 28 Exhibit No.	Description
(h)(1)(ii)	Amendment dated February 5, 2024, to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.
(j)(1)	Consent of independent registered public accounting firm.
(p)(3)
Investment Adviser Code of Ethics, Information Barrier Standards, Personal Securities Trading Standards
and Global Insider Trading Policy of PGIM Fixed Income and PGIM Real Estate, each, a business unit of PGIM, Inc. dated December 2023.

(p)(4)	Code of Ethics, Making the Right Choices, Information Barrier Standards and Personal Securities Trading Standards of PGIM Quantitative Solutions LLC. Dated December 2023.
(p)(8)	Code of Ethics of T. Rowe Price Associates, Inc.
(p)(9)	Code of Ethics of Massachusetts Financial Services Company.
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